                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        Huntington Bancshares Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                NOTICE OF ANNUAL MEETING

                                                PROXY STATEMENT

                                                FINANCIAL SUPPLEMENT

-------------------------------------------------------------------------------
Huntington Bancshares Incorporated
Huntington Center
41 South High Street
Columbus, Ohio  43287

RICHARD A. CHEAP
General Counsel and Secretary

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     The Thirty-Third Annual Meeting of Shareholders of Huntington Bancshares Incorporated will be held in the Capitol Square Banking Lobby of The Huntington National Bank, 17 South High Street, Columbus, Ohio, on Thursday, April 22, 1999, at 5:00 p.m. local Columbus, Ohio time, for the following purposes:

     (1) To elect four directors to serve as Class III Directors until the Annual Meeting of Shareholders to be held in the year 2002 and until their successors are elected, and one director to serve as a Class I Director until the Annual Meeting of Shareholders to be held in the year 2000 and until his successor is elected.

     (2) To consider and act upon a proposal to approve the Corporation's Amended and Restated Incentive Compensation Plan.

     (3) To consider and act upon a proposal to approve the Corporation's Amended and Restated Long-Term Incentive Compensation Plan.

     (4) To ratify the appointment of Ernst & Young LLP, independent auditors, to serve as auditors for the Corporation for the year 1999.

     (5) To transact any other business which may properly come before the meeting.

     You will be welcome at the meeting, and we hope you can attend. Directors and officers of Huntington Bancshares Incorporated and representatives of its independent auditors will be present to answer your questions and to discuss its business.

     We urge you to vote your proxy by telephone or execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person, and your proxy will not be used.

Sincerely yours,


Richard A. Cheap
February 17, 1999



     ----------------------------------------------------------------------
            SHAREHOLDERS ARE REQUESTED TO VOTE THEIR PROXIES EITHER BY
                 TELEPHONE OR BY SENDING THEIR PROXY CARDS IN THE
                       ACCOMPANYING ENVELOPE WHICH REQUIRES
                     NO POSTAGE IF MAILED IN THE UNITED STATES
     ----------------------------------------------------------------------

                         ____________________________

                               PROXY STATEMENT
                         ____________________________

     This Proxy Statement is furnished to the shareholders of Huntington Bancshares Incorporated (the "Corporation") in connection with the solicitation of proxies by the Corporation's Board of Directors to be used in voting at the Annual Meeting of Shareholders to be held on April 22, 1999, and at any adjournment thereof. This Proxy Statement and the enclosed proxy will be first sent or given to the Corporation's shareholders on approximately February 23, 1999. The Financial Supplement attached to this Proxy Statement contains information relating to the Corporation's financial results for the fiscal year ended December 31, 1998, including the Corporation's consolidated financial statements, accompanying notes, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

     The shares represented by a properly submitted proxy will be voted as directed if the proxy is received by the Corporation prior to the meeting. The proxy will be voted FOR the nominees for director named herein, FOR the approval of the Corporation's Amended and Restated Incentive Compensation Plan, FOR the approval of the Corporation's Amended and Restated Long-Term Incentive Compensation Plan, and FOR the ratification of Ernst & Young LLP's appointment as independent auditors, if no direction is made to the contrary. A properly submitted proxy will also confer discretionary authority to vote on any other matter which may properly come before the meeting.

     A person voting by proxy either telephonically or by properly signing and submitting the enclosed proxy card has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Corporation prior to the meeting. Shareholders who attend the meeting may vote in person and their proxies will not be used.

     The Corporation will bear the cost of the solicitation of proxies, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Corporation may solicit proxies by mail, telegram, telephone or other means of electronic transmission, or personal interview. The Corporation has retained Morrow & Co., Inc. to assist in the solicitation of proxies and will pay such firm fees of approximately $5,500.00 plus expenses.

     Holders of record of Common Stock at the close of business on February 8, 1999, will be entitled to vote at the Annual Meeting. At that date, the Corporation had 210,471,299 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

     A majority of the outstanding shares of the Corporation will constitute a quorum at the meeting. Under the law of Maryland, the Corporation's state of incorporation, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Broker non-votes occur when brokers, who hold their customers' shares in street name, submit proxies for such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors and ratification of independent auditors, but not on non-routine matters.

     The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality and thus broker non-votes and abstentions will have no effect. Each other matter to be submitted to the shareholders at this meeting requires the affirmative vote of a majority of all the votes cast by the holders of Common Stock at a meeting at which a quorum is present for approval or ratification of the matter. Broker non-votes and abstentions will have no effect on these matters since they are not counted as votes cast at the meeting.

ELECTION OF DIRECTORS

     The Corporation's Charter provides for a classified Board of Directors. The number of authorized directors has been set at eleven. The Board of Directors proposes the election of five directors at the 1999 Annual Meeting of Shareholders - four to serve as Class III Directors and one to serve as a Class I Director.

     Don M. Casto III, Patricia T. Hayot, Wm. J. Lhota and Timothy P. Smucker are currently Class III Directors of the Corporation and were elected at the 1996 Annual Meeting of Shareholders to serve three-year terms expiring in 1999. Mr. Casto, Ms. Hayot, and Messrs. Lhota and Smucker are being nominated by the Board of Directors for reelection as

Class III Directors. The nominees for Class III Directors, if elected, will each serve a three-year term expiring at the 2002 Annual Meeting of Shareholders and until their successors are elected.

     John B. Gerlach, Jr. is being nominated by the Board of Directors for election as a Class I Director. Mr. Gerlach currently serves as a director of The Huntington National Bank. Mr. Gerlach, if elected, will serve a one-year term expiring at the 2000 Annual Meeting of Shareholders and until his successor is elected.

     It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Casto, Ms. Hayot, and Messrs. Lhota and Smucker as Class III Directors and FOR the election of Mr. Gerlach as a Class I Director. In the event that any of the nominees for director should become unavailable, the number of directors of the Corporation may be decreased pursuant to the Bylaws, or the Board of Directors may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

     The following tables set forth certain information concerning each nominee and each continuing director of the Corporation.


                                         CLASS III DIRECTORS
                                (NOMINEES FOR TERMS EXPIRING IN 2002)

                                                                                         Directorships held in any company
                                                                                       with a class of securities registered
                               Name and Principal                         Director    pursuant to Sections 12 or 15(d) of the
                                  Occupation(1)                Age          Since         Securities Exchange Act of 1934
------------------------------------------------------------------------------------------------------------------------------------
 DON M. CASTO III
        President, Don M. Casto Organization, real estate       54          1985
        developers

 Patricia T. Hayot
        Head of Columbus School for Girls                       53          1996

 WM. J. LHOTA
        Executive Vice President, American Electric Power,      59          1990      AEP Generating Company, AEP Resources, Inc.,
        management, technical and professional subsidiary                             American Electric Power Service Corp.,
        of AEP, a major investor-owned electric utility                               Appalachian Power Company, Cedar Coal
        system                                                                        Company, Central Ohio Coal Company, Columbus
                                                                                      Southern Power Company, Indiana Michigan
                                                                                      Power Company, Kentucky Power Company,
                                                                                      Kingsport Power Company, Ohio Power Company,
                                                                                      Ohio Valley Electric Corporation, State Auto
                                                                                      Financial Corporation
 TIMOTHY P. SMUCKER
        Chairman, The J. M. Smucker Company, manufacturer       54          1978      The J. M. Smucker Company,
        of jams, jellies, ice cream toppings, juices, and                             Dreyer's Grand Ice Cream, Inc.
        peanut butter


                                         CLASS II DIRECTORS
                                       (TERMS EXPIRE IN 2001)

                                                                                         Directorships held in any company
                                                                                       with a class of securities registered
                               Name and Principal                         Director    pursuant to Sections 12 or 15(d) of the
                                  Occupation(1)                Age          Since         Securities Exchange Act of 1934
------------------------------------------------------------------------------------------------------------------------------------
 DON CONRAD
        Chairman and Chief Executive Officer, WACO Oil          70          1989
        Co., Inc., retail gasoline/convenience stores, car
        washes, and self storage warehouses

 GEORGE A. SKESTOS
        Retired Chairman, Homewood                              71          1995
        Corporation, residential
        construction and development

 LEWIS R. SMOOT, SR.
        President and Chief Executive Officer, The Smoot        65          1995      M/I Schottenstein Homes, Inc.
        Corporation, general construction and construction
        management

 FRANK WOBST
        Chairman and Chief Executive                            65          1974
        Officer of the Corporation; Chairman
        and Chief Executive Officer of
        The Huntington National Bank


                                          CLASS I DIRECTORS
                                       (TERMS EXPIRE IN 2000)

 ROBERT H. SCHOTTENSTEIN
        President, M/I Schottenstein Homes, Inc.,               46          1997      M/I Schottenstein Homes, Inc.
        homebuilding

 WILLIAM J. WILLIAMS
     Chairman, Freeburn Ventures, Ltd., venture capital         70          1985
     and private equity investments



                                (NOMINEE FOR TERM EXPIRING IN 2000)

 JOHN B. GERLACH,  JR.
     Chairman, President and Chief                              44          --        Lancaster Colony Corporation
     Executive Officer, Lancaster Colony Corporation,
     manufacturer and marketer of specialty food,
     glassware, candles and automotive accessories


_________________

(1) Each nominee and continuing director has held, or been retired from, the various positions indicated or other executive positions with the same organizations (or predecessor organizations) for at least the past five years, except that Mr. Williams has served in his current position since July 24, 1996, and Mr. Gerlach has served in his current position since February 1997. Mr. Williams retired from the position of Chairman of The Huntington National Bank as of September 1, 1993. Mr. Gerlach has served in various other senior executive positions with Lancaster Colony Corporation since November 1985. Mr. Wobst is also a director of The Huntington National Bank and various other entities affiliated with the Corporation. Mr. Williams is also a director of The Huntington National Bank.
_________________


     The Board of Directors of the Corporation held a total of nine regular and special meetings during 1998. The Board of Directors has standing Audit, Compensation and Stock Option, Executive, and Pension Review Committees. The members of the Audit Committee are Ms. Hayot and Messrs. Lhota, Schottenstein, Smoot, and Casto, Chairman. The Audit Committee met three times during 1998 and performs the function of overseeing the work of the internal and external auditors. The members of the Compensation and Stock Option Committee are Messrs. Conrad, Skestos, and Smucker, Chairman. This committee met four times during 1998 and reviews benefits and executive compensation, including incentive compensation, and grants stock options. The Executive Committee is composed of Messrs. Casto, Conrad, Smucker, and Wobst, Chairman, and makes recommendations to the full Board of Directors with respect to significant policy issues and nominations to the Board of Directors of the Corporation. The Executive Committee met once in 1998. The members of the Pension Review Committee are Messrs. Skestos, Smucker, and Conrad, Chairman. The Pension Review Committee met twice during 1998 and administers the Corporation's Retirement Plan, oversees the investment of plan assets, and makes recommendations to the Board of Directors regarding the Retirement Plan.

COMPENSATION OF DIRECTORS

     Each non-employee director of the Corporation receives $1,500 for each Board or committee meeting of the Corporation the director attends (excluding special teleconference meetings). In addition, each non-employee director of the Corporation receives retainer payments at an annual rate of $27,000. Non-employee chairmen of standing committees of the Board of Directors of the Corporation receive additional retainer payments at an annual rate of $5,000. All or any portion of the compensation otherwise payable to a director may be deferred if such director elects to participate in the Huntington Bancshares Incorporated Deferred Compensation Plan and Trust for Huntington Bancshares Incorporated Directors (the "Directors' Plan").

     The Directors' Plan, adopted in 1991, allows the members of the Board of Directors of the Corporation to elect to defer receipt of all or a portion of the compensation payable to them in the future for services as directors. Such deferred amounts are not included in the gross income of the directors until such time as the deferred amounts are distributed from the Directors' Plan. The Corporation transfers cash equal to the compensation deferred pursuant to the Directors' Plan to a trust fund where it is allocated to the accounts of the participating directors.

     The trustee of the Directors' Plan has broad investment discretion over the trust fund and is authorized to invest in many forms of securities and other instruments, including Common Stock of the Corporation. During 1998, the trustee invested the trust fund primarily in Common Stock of the Corporation. The trustee may hold some assets of the Directors' Plan in the form of cash to the extent the trustee deems necessary. The trustee maintains a separate account for each participating director. Amounts contributed to the Directors' Plan are credited to the account of each director in the ratio that the amount deferred by each director bears to the total amount deferred by all directors. Distribution of a director's account will be made either in a lump sum or in equal annual installments over a period of not more than ten years, as elected by each director. Such distribution will commence upon the earlier of 30 days after the attainment of an age specified by the director at the time the deferral election was made, or within 30 days of the director's termination as a director.

     All of the assets of the Directors' Plan are subject to the claims of the creditors of the Corporation and the rights of a director or his or her beneficiaries to any of the assets of the Directors' Plan are no greater than the rights of an unsecured general creditor of the Corporation. Directors who are also employees of the Corporation do not receive compensation as directors and, therefore, are ineligible to participate in the Directors' Plan.

     Non-employee directors of the Corporation are also eligible to participate in the Corporation's Amended and Restated 1994 Stock Option Plan (the "1994 Stock Option Plan"). The Corporation considers stock option grants on an annual basis in amounts determined at the discretion of the Compensation and Stock Option Committee. Options to purchase 5,500 shares of the Corporation's Common Stock were granted on May 20, 1998, to each of the non-employee directors at an exercise price of $31.99 per share. The exercise price, which was equal to the average of the high and low market price of the underlying shares on the date of grant, has been adjusted to reflect the effect of the ten percent stock dividend paid July 31, 1998. The options become exercisable in equal increments on each of the first three anniversaries of the date of grant. Generally, the exercise price of options may be paid for in cash or in shares of Common Stock of the Corporation.

OWNERSHIP OF VOTING STOCK

     The following table sets forth the beneficial ownership of the Corporation's Common Stock by each of the Corporation's directors, nominees, and five most highly compensated executive officers, and the directors and executive officers as a group as of December 31, 1998.


                                                                Shares of Common
Name of Beneficial Owner                                          Stock Owned(1)               Percent of Class
----------------------------------------------------------------------------------------------------------------------
Don M. Casto III............................................       171,410 (2)(4)                   .08%
Don Conrad..................................................     1,033,589 (2)(4)                   .49
Judith D. Fisher............................................       128,450 (3)                      .06
Peter E. Geier..............................................        78,023 (3)                      .04
John B. Gerlach, Jr.........................................     1,251,692 (2)(4)                   .60
Patricia T. Hayot...........................................        33,903 (4)                      .02
Wm. J. Lhota................................................        39,844 (2)(4)                   .02
Robert H. Schottenstein.....................................        16,282 (4)                      .01
Ronald J. Seiffert..........................................        84,562 (2)(3)                   .04
George A. Skestos...........................................        19,426 (2)(4)                   .01
Lewis R. Smoot, Sr..........................................        66,360 (2)(4)                   .03
Timothy P. Smucker..........................................        67,334 (4)                      .03
Gerald R. Williams..........................................       170,253 (3)                      .08
William J. Williams.........................................       120,552 (2)                      .06
Frank Wobst.................................................     1,884,780 (2)(3)                   .89
Directors and Executive Officers
as a Group (15 in group)....................................     3,920,625 (2)(3)(4)               1.85

________________

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. Figures include 1,210 shares for Mr. Casto, 6,957 shares for Mr. Conrad, 22,382 shares for Ms. Fisher, 64,918 shares for Mr. Geier, 302 shares for Ms. Hayot, 1,512 shares for Mr. Lhota, 302 shares for Mr. Schottenstein, 59,807 shares for Mr. Seiffert, 3,025 shares for Mr. Skestos, 1,512 shares for Mr. Smoot, 1,512 shares for Mr. Smucker, 78,706 shares for Mr. G. Williams, 9,602 shares for Mr. W. Williams, 929,643 shares for Mr. Wobst, and 1,181,390 shares of Common Stock for all directors and executive officers as a group, which could have been acquired under stock options exercisable within 60 days of December 31, 1998.

(2)  Figures include 6,946; 156,651; 40,287; 1,476; 2,795; 2,825;  1,278; and
     51,838 shares of Common Stock owned by members of the immediate families of Messrs. Casto, Conrad, Gerlach, Seiffert, Skestos, Smoot, W. Williams, and Wobst respectively; 13,866 shares of Common Stock owned jointly by Mr. Lhota and his spouse; 1,500 shares owned jointly by Mr. Seiffert and his spouse; 841,189 shares owned by the John B. Gerlach Trust of which Mr. Gerlach is trustee and beneficiary; 310,642 shares owned by the Gerlach Foundation of which Mr. Gerlach is an officer and trustee; 29,282 shares owned by Lehrs, Inc. of which Mr. Gerlach is a director and executive officer; 19,214 shares of Common Stock owned by The Smoot Corporation, of which Mr. Smoot is President, and 45,881 shares of Common Stock reported as owned by individuals as to which the respective directors and executive officers have disclaimed beneficial ownership.

(3) Also includes 3,530 shares for Ms. Fisher, 1,194 shares for Mr. Geier, 1,838 shares for Mr. Seiffert, 8,598 shares for Mr. G. Williams, 65,035 shares for Mr. Wobst, and 80,196 shares of Common Stock for all executive officers as a group, held in the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust. Prior to the distribution of shares of Common Stock from this plan to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plan.

(4) Includes 56,088 shares for Mr. Casto, 36,128 shares for Mr. Conrad, 1,755 shares for Mr. Gerlach, 33,086 shares for Ms. Hayot, 24,074 shares for Mr. Lhota, 6,539 shares for Mr. Schottenstein, 6,823 shares for Mr. Skestos, 36,899 shares for Mr. Smoot, and 58,526 shares of Common Stock for Mr. Smucker held in the deferred compensation plans for Directors. Prior to the distribution of shares of Common Stock from the deferred compensation plans for Directors to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plans.

________________

     As of December 31, 1998, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Corporation, except as follows:

Name and Address                      Shares of Common
of Beneficial Owner                      Stock Owned             Percent of Class
-----------------------------------------------------------------------------------------
The Huntington National Bank           20,517,499 (1)                  9.72%
Huntington Center
41 South High Street
Columbus, Ohio 43287

_________________

(1) These shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by The Huntington National Bank. As fiduciary, The Huntington National Bank has sole power to dispose of 4,821,038 of these shares, shared power to dispose of 2,237,781 of these shares, sole power to vote 19,456,855 of these shares, and shared power to vote 166,214 of these shares.
_________________

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

INDEBTEDNESS OF MANAGEMENT

     Some of the directors, nominees for election as director, and executive officers of the Corporation are customers of the Corporation's affiliated financial and lending institutions and have transactions with such affiliates in the ordinary course of business. Directors, nominees and executive officers of the Corporation also may be affiliated with entities which are customers of the Corporation's affiliated financial and lending institutions and which enter into transactions with such affiliates in the ordinary course of business. Transactions with directors, nominees, executive officers, and their affiliates have been on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN OTHER TRANSACTIONS

     In 1997, The Huntington National Bank began construction of a new Business Service Center at the Easton Development in Columbus, Ohio, to replace the existing Operations Center, also located in Columbus. The Business Service Center will consist of five floors of approximately 460,000 total square feet, which are to be occupied primarily by employees of The Huntington National Bank and affiliates of The Huntington National Bank. Occupancy is expected to begin in the first quarter of 1999 and construction is expected to be completed in the second quarter of 1999.

     Management considered possible alternatives and determined that it would be appropriate to retain the services of an experienced consultant to undertake the planning, design, and oversight of the construction and provide budgeting and cost control, management and contracting of required contractors and specialists, and guidance to the architect, all consistent with prudent industry standards. Management solicited bids from three qualified construction management firms, each having national or regional prominence, local resources and experience with similar projects, to act as Construction Manager for the Business Service Center. After thorough evaluation of the bids and the qualifications of the firms, management recommended that The Huntington National Bank utilize Gilbane-Smoot, a joint venture comprised of Gilbane Building Company and The Sherman R. Smoot
Company of Ohio.   Gilbane-Smoot was also selected through a bidding and
review process to provide comprehensive move management services for the relocation of the existing Operations Center to the Business Service Center. Gilbane-Smoot will be paid a fee of approximately $1,700,000 for services as Construction Manager and approximately $398,000 for the move management services.

     In addition, after evaluating the bids and qualification of several general contractors, The Huntington National Bank entered into a contract with The Sherman R. Smoot Company of Ohio for the construction of a single deck parking garage at the Business Service Center site for use by the occupants and visitors. The parking garage was completed in October 1998 and accommodates approximately 625 vehicles. The Sherman R. Smoot Company of Ohio was paid approximately $2,350,000 for the design and construction of the parking garage.

     Some of the factors leading to the selection of Gilbane-Smoot and The Sherman R. Smoot Company of Ohio were the prominence, reputation and highly qualified personnel of both entities, the competitive bids submitted by both entities, and, with respect to Gilbane-Smoot, its experience with the development of bank operations centers, its cooperative working relationship with the developers of the Easton Development, and its experience in completing large-scale technical moves. Lewis R. Smoot, Sr., a director of the Corporation, is President and Chief Executive Officer of The Sherman R. Smoot Company of Ohio. Mr. Smoot is also President and Chief Executive Officer and 87.68% owner of The Smoot Corporation, which is the parent company of The Sherman R. Smoot Company of Ohio. The Sherman R. Smoot Company of Ohio is a 45% equity partner in the Gilbane-Smoot joint venture. The foregoing transactions were presented to the Boards of Directors of both the Corporation and The Huntington National Bank and approved after thorough discussion and review.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Corporation and its subsidiaries to the Corporation's Chief Executive Officer and each of the next four most highly compensated executive officers, for each of the last three fiscal years ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                            Compensation
                                                                                            ------------
                                                      Annual Compensation              Awards         Payouts
                                              --------------------------------         ------         -------
                                                                        Other
                                                                        Annual       Securities                      All Other
                                                                        Compen-       Underlying        LTIP          Compen-
                                             Salary          Bonus      sation         Options         Payouts        sation
Name and Principal Position      Year        ($)(1)           ($)       ($)(2)         (#)(3)          ($)(4)         ($)(5)
--------------------------------------------------------------------------------------------------------------------------------
FRANK WOBST
Chairman, President              1998        957,500        273,240      88,790        275,000        217,010          39,456
and Chief Executive              1997        910,738        693,750      75,487        242,000          -0-            39,058
Officer                          1996        867,950        559,828      74,239        199,647        433,975          39,058

PETER E. GEIER
President and Chief              1998        337,500        108,675        (2)          55,000         82,200          13,875
Operating Officer, The           1997        255,000        189,000        (2)          48,398          -0-            11,381
Huntington National Bank         1996        156,667        112,320        (2)          19,962         90,000           6,750

RONALD J. SEIFFERT
Vice Chairman,                   1998        337,500        108,675        (2)          55,000         82,200          13,875
The Huntington                   1997        255,000        189,000        (2)          48,398          -0-            11,381
National Bank                    1996        151,577        112,320      29,145         19,963          -0-             6,304

GERALD R. WILLIAMS (6)
Executive Vice                   1998        290,000         87,244        (2)          36,400         63,570          11,962
President and Chief              1997        280,000        179,760        (2)          26,620          -0-            12,263
Financial Officer                1996        272,500        176,400        (2)          26,616        140,000          12,263

JUDITH D. FISHER  (6)
Executive Vice                   1998        277,083         90,252        (2)          36,300         65,760          11,438
President and                    1997        258,333        179,850        (2)          36,298          -0-            11,625
Treasurer                        1996        242,146        162,000        (2)          26,618        125,000          10,897

_______________

(1) Includes amounts deferred pursuant to the Huntington Investment and Tax Savings Plan (formerly known as the Employee Stock Purchase and Tax Savings Plan) and the Supplemental Stock Purchase and Tax Savings Plan.

(2) During 1998, 1997, and 1996, Mr. Wobst received other annual compensation in the amounts indicated, including executive life insurance premiums in the amounts of $67,498, $56,772, and $50,064, respectively. During 1996, Mr. Seiffert received other annual compensation in the amount indicated, including reimbursement for moving expense of $27,972. Other annual compensation for each of the other named executive officers for each year indicated was less than $50,000 and less than 10% of the total of annual salary and bonus reported for the named executive.

(3) Represents shares of the Corporation's Common Stock, adjusted for stock dividends and stock splits paid after the date of grant.

(4) Awards were paid under the Corporation's Long-Term Incentive Compensation Plan for the overlapping performance cycles ended December 31, 1996 and December 31, 1998. Figures indicated represent total dollar value of the awards. Awards are normally made in shares of the Corporation's Common Stock, however, a participant may elect to receive up to fifty percent of an award in cash. Mr. Seiffert was not eligible to participate in the cycle that ended December 31, 1996.

(5) Figures represent amounts contributed for each named executive officer by the Corporation to the Huntington Investment and Tax Savings Plan (formerly known as the Employee Stock Purchase and Tax Savings Plan) and the Supplemental Stock Purchase and Tax Savings Plan. For 1998, $7,200, $6,762, $6,744, $6,375, and $4,842, were contributed for Messrs. Wobst and Williams, Ms. Fisher, and Messrs. Geier and Seiffert, respectively, under the Huntington Investment and Tax Savings Plan, and $32,256, $5,200, $4,694, $7,500, and $9,033 were contributed for Messrs. Wobst and Williams, Ms. Fisher, and Messrs. Geier and Seiffert, respectively, under the Supplemental Stock Purchase and Tax Savings Plan.

(6) On January 20, 1999, the Corporation's Board of Directors announced that Judith D. Fisher will assume the role of Chief Financial Officer effective April 1, 1999. Gerald R. Williams, who has served as the Corporation's Chief Financial Officer since April 1989, will take early retirement on that date.

________________

EMPLOYMENT AND EXECUTIVE AGREEMENTS

     Mr. Wobst has an agreed upon term of employment. Under an Employment Agreement, Mr. Wobst will be employed by the Corporation through November 15, 2001, with automatic five-year renewals until his death, disability, or retirement. In addition, the Employment Agreement can be terminated earlier by Mr. Wobst or the Corporation upon written notice delivered to the other party at least 60 days prior to the expiration of the initial or any renewal period. Mr. Wobst's Employment Agreement provides that his annual rate of compensation will not be less than $990,000. It also provides for Mr. Wobst's continued participation in the Corporation's Incentive Compensation Plans, Stock Purchase and Tax Savings Plan, Retirement Plans, Stock Option Plans, and certain other benefits afforded to executive officers of the Corporation.

     In the event Mr. Wobst is terminated for cause, he will be entitled to receive salary payments for three calendar months following the date of termination plus any compensation to which he is entitled under the Incentive Compensation Plans. In the event Mr. Wobst is terminated without cause, he will be entitled to his full compensation and benefits under his Employment Agreement until the later of six months after his termination or the expiration of the then current term of the Employment Agreement. In the event Mr. Wobst becomes disabled, which disability continues for more than six months during a twelve-month period, the Corporation may terminate Mr. Wobst's Employment Agreement, and he will be entitled to his full compensation (base salary and payments under the Incentive Compensation Plans) to the date of termination. Thereafter, Mr. Wobst will be entitled to two-thirds of his base salary, less disability benefits received from any of the Corporation's disability insurance programs, until the first to occur of the termination of the disability, or until the termination of his Employment Agreement. His base salary will be reinstated upon his return to employment. In the event of Mr. Wobst's death, his beneficiaries will receive his base annual salary for six months plus Incentive Compensation Plan payments.

     The Corporation also has entered into Executive Agreements with each of the executive officers named in the Summary Compensation Table. These Executive Agreements were entered into as part of the Corporation's corporate strategy to provide protection for, and thus retain, its well-qualified executive officers notwithstanding any actual or threatened change in control of the Corporation. A "Change in Control" generally includes:

- the acquisition by any person of beneficial ownership of 25% or more of the Corporation's outstanding voting securities;

- a change in the composition of the Board of Directors if a majority of the new directors were not appointed or nominated by the directors currently sitting on the Board of Directors or their subsequent nominees;

- a merger involving the Corporation where the Corporation's shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;

-    the dissolution of the Corporation; and

- a disposition of assets, reorganization, or other corporate event involving the Corporation which would have the same effect as any of the above-described events.

     Under each Executive Agreement, the Corporation or its successor must provide severance benefits to the executive officer if his or her employment is terminated (other than on account of the officer's death or disability or for cause):

-    by the Corporation, at any time within 36 months after a Change in Control;

- by the Corporation, at any time prior to a Change in Control but after commencement of any discussions with a third party relating to a possible Change in Control involving such third party ("Change in Control Discussions") if the officer's termination is in contemplation of such possible Change in Control and such Change in Control is actually consummated within 12 months after the date of such officer's termination;

- by the executive officer voluntarily with Good Reason at any time within 36 months after a Change in Control of the Corporation; and

- by the executive officer voluntarily with Good Reason at any time after commencement of Change in Control Discussions if such Change in Control is actually consummated within 12 months after the date of such officer's termination.

     "Good Reason" generally means the assignment to the executive officer of duties which are materially (and, in the case of Ms. Fisher and Mr.
Williams, adversely) different from such duties prior to the Change in Control, a reduction in such officer's salary or benefits, or a demand to relocate to an unacceptable location, made by the Corporation or its successor either after a Change in Control or after the commencement of Change in Control Discussions if such change or reduction is made in contemplation of a Change in Control and such Change in Control is actually consummated within 12 months after such change or reduction. An executive officer's determination of Good Reason will be conclusive and binding upon the parties if made in good faith, except that, if the executive officer is serving as Chief Executive Officer of the Corporation immediately prior to a Change in Control, the occurrence of a Change in Control will be conclusively deemed to constitute Good Reason.

     In addition to accrued compensation, bonuses, and vested benefits and stock options, the executive officer's severance benefits payable under the Executive Agreements include:

- a lump-sum cash payment equal to three times (or, in the case of Ms. Fisher and Mr. Williams, two and one-half times) the officer's highest base annual salary;

- a lump-sum cash payment equal to three times (or, in the case of Ms. Fisher and Mr. Williams, two and one-half times) the highest annual incentive compensation to which the officer would be entitled;

- a lump sum cash payment equal to one and one-half times the highest long-term incentive compensation to which the officer would be entitled;

-    thirty-six months of continued insurance benefits; and

- thirty-six months of additional service credited for purposes of retirement benefits.

Each Executive Agreement also provides that the Corporation will pay the executive officer such amounts as would be necessary to compensate such officer for any excise tax paid or incurred due to any severance payment or other benefit provided under the Executive Agreement. However, in the case of Ms. Fisher and Mr. Williams, if the total severance payments or other benefits provided under the Executive Agreement would not be subject to the excise tax if the total of such payments and benefits would be reduced by 10% or less, then such payments or benefits will be reduced by the minimum amount necessary so that the Corporation will not have to pay an excess severance payment and the executive officer will not be subject to an excise tax.

     The Executive Agreements provide that, for a period of five years after any termination of the executive's employment, the Corporation will provide the executive with coverage under a standard directors' and officers' liability insurance policy at its expense, and shall indemnify, hold harmless and defend the executive to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the executive in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of having been a director or officer of the Corporation or any subsidiary.

     The Corporation must pay the cost of counsel (legal and accounting) for an executive officer in the event such officer is required to enforce any of
the rights granted under his Executive Agreement.   In addition, the
executive officer is entitled to prejudgment interest on any amounts found to be due to him or her in connection with any action taken to enforce such officer's rights under the Executive Agreement at a rate equal to the prime commercial rate of The

Huntington National Bank or its successor in effect from time to time plus 4%.

     The Executive Agreements are in effect through December 31, 1999, subject to automatic two year renewals and to an extension for thirty-six months after any month in which a Change of Control occurs. An Executive Agreement will terminate if the employment of the executive officer terminates other than under circumstances which trigger the severance benefits.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                   Number of
                                  Securities
                                  Underlying      Percent of Total                                                      Grant Date
                                   Options       Options Granted to           Exercise                                    Present
                                   Granted          Employees in                Price               Expiration             Value
               Name                (#)(1)            Fiscal Year              ($/sh)(2)                Date                ($)(3)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank Wobst                        275,000             23.0                    $31.99                5/20/08            3,454,000
 Peter E. Geier                      55,000              4.6                     31.99                5/20/08              690,800
 Ronald J. Seiffert                  55,000              4.6                     31.99                5/20/08              690,800
 Gerald R. Williams                  26,400              2.2                     31.99                5/20/08              331,584
                                     10,000               .8                     28.00                8/19/08              104,200
 Judith D. Fisher                    36,300              3.0                     31.99                5/20/08              455,928

________________

(1) All options granted expire ten years from the date of grant. The options granted prior to July 31, 1998, have been adjusted to reflect the effect of a ten percent stock dividend paid on that date. The options granted to each named executive officer become exercisable in equal increments on each of the first three anniversaries of the date of grant. Options not yet exercised are canceled upon a termination of employment for any reason other than death, retirement under one or more of the Corporation's retirement plans, termination following a change in control of the Corporation, or a disposition (other than a change in control) of substantially all of the stock or assets of the Corporation, in which case all options become exercisable immediately as of such termination date and remain exercisable for a specified period following the termination. Generally, the exercise price of options may be paid for in cash or in shares of Common Stock of the Corporation. In addition, any tax which the Corporation is required to withhold in connection with the exercise of any stock option may be satisfied by the option holder by electing to have the number of shares to be delivered on the exercise of the option reduced by, or otherwise by delivering to the Corporation, such number of shares of Common Stock having a fair market value equal to the amount of the withholding requirement.

(2) In all cases, the exercise price was equal to the average of the high and low market price of the underlying shares on the date of grant. Where applicable, the exercise price has been adjusted to reflect the effect of the ten percent stock dividend paid July 31, 1998.

(3) The dollar amounts in this column are the result of calculations made using the Black-Scholes model, a theoretical method for estimating the present value of stock options based on complex assumptions about the stock's price volatility and dividend rate as well as interest rates. Because of the unpredictability of the assumptions required, the Black-Scholes model, or any other valuation model, is incapable of accurately predicting the Corporation's stock price or of placing an accurate present value on options to purchase its stock. In performing the calculations it was assumed that: the options were exercised at the end of their ten-year terms; the volatility of the stock price was equal to 31.6% for the May 1998 grants and 31.2% for the August 1998 grant, which volatility was calculated on a natural logarithmic basis of the Corporation's stock price for the twelve-month period preceding the date of grant; the risk-free rate of return was equal to the ten-year United States Treasury Note Rate effective the date of the grant, to correspond to the term of the options; and the dividend yield was equal to the

     Corporation's annualized dividend yield at the end of the calendar quarter preceding the option grant, which was 2.2% for the May 1998 grants and 2.4% for the August 1998 grant. No adjustments were made for vesting requirements, non-transferability, or risk of forfeiture. In spite of any theoretical value which may be placed on a stock option grant, no increase of the stock option's value is possible without an increase in the market value of the underlying stock. Any appreciation in the market value of the Corporation's stock would benefit all shareholders and would be dependent in part upon the efforts of the named executive officers. The total of the grant date values indicated in the table for all stock options granted in 1998 to the named executive officers was $5,727,312, representing approximately .085% of the value of all shares of the Corporation outstanding on May 31, 1998.
________________



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                                            Number of Securities
                                                                           Underlying Unexercised        Value of Unexercised
                                                                              Options at Fiscal        In-the-Money(3) Options
                                                                               Year-End (#)(2)                at Fiscal
                                                                                                            Year-End ($)

                                Shares
                              Acquired on                Value                  Exercisable/                Exercisable/
         Name               Exercise (#)(1)          Realized ($)              Unexercisable               Unexercisable
 -------------------------------------------------------------------------------------------------------------------------------
 Frank Wobst                           -0-                -0-                    1,009,400/                 18,160,381/
                                                                                   599,994                   3,184,024

 Peter E. Geier                       2,345             45,965                     64,918/                   966,378/
                                                                                   106,522                    456,510

 Ronald J. Seiffert                    -0-                -0-                      59,807/                   879,838/
                                                                                   104,777                    427,137

 Gerald R. Williams                  48,429            1,116,305                   78,706/                  1,564,089/
                                                                                   74,912                     408,388

 Judith D. Fisher                    22,398             398,862                    22,382/                   223,667/
                                                                                   79,452                     391,161

________________

(1) The actual number of shares received may be less than indicated in the event the option holder elected to have shares withheld for the payment of the exercise price or withholding tax liability.

(2)  Adjusted for stock splits and stock dividends paid after the date of grant.

(3) An option is in-the-money if the fair market value of the underlying Common Stock exceeds the exercise price of the option.
________________

                              Pension Plan Table

                                       Years of Service

 Remuneration        15             20             25             30             35             40
 -------------------------------------------------------------------------------------------------------
 $  275,000        $ 78,990       $105,320       $131,650       $145,400       $159,150       $172,900
    325,000          93,990        125,320        156,650        172,900        189,150        205,400
    350,000         101,490        135,320        169,150        186,650        204,150        221,650
    400,000         116,490        155,320        194,150        214,150        234,150        254,150
    550,000         161,490        215,320        269,150        296,650        324,150        351,650
    625,000         183,990        245,320        306,650        337,900        369,150        400,000
    900,000         266,490        355,320        444,150        489,150        534,150        579,150
  1,000,000         296,490        395,320        494,150        544,150        594,150        644,150
  1,125,000         333,990        445,320        556,650        612,900        669,150        725,400
  1,150,000         341,490        455,320        569,150        626,650        684,150        741,650

     The table above illustrates the operation of the Corporation's Retirement Plan and Supplemental Retirement Income Plan (the "SRIP") by showing various annual benefits assuming various levels of final average compensation and years of credited service. The maximum years of credited service recognized by the plans is forty. Years of service and credited service in addition to those actually earned by a participant can be granted by the Pension Review Committee for the purposes of determining benefits under the SRIP. Benefit figures shown are computed on the assumption that participants retire at age 65. The normal form of benefit under both the Retirement Plan and the SRIP is a life annuity. The SRIP provides benefits according to the same benefit formula as the Retirement Plan, except that benefits under the SRIP are not limited by Sections 401(a)(17) and 415 of the Internal Revenue Code (the "Code"). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 1998, this limit was $160,000. Code Section 415 limits the annual benefit amount that a participant may receive under the Retirement Plan. For 1998, this amount was $130,000.

     An employee who has completed two years of continuous service with the Corporation (or an affiliated company) and whose compensation is in excess of the limitation imposed by Section 401(a)(17) of the Code is eligible to participate in the SRIP. Each of the named executive officers was eligible to participate in the SRIP in 1998.

     The Corporation also has a Supplemental Executive Retirement Plan ("SERP"). Only those executive officers selected by the Compensation and Stock Option Committee may participate in the SERP. The SERP ensures that each participating executive officer (who retires at age 65) receives a level of retirement benefits, without respect to years of service, equal to at least 65% of the officer's highest consecutive twelve months' base salary within the previous sixty months. Benefits under the SERP are paid in the form of a life annuity (with 120 months certain). At the time a participating officer retires, the benefit the participant is entitled to through the SERP is calculated, and then funds from the following sources are deducted to determine the amount (if any) of the payment due from the Corporation under the SERP: (a) Social Security benefits payable; (b) the benefit under the Retirement Plan; and (c) any benefits under retirement plans of prior employers. If the sum of the payments due from Social Security, the Retirement Plan, and retirement plans of prior employers exceeds 65% of the executive officer's highest consecutive twelve months' base salary, then no payment will be due from the Corporation under the SERP.

     The SERP generally has the effect of equalizing a participant's combined retirement benefits for a particular level of covered compensation for all years of service. Thus, the total annual benefits payable by the Corporation pursuant to the Retirement Plan and the SERP would be the same for an executive officer with fifteen years of service as for an executive officer with forty years of service, assuming each had the same level of covered compensation, the only difference being that the fifteen year executive officer, having a smaller benefit from the Retirement Plan, will receive a greater portion of his benefit from the SERP. Monthly benefits received by participants under the SERP may be increased annually, if indicated, to reflect increases in the United States Bureau of Labor Statistics Consumer Price Index for
Urban Wage Earners and Clerical Workers. Because the SERP generally provides a larger benefit than the SRIP, executives participating in the SERP generally will not receive any payments under the SRIP. During 1998, Mr.
Wobst was the only named executive officer who participated in the SERP. The estimated annual benefits payable upon Mr. Wobst's retirement under the Retirement Plan and the SERP, reduced by Social Security benefits payable, is $605,899.

     For each of the executive officers named in the Summary Compensation Table, the compensation covered by the Retirement Plan, the SRIP, and, if applicable, the SERP is based on base salary as indicated in the Summary Compensation Table. The estimated credited years of service for each of the executive officers named in the Summary Compensation Table are 24.5 for Mr. Wobst, 14.83 for Mr. Geier,
19.58 for Mr. Seiffert, 19.75 for Mr. Williams, and 11.33 for Ms. Fisher.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee is composed of Don Conrad, George A. Skestos, and Timothy P. Smucker. None of the members other than Mr. Conrad is or has ever been an officer of the Corporation or its subsidiaries. Mr. Conrad served as Chairman of the Board of Directors of Huntington Bancshares Kentucky, Inc., a subsidiary of the Corporation, from its inception in 1985 until its dissolution in 1996.

     On December 31, 1997, the Corporation purchased $15 million of nonvoting Preferred Securities of MFS Capital Trust I, a Delaware business trust (the "Trust"). National Capital Financial Corporation ("National Capital"), owns all of the voting Common Securities of the Trust. The Trust invested the proceeds from the sale of its Common and Preferred Securities in a junior subordinated deferrable interest note issued by National Capital bearing interest at 7.41% per annum, payable quarterly, and maturing December 31, 2027 (the "Subordinated Note"). The distribution rate and distribution payment dates of the Preferred Securities and liquidation date of the Trust correspond to the interest rate, interest payment dates, and maturity or earlier repayment date of the Subordinated Note, which is the sole asset of the Trust.

     National Capital has guaranteed payment of distributions on the Preferred Securities out of funds held by the Trust to the extent the Trust has funds available (the "Guarantee"). The Guarantee and the Subordinated Note rank subordinate and junior in right of payment to all indebtedness of National Capital. The Guarantee, together with National Capital's obligations under the Subordinated Note, constitute a full and unconditional guarantee of all of the Trust's obligations under the Preferred Securities. The Preferred Securities are redeemable at par by the Trust upon the redemption by National Capital of the Subordinated Note, which may occur, in whole or in part, at the option of National Capital, at any time on or after December 31, 2007. The Preferred Securities may also be redeemed at par prior to this date upon the occurrence of certain events specified in the trust documents. George A. Skestos is a director of National Capital. The spouse and children of Mr. Skestos collectively own approximately 18% of the common stock of National Capital.

     THE FOLLOWING BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY OF THE CORPORATION'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors (the "Committee") oversees the Corporation's executive compensation programs. The Committee met four times in 1998 to review and approve executive compensation matters.

     The Corporation's executive compensation philosophy is designed to meet four primary goals:

(1) Ensure a strong linkage between corporate, unit, and individual performance and total compensation.

(2) Integrate compensation programs with the Corporation's annual and long-term strategic goals.

(3) Encourage long-term strategic management and enhancement of shareholder value through equity awards.

(4) Attract and retain key executives critical to the long-term success of the Corporation by providing a fully competitive reward package that is appropriately sensitive to performance.

     These principles are reflected in the key components of the Corporation's executive compensation programs which consist of base salary, annual incentive awards, and long-term incentive awards. Mr. Wobst has an employment agreement with the Corporation (the "Existing Contract") which remained in effect during 1998. The Existing Contract, among other things, establishes a minimum base salary and participation in the Corporation's incentive compensation plans (see "Employment and Executive Agreements" above). Increases in the minimum base salary and the specific level of participation in the incentive compensation plan for Mr. Wobst is determined by the Committee based on the factors described below. The Corporation's executive compensation programs are regularly evaluated to ensure that they continue to reinforce shareholder interests and support the goals of the Corporation's executive compensation philosophy.

BASE SALARY

     An executive's base salary and subsequent adjustments are determined relative to the following factors: individual and business unit performance, scope of responsibility and accountability, comparison with industry pay practices, and cost of living considerations. The Committee feels that all of these factors are significant and the relevance of each varies from executive to executive. Therefore, no specific weight has been assigned to these factors in the evaluation of an executive's base salary.

     The specific measures of business unit performance vary depending upon the executive's performance area and the goals periodically set for the performance area by the Corporation. Industry salary comparisons, primarily of banking organizations of comparable asset size, are drawn from survey data relating to various executive levels published by independent sources. Where relevant, cross-industry comparisons are utilized for certain executives whose functions are not specific to banking. Although the Committee reviews data representing pay practices of the 25th to 75th percentiles of the competitive market, in terms of compensation, the Committee does not have a policy to target compensation at a designated level of the pay practices of such market. Many of the banking organizations represented by the data are included in the index published by Keefe, Bruyette & Woods, Inc. and known as the KBW 50 Total Return Index which was used for comparative purposes in the shareholder return graph (see "Comparison of Five Year Cumulative Total Return Between the Corporation, S&P 500 Index, and KBW 50 Total Return Index", below).

     Mr. Wobst received a salary increase of 7.027% effective July 1, 1998, which was the first adjustment in base salary he had received since April 1, 1997. The increase represented recognition of Mr. Wobst's continued leadership relative to the strong financial performance of the Corporation over this fifteen month performance period, as well as his direction in positioning the Corporation for continued success. Key financial accomplishments during the performance period included a total return to shareholders of 54% for 1997, with strong earnings reported throughout the period driven by growth in the loan portfolio and increases in non-interest fee income. Some of the Corporation's other key accomplishments during this performance period included the successful conversion of the 60 former Barnett Bank banking offices in the Florida market and the acquisition of Pollock & Pollock, Inc. which allowed the Corporation to expand the array of insurance products available to its customers. In addition, through Mr. Wobst's leadership, the Corporation became one of the first bank holding companies to consolidate substantially all its individual bank charters into one lead bank, The Huntington National Bank.

ANNUAL CASH INCENTIVE AWARDS

     Under the Corporation's Incentive Compensation Plan in effect for 1998, executive officers earned annual cash incentive awards determined as a percentage of base salary. The percentage of base salary for an executive was determined by (a) the category to which the executive was assigned for 1998 based upon his level of responsibility and (b) the Corporation's performance as measured by return on average shareholders' equity ("ROAE") relative to a range of ROAE targets established by the Committee in February of 1998. An executive's award expressed as a percentage of base salary will be greater, as higher ROAE targets are achieved.

     For 1998, the range of incentive opportunity as a percentage of base salary did not change from the previous year. ROAE targets that were set for 1998 had no predetermined relationship to the ROAE targets set for the previous year. In establishing the targets, consideration was given to internal corporate performance goals and the Corporation's assessment of its economic environment and industry trends.

     Awards for those executive officers whose compensation in 1998 was anticipated to be effected by Section 162(m) of the Internal Revenue Code were based solely on the Corporation's performance relative to ROAE goals (see "Tax Deductibility of Executive Compensation" below). For 1998, the remaining executive officers' awards were weighted as follows: 20% or 40% for corporate performance, 40% or 60% for business unit performance, and 20% for individual performance. The portions of an executive's award tied to these factors were based upon the scope of the executive's responsibility, and could have been adjusted as recommended by the managing executive's subjective evaluation.

     No awards could have been paid under the plan unless the Corporation's performance met the established minimum ROAE target level of 13%. The Committee certified in writing that ROAE goals had been met for 1998 and approved all awards. Based solely on the Corporation's ROAE performance in 1998, Mr. Wobst's award was $273,240.

     In addition to the annual cash incentive awards under the Incentive Compensation Plan, the Committee may, in certain circumstances, approve a discretionary cash bonus award for an executive officer due to extraordinary performance.

LONG-TERM INCENTIVE AWARDS

     Long-term incentive awards are in the form of stock and cash awards granted under the Long-Term Incentive Compensation Plan and stock options granted under the Corporation's employee stock option plans. The value of these awards is dependent upon the Corporation's performance over a period of time, as described below.

     Each of the named executive officers was selected by the Committee to participate in the cycle of the Long-Term Incentive Compensation Plan that began on January 1, 1996, and ended on December 31, 1998 (the "1996 Cycle"). The Long-Term Incentive Compensation Plan, as in effect for the 1996 Cycle, measures the Corporation's performance over three-year cycles. The Committee selects as participants for each cycle those officers who, in the opinion of the Committee, will significantly contribute to the long-term strategic performance and growth of the Corporation.

     Awards under the Long-Term Incentive Compensation Plan for the 1996 Cycle were based on a comparison of the Corporation's three-year average ROAE to the three-year average ROAE of a peer group. The Committee approved the peer group for the 1996 Cycle which was based on the fifty largest (based on assets) United States banking organizations whose stock was publicly traded during the cycle minus those banking organizations deemed by the Committee to be money center banking organizations and any other banking organizations that did not provide a meaningful standard for comparison with the Corporation. The peer group remained fixed for the cycle, except to the extent it was reduced due to attrition (as the result of mergers and organizations ceasing to be reporting companies). At the end of the 1996 Cycle, the peer group consisted of 27 banking organizations (including the Corporation) all of which were included in the KBW 50 Total Return Index.

     Awards under the 1996 Cycle were determined as a percentage of the executive officers' base salary at the end of the cycle. The percentage of base salary for an executive is determined individually by (a) the category to which the executive is assigned for a cycle based upon the participant's level of responsibility and (b) the Corporation's ROAE performance relative to other banking organizations in the peer group for the cycle. The terms of the plan are such that if the Corporation's ROAE performance is at the 25th percentile of all peer group banks in the cycle (the "Threshold Level"), awards will be paid. The percentage of base salary awarded to an executive officer increases incrementally as performance increases. Target level performance is achieved if the Corporation's performance is at the 50th percentile of all peer group banks in the cycle. The percentage of base salary awarded increases incrementally at a higher rate once the Corporation's ROAE results go over the plan target levels. No award would be made pursuant to the Long-Term Incentive Compensation Plan if the Corporation's ROAE performance were below the Threshold Level, and the maximum award would be paid if the Corporation's ROAE performance were at or above the 90th percentile of the peer group. The maximum award is 60% to 100% of a participant's base salary depending upon the category to which a participant is assigned based on level of responsibility. Awards are typically made in stock, however, participants may elect to receive up to 50% of their awards in cash.

     The Corporation's three-year average ROAE for the 1996 Cycle resulted in performance at the 39th percentile of the peer group. Since that performance exceeded the performance threshold specified by the plan for the 1996 Cycle, awards were made equaling 21.92% of participant's base salary. Under the formula, Mr. Wobst received an award valued at $217,010.

     Stock option awards are generally considered annually by the Committee and the number of shares granted to an executive officer is based on the individual's scope of responsibility, a subjective evaluation of the performance of the individual and his or her business unit since the last grant, and industry comparisons. No specific weight is attached to these factors.

     Data from two surveys published by nationally known compensation and human resources consulting firms was reviewed by the Committee to determine competitive benchmarks for awarding 1998 options. The two surveys provided data on financial institutions. One survey included 115 companies of which 47 were commercial banks. The other survey included 115 financial institutions of which 51 were commercial banks. Competitive grants were considered by using sources presenting data as a percentage of base salary, as a dollar value, and as a percentage of total shares of Common Stock outstanding. The
Committee does not have a policy to target its option awards at any specific level of data as provided from these sources.

     In addition, information as to the options awarded to each executive during recent years was reviewed by the Committee. However, the Committee did not consider the total amount of options held by an executive officer in determining the size of an option awarded for 1998.

     Each stock option has an exercise price equal to the fair market value of the underlying Common Stock of the Corporation on the date of grant. Each stock option granted in 1998 becomes exercisable in three equal annual increments beginning on the first anniversary of the grant and remains exercisable for a period of ten years from the date of grant (subject to plan forfeiture
restrictions).   Since the stock options are granted at market price, the value of the stock options is entirely dependent upon the growth in the Corporation's stock price.

     For 1998, the Committee awarded stock options to 294 employees in a total amount equal to .56% of the Corporation's average shares of Common Stock outstanding for the year. Mr. Wobst received 23% of all option shares granted to employees, or 275,000 shares, as adjusted for a ten percent stock dividend paid in July 1998. The majority of option shares granted to the named executive officers had a value at grant, adjusted for the stock dividend paid in July 1998, of $31.99 per share. Additional detail on executive stock option grants is provided in the table above entitled "Option Grants in Last Fiscal Year."

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Internal Revenue Code Section 162(m) no longer permits the Corporation to deduct certain non-performance-based compensation in excess of $1,000,000 per taxable year paid to each of the Chief Executive Officer and the four most highly compensated executives required to be named in the Annual Proxy Statement. The Corporation may continue to deduct compensation paid to the named executive officers in excess of $1,000,000 provided the payment of such compensation qualifies for an exception under Section 162(m), including an exception for certain performance-based compensation.

     The Committee believes that Section 162(m) should not cause the Corporation to be denied a deduction for 1998 compensation paid to the named executive officers. The Committee will continue to work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation philosophy.


COMPENSATION AND STOCK OPTION COMMITTEE

                                                  Timothy P. Smucker, Chairman
                                                  Don Conrad
                                                  George A. Skestos

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
   BETWEEN THE CORPORATION, S&P 500 INDEX, AND KBW 50 TOTAL RETURN INDEX (1)

     The line graph below compares the yearly percentage change in cumulative total shareholder return on the Corporation's Common Stock and the cumulative total return of both the S&P 500 Index and the KBW 50 Total Return Index for the period December 31, 1993, through December 31, 1998. An investment of $100 on December 31, 1993, and the reinvestment of all dividends are assumed.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HBI        KBW        S&P
1993            $100       $100       $100
1994             $94        $95       $101
1995            $143       $152       $139
1996            $179       $215       $171
1997            $275       $314       $226
1998            $259       $340       $294

________________

(1) The KBW 50 Total Return Index, published by Keefe, Bruyette & Woods, Inc., is a market-capitalization-weighted bank stock index that includes all money-center and most major regional bank holding companies.
________________

EXECUTIVE OFFICERS OF THE CORPORATION

     The executive officers of the Corporation are listed below. Each listing includes a statement of the business experience of each executive officer during at least the last five years. Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board.

     RICHARD A. CHEAP, age 47, has served as General Counsel and Secretary for the Corporation and as Executive Vice President, General Counsel, Secretary, and Cashier of The Huntington National Bank since May 1998. Prior to joining the Corporation, Mr. Cheap practiced law with the 265 lawyer firm of Porter, Wright, Morris & Arthur, Columbus, Ohio, from 1981, and as a partner from 1987 to May 1998. Mr. Cheap concentrated in the areas of general business, corporate finance, mergers and acquisitions, and business taxation. While with Porter, Wright, Morris & Arthur, Mr. Cheap represented the Corporation in a variety of matters, including acting as lead attorney in negotiating the terms and documentation of most of the Corporation's bank acquisitions during the preceding nine years.

     JUDITH D. FISHER, age 53, has served as Treasurer of the Corporation since July 1, 1998, as Executive Vice President of the Corporation since February 1994, and as Executive Vice President and Manager of the Treasury Group of The Huntington National Bank since January 1991. Ms. Fisher has also served as President of Huntington Bancshares Financial Corporation since April 1991. Ms. Fisher served as Senior Vice President and Manager, Investment and Funds Management, for The Huntington National Bank, from September 1987 to January 1991. Ms. Fisher will assume the role of Chief Financial Officer for the Corporation on April 1, 1999.

     PETER E. GEIER, age 41, has served as Vice Chairman of the Corporation and as a director and President and Chief Operating Officer of The Huntington National Bank since December 1996. Mr. Geier served as Executive

Vice President of the Corporation from November 1994 until December 1996 and as Executive Director of Consumer Services from March 1994 to December 1996. Mr. Geier served as Senior Vice President of the Corporation from March 1994 to November 1994. Prior thereto, Mr. Geier served as Senior Vice President and Manager of Commercial Banking of The Huntington National Bank from November 1989 to March 1994. Mr. Geier joined The Huntington National Bank in March 1984 and served in various other capacities prior to November 1989.

     RONALD J. SEIFFERT, age 42, has served as Vice Chairman of the Corporation and as a director and Vice Chairman of The Huntington National Bank since December 1996. He served as Executive Vice President and Executive Director of Commercial Services of the Corporation from January 1996 to December 1996.
Prior thereto, Mr. Seiffert served as Executive Vice President and Group Manager of the Commercial Banking Group for the Northern Region of The Huntington National Bank from February 1994. Mr. Seiffert joined the Bank in 1979 and served in various other capacities prior to February 1994.

     GERALD R. WILLIAMS, age 62, has served as Executive Vice President and Chief Financial Officer of the Corporation from April 1989 to the present. Mr. Williams has also served as Principal Accounting Officer since January 1997. From January 1987 to April 1989, Mr. Williams was the owner and President of Mattara Services, Inc., a consulting company to financial institutions and investors in financial institutions. Mr. Williams has announced his early retirement effective on April 1, 1999.

     FRANK WOBST, age 65, has served as Chairman of the Board and Chief Executive Officer of the Corporation from February 1981 to the present, as President of the Corporation from July 1, 1998 to the present, and as Chairman of the Board and Chief Executive Officer of The Huntington National Bank from December 1996 to the present. Mr. Wobst has also served as a director of The Huntington National Bank and the Corporation from the time he joined the Corporation in 1974 to the present. In addition, Mr. Wobst served as Chairman of The Huntington Trust Company, National Association, from February 1988 until June 1997 when that entity was merged into The Huntington National Bank. Mr. Wobst served as President of the Corporation from February 1981 to October 1984, as President of The Huntington National Bank from July 1974 until March 1983 and from March 1984 to September 1986 and as Chairman of the Board and Chief Executive Officer of The Huntington National Bank from February 1981 to September 1986.

PROPOSALS TO APPROVE THE AMENDED AND RESTATED COMPENSATION PLANS

INTRODUCTION

     Proposals to approve the Huntington Bancshares Incorporated Amended and Restated Incentive Compensation Plan (the "Annual Plan") and the Huntington Bancshares Incorporated Amended and Restated Long-Term Incentive Compensation Plan (the "Long-Term Plan") will be presented at the Annual Meeting of Shareholders. The purpose of both the Annual Plan and the Long-Term Plan is to provide incentives for key employees whose sustained performance directly influences the creation of shareholder value.

     The Corporation has maintained an annual incentive compensation plan (the "Prior Annual Plan") and a long-term incentive compensation plan (the "Prior Long-Term Plan") as integral parts of its compensation program for many years. The Prior Annual Plan and the Prior Long-Term Plan were amended and approved by the Corporation's shareholders in 1995 and 1996, respectively, in order to, among other items, comply with Internal Revenue Code Section 162(m) ("Section 162(m)"). Section 162(m) prohibits the deduction of non-performance based compensation in excess of $1,000,000 to certain of the Corporation's highest paid executive officers.

     Upon reviewing the recommendations of a nationally recognized compensation consulting firm, the Board of Directors approved amendments to the Prior Annual Plan and the Prior Long-Term Plan on January 20, 1999. These amendments were adopted to ensure that the Compensation and Stock Option Committee of the Board of Directors (the "Committee") has flexibility in selecting financial criteria for performance goals and ensuring award opportunities are consistent with peer financial institutions. The plans were then restated to incorporate the amendments and the restated Annual Plan and Long-Term Plan were approved by the Board of Directors on February 17, 1999.

     Since the Annual Plan and the Long-Term Plan contain material changes from the plans previously approved by the Corporation's shareholders, shareholder approval is required at this time to enable the Corporation to qualify awards under these plans made to certain of the Corporation's highest paid executive officers as deductible for federal income tax purposes. By approving the Annual Plan and the Long-Term Plan, the shareholders will be approving the performance measures, eligibility requirements, and limits on the amount of awards which may be made pursuant to these plans for performance cycles beginning on or after January 1, 1999.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

DESCRIPTION OF THE ANNUAL PLAN

     ADMINISTRATION. The Annual Plan will be administered by the Committee which will consist of outside directors within the meaning of Section 162(m).

     ELIGIBILITY. Within the first 90 days of each calendar year (or such earlier or later date as may be required or permitted by Section 162(m)), the Committee will designate those executive officers whose awards under the Annual Plan will be calculated pursuant to the qualified performance-based compensation provisions of Section 162(m) (the "Covered Officers"). The Covered Officers, as well as all other officers of the Corporation or affiliated entities who are designated by the Committee each year to be key employees whose performance may significantly contribute to the long-term strategic performance and growth of the Corporation, will be eligible to participate in the Annual Plan for that year. The Covered Officers will be subject to special provisions of the Annual Plan designed to qualify awards payable to them as performance-based compensation not subject to the deduction limit. It is anticipated that approximately 174 officers will participate in the Annual Plan for the plan year beginning January 1, 1999.

     OPERATION OF THE ANNUAL PLAN. Awards paid to participants in the Annual Plan are determined as a percentage of base salary based upon certain financial criteria selected annually by the Committee and an evaluation of the participant's business unit and individual performance. However, awards paid to Covered Officers will be based upon the achievement of a performance goal or goals measured solely by the financial criteria selected annually by the Committee. Potential awards may vary among participants in different incentive groups as determined by the Committee. The Committee will select the financial criteria from one or a combination of the following ("Qualifying Performance Criteria"):

-    earnings per share;

-    return on equity or return on average equity ("ROAE");

-    return on assets or return on average assets;

-    net income; and

- operating expenses as a percentage of total revenue (known as the Efficiency Ratio).

In all cases, such criteria will be either on a reported basis or adjusted to exclude the impact of intangible assets and related amortization expense (referred to as "cash basis" or "tangible" results), whichever will produce the higher award. The Committee may select different performance criteria for different incentive groups.

     The Committee will designate each year whether the Qualifying Performance Criteria will be applied to the Corporation as a whole, a subsidiary, a business unit, or a combination of these entities. The Committee will also designate whether the measurement will be made on an absolute basis or relative to a pre-established target to previous years' results or to a designated comparison group.

     Extraordinary Events (as defined below), if any, will either be excluded or included in determining the extent to which the corresponding performance goals have been achieved, whichever will produce the higher award. Except for awards payable upon a Change in Control, the Committee does, however, have the discretion to reduce the amount of any award, if appropriate, thereby assuring optimal flexibility within the parameters of Section 162(m). Extraordinary Events include:

-    asset write-downs;

-    litigation or claim judgments or settlements;

- the effect of changes in tax law, accounting principles, or other such laws or provisions affecting reported results;

-    accruals for reorganization and restructuring programs;

-    special charges in connection with mergers and acquisitions;

-    capital gains and losses; and

- any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation in the Corporation's Annual Report on Form 10-K for the applicable year.

     In addition to the Committee's ability to reduce any award, the Committee may increase the amount of an award paid to a participant (other than a Covered Officer) if appropriate under extraordinary circumstances. For an officer who is selected to participate in the Annual Plan after the first 90 days of a plan year, the award is prorated based upon the length of time the officer is a participant. The maximum award payable to any participant (including a Covered Officer) for any given year cannot exceed $2,500,000.

     The award payable to a Covered Officer will be solely based on the performance relative to the Qualifying Performance Criteria selected by the Committee. The

Committee may reduce but not increase the amount of an award otherwise payable to a Covered Officer. Awards may be paid to Covered Officers only after the Committee has certified in writing that the performance goals and other material terms of the Annual Plan have been met.

     Incentive awards actually paid under the Annual Plan to the executive officers named in the Summary Compensation Table will be included each year in the disclosures regarding executive compensation as required by the disclosure rules promulgated by the Securities and Exchange Commission (the "SEC").

     In the event of a Change in Control or at the direction of the Committee in anticipation of a Change in Control, the Committee will make pro rata interim incentive compensation awards based upon the quarterly financial statements of the Corporation for the quarter ending immediately prior to or coinciding with the Change in Control. However, any interim award paid to any participant in the Annual Plan who received an award for the immediately preceding year, cannot be less than the award received for such year on a prorated basis.

     AMENDMENT AND TERMINATION. The Annual Plan may be amended or terminated at any time by the Committee or by the Board of Directors without shareholder approval, unless such approval is otherwise required to satisfy the applicable provisions of Section 162(m).

MATERIAL AMENDMENTS TO ANNUAL PLAN

     The Annual Plan differs from the Prior Annual Plan previously approved by the shareholders in the following material respects:

- the Committee is given the flexibility to choose among a variety of criteria for measuring corporate performance in addition to ROAE;

- the Committee will either include or exclude Extraordinary Events in order to produce the higher award (but then can reduce the amount of the award, if appropriate);

- the Committee has the discretion to adopt absolute financial criteria and/or to measure the performance criteria against other banking organizations' performance; and

- the maximum award payable to any participant for any cycle has been increased from $1,000,000 to $2,500,000.

     If the Annual Plan is not approved by the shareholders of the Corporation, no payments will be made under the Annual Plan with respect to performance cycles beginning on or after January 1, 1999. In that event, the Committee intends to review and reconsider the incentive compensation programs of the Corporation in light of such vote and the principles described in the Board Compensation Committee Report on Executive Compensation.

     The Corporation believes that its incentive compensation plans, including the Annual Plan, have made a significant contribution to the success of the Corporation in attracting and retaining key employees. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE ANNUAL PLAN.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED LONG-TERM INCENTIVE COMPENSATION
PLAN

DESCRIPTION OF THE LONG-TERM PLAN

     ADMINISTRATION. The Long-Term Plan will be administered by the Committee which will consist of outside directors within the meaning of Section 162(m).

     ELIGIBILITY. Participation in the Long-Term Plan is limited to officers who are specified by the Committee to be key employees whose performance may, in the opinion of the Committee, significantly contribute to the long-term strategic performance and growth of the Corporation. The Committee will establish a two, three, or four year performance cycle; a new performance cycle is expected to begin every two years. During the first 90 days of each performance cycle (or such earlier or later date as may be required or permitted by Section 162(m)), the Committee will select those officers who will participate in that cycle. In addition, the Committee may select officers hired or promoted during a cycle to participate for the remainder of the cycle. It is anticipated that approximately 23 officers will participate in the performance cycle of the Long-Term Plan which began January 1, 1999.

     OPERATION OF THE LONG-TERM PLAN.   During the first 90 days of each
performance cycle (or such later or earlier date as permitted or required by Section 162(m)), the Committee establishes written performance goals based upon the Qualifying Performance Criteria (which are the same criteria used for the Annual Plan) selected by the Committee. The Committee may select different Qualifying Performance Criteria for different incentive groups. For each group, the Committee will designate whether the Qualifying Performance Criteria will be applied to the Corporation as a whole, a subsidiary, a business unit, or a combination of these entities. The Committee will also designate the Qualifying Performance Criteria, which will be measured over a period of years, and whether the measurement will be made on an absolute basis or relative to a pre-established target to previous years' results or to a designated comparison group. In addition, the Committee will adopt a written schedule of potential awards, expressed as a percentage of base salary. Potential awards may vary among participants in different incentive groups as determined by the Committee.

     Incentive awards are determined as a percentage of base salary as of the last day of the last year of the performance cycle and are based upon achievement of the performance goals set by the Committee. No award will be paid under the Long-Term Plan with respect to a performance cycle if the Qualifying Performance Criteria for that performance cycle is below the minimum corporate performance goal established by the Committee. For an officer who is selected to participate in the Long-Term Plan after the first 90 days of a cycle, the award is prorated based upon the length of time the officer is a participant.

     Extraordinary Events (which are the same events used for the Annual Plan), if any, will either be excluded or included in determining the extent to which the corresponding performance goals have been achieved, whichever will produce the higher award. The Committee does, however, have the discretion to reduce (but not increase) the amount of, or eliminate, any award, if appropriate, thereby assuring optimal flexibility within the parameters of Section 162(m). The maximum award payable to a participant for any multi-year performance cycle will not exceed $4,000,000 (or the Common Stock equivalent). Awards may be paid to participants only after the Committee has certified in writing that the performance goals have been met.

     Incentive awards paid under the Long-Term Plan to the executive officers named in the Summary Compensation Table will be included each year in the disclosures regarding executive compensation as required by disclosure rules promulgated by the SEC.

     PAYMENT OF AWARDS. Incentive awards under the Long-Term Plan will normally be paid in the form of Common Stock of the Corporation; however, a participant may elect to receive up to 50% of the award in cash with the approval of the Committee. The total number of shares of Common Stock that can be issued under the Long-Term Plan is 400,000.

     No award will be paid to an officer who is not employed by the Corporation or a subsidiary on the day the award is paid, except in the case of death, disability, retirement, or a Change in Control of the Corporation. In the event of death, disability, or retirement of a participant, awards may be paid at the discretion of the Committee. In the event a Change in Control of the Corporation occurs during a performance cycle or before awards for a completed cycle have been received, the following will occur:

- if the Change in Control occurs during the first year of a cycle no award will be paid;

- if the Change in Control occurs during the second year of a cycle, the Qualifying Performance Criteria results for the two most recently completed years prior to the Change in Control will be considered in determining awards even though the measuring period includes a year prior to the commencement of the cycle; and

- if a Change in Control occurs after the second year of the cycle, then participants will receive awards based on performance as of the end of the last full year of the cycle preceding the date of the Change in Control.

     AMENDMENT AND TERMINATION. The Long-Term Plan may be amended or terminated at any time by the Committee or by the Board of Directors without shareholder approval, unless such approval is otherwise required to satisfy the applicable provisions of Section 162(m).

MATERIAL AMENDMENTS

     The amended Long-Term Plan differs from the Prior Long-Term Plan previously approved by the shareholders in the following material respects:

- the Committee is given the flexibility to choose among a variety of criterion for measuring corporate performance in addition to ROAE;

- the Committee will either include or exclude Extraordinary Events in order to produce the higher award (but then can reduce the amount of the award, if appropriate);

- the Committee has the discretion to adopt absolute financial criteria and/or to measure the performance criteria against other banking organizations' performance;

- the maximum award payable to any participant for any multi-year cycle has been increased from $1,000,000 to $4,000,000 (or the Common Stock equivalent); and

- the number of shares of Common Stock that may be issued by the Corporation under the Long-Term Plan is increased from 177,519 shares (prior to the issuance of shares for the cycle under the Prior Long-Term Plan which ended December 31, 1998) remaining from the total previously approved, adjusted for stock dividends and splits, to 400,000 shares.

     If the Long-Term Plan is not approved by the shareholders of the Corporation, no payments will be made under the Long-Term Plan with respect to performance cycles beginning on and after January 1, 1999. In that event, the Committee intends to review and reconsider the incentive compensation programs of the Corporation in light of the shareholders' vote and the principles described in the Board's Compensation Committee Report on Executive Compensation. A performance cycle which began under the Prior Long-Term Plan on January 1, 1998 has been terminated.

     The Corporation believes that its incentive compensation plans, including the Long-Term Plan, have made a significant contribution to the success of the Corporation in attracting and retaining key employees and encouraging their ownership of the Corporation. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE LONG-TERM PLAN.

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, as auditors for the Corporation for the year 1999. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Ernst & Young LLP has served as the independent auditor for the Corporation since its inception in 1966. The Board of Directors believes that the reappointment of Ernst & Young LLP for the year 1999 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of Ernst & Young LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions. The Board of Directors will reconsider the appointment of Ernst & Young LLP if its selection is not ratified by the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, directors and persons who are beneficial owners of more than ten percent of the Corporation's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the SEC. Reporting persons are required by SEC regulations to furnish the Corporation with copies of all
Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5-Annual Statement of Changes in Beneficial Ownership, the Corporation believes that, during 1998, all filing requirements applicable for reporting persons were met.

PROPOSALS BY SHAREHOLDERS FOR 2000 ANNUAL MEETING

     If any shareholder of the Corporation wishes to submit a proposal for consideration for inclusion in next year's Proxy Statement and to be acted upon at the annual meeting of the Corporation to be held in 2000, the proposal must be received by the Secretary of the Corporation at the principal executive offices of the Corporation, Huntington Center, 41 South High Street, Columbus, Ohio 43287, prior to the close of business on October 21, 1999. If the Corporation receives notice of a shareholder proposal after January 9, 2000, persons named as proxies for the 2000 Annual Meeting of Shareholders will have discretionary voting authority to vote on such proposal at the meeting.

     In addition, the Corporation's Bylaws establish advance notice procedures as to (1) business to be brought before an annual meeting of shareholders other than by or at the direction of the Board of Directors, and (2) the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. Any shareholder who wishes to submit a proposal to be acted upon at next year's annual meeting or who wishes to nominate a candidate for election as a director should obtain a copy of these Bylaw provisions and may do so by written request addressed to the Secretary of the Corporation at the principal executive offices of the Corporation.

OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in accordance with their best judgment.

     The Corporation's 1998 Annual Report was furnished to shareholders concurrently with the mailing of this proxy material. THE CORPORATION'S FORM 10-K FOR 1998 AND

ADDITIONAL COPIES OF THE 1998 ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO SHAREHOLDERS OF THE CORPORATION UPON WRITTEN REQUEST TO INVESTOR RELATIONS, HUNTINGTON BANCSHARES INCORPORATED, HUNTINGTON CENTER, COLUMBUS, OHIO 43287.

     If you are an employee of the Corporation or its affiliated entities and are receiving this Proxy Statement as a result of your participation in the Huntington Investment and Tax Savings Plan, a proxy card has not been included. Instead, an instruction card, similar to a proxy card, has been provided so that you may instruct the trustee how to vote your shares held under this plan.

                                             HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------


                              Financial Supplement

                               Table of Contents

I.     Management's Discussion and Analysis of Financial
       Condition and Results of Operations..........................F-1

II.    Report of Management.........................................F-20

III.   Report of Independent Auditors...............................F-20

IV.    Consolidated Balance Sheets..................................F-21

V.     Consolidated Statements of Income............................F-22

VI.    Consolidated Statements of Changes in Shareholders' Equity...F-23

VII.   Consolidated Statements of Cash Flows........................F-24

VIII.  Notes to Consolidated Financial Statements...................F-25

                                             HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
-------------------------------------------------------------------------------
TABLE 1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED SELECTED FINANCIAL DATA                                         Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars, except per
  share amounts)                              1998             1997            1996           1995          1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF OPERATIONS
     Total interest income              $    1,999,364   $   1,981,473   $    1,775,734  $   1,709,627  $  1,418,610  $   1,410,401
     Total interest expense                    978,271         954,243          880,648        856,860       546,880        514,812
     Net interest income                     1,021,093       1,027,230          895,086        852,767       871,730        895,589
     Securities gains                           29,793           7,978           17,620          9,380         2,297         27,316
     Provision for loan losses                 105,242         107,797           76,371         36,712        21,954         84,682
     Net income                                301,768         292,663          304,269        281,801       276,320        266,925

     Operating earnings (1)                    362,068         338,897          304,269        281,801       276,320        266,925

PER COMMON SHARE (2)
     Net income
         Basic                                    1.43            1.39             1.44           1.29          1.27           1.25
         Diluted                                  1.41            1.38             1.42           1.28          1.26           1.23
         Diluted--Operating (1)                   1.70            1.60             1.42           1.28          1.26           1.23
     Cash dividends declared                      0.76            0.68             0.62           0.56          0.51           0.42
     Book value at year-end                      10.20            9.60             8.60           8.35          7.54           7.08

BALANCE SHEET HIGHLIGHTS
     Total assets at year-end               28,296,336      26,730,540       24,371,946     23,495,337    20,688,505     20,214,835
     Total long-term debt at year-end          707,359         498,889          550,531        517,202       555,514        580,605

     Average long-term debt                    620,688         526,379          515,664        529,140       561,872        612,617
     Average shareholders' equity            2,064,241       1,893,788        1,776,151      1,742,826     1,621,443      1,415,839
     Average total assets               $   26,891,558   $  25,150,659   $   23,374,490  $  22,098,785  $ 19,498,530  $  19,340,577

-----------------------------------------------------------------------------------------------------------------------------------
KEY RATIOS AND STATISTICS                     1998             1997            1996           1995          1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
MARGIN ANALYSIS--AS A %
   OF AVERAGE EARNING ASSETS (3)

     Interest income                              8.33%           8.52%            8.26%          8.43%         7.99%          8.02%
     Interest expense                             4.05            4.08             4.07           4.19          3.04           2.88
                                                 -----           -----            -----          -----         -----          -----
NET INTEREST MARGIN                               4.28%           4.44%            4.19%          4.24%         4.95%          5.14%
                                                 -----           -----            -----          -----         -----          -----
                                                 -----           -----            -----          -----         -----          -----

RETURN ON
     Average total assets                         1.12%           1.16%            1.30%          1.28%         1.42%          1.38%
     Average total assets--Operating (1)          1.35            1.35             1.30           1.28          1.42           1.38
     Average shareholders' equity                14.62           15.44            17.13          16.17         17.04          18.85
     Average shareholders'
      equity--Operating (1)                      17.54           17.88            17.13          16.17         17.04          18.85
Dividend payout ratio                            53.15           49.67            42.22          43.82         38.50          32.47
Average shareholders' equity to
     average total assets                         7.68            7.53             7.60           7.89          8.32           7.32

Tier I risk-based capital ratio                   7.10            8.83             8.11           8.66          9.67           9.78
Total risk-based capital ratio                   10.73           11.68            11.29          12.01         13.32          13.81
Tier I leverage ratio                             6.37%           7.77%            6.80%          6.99%         7.95%          7.12%

-----------------------------------------------------------------------------------------------------------------------------------
OTHER DATA                                    1998             1997            1996           1995          1994           1993
-----------------------------------------------------------------------------------------------------------------------------------
Full-time equivalent employees                  10,159           9,485            9,467          9,083         9,642          9,820
Banking offices                                    531             454              429            406           420            423


(1)  Reported net income, adjusted to exclude special charges and related taxes.

(2)  Adjusted for stock splits and stock dividends, as applicable.

(3)  Presented on a fully tax equivalent basis assuming a 35% tax rate.

                                              HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
--------------------------------------------------------------------------------

INTRODUCTION

FORWARD-LOOKING STATEMENTS

      Congress passed the Private Securities Litigation Reform Act of 1995 to encourage corporations to provide investors with information about the company's anticipated future financial performance, goals, and strategies. The act provides a safe harbor for such disclosure, or in other words, protection from unwarranted litigation if actual results are not the same as management's expectations.

     Huntington Bancshares Incorporated (Huntington) desires to provide its shareholders with sound information about past performance and future trends. Consequently, this Financial Supplement to the Proxy Statement, including Management's Discussion and Analysis of Financial Condition and Results of Operations, contains forward-looking statements including certain plans, expectations, goals, and projections--including without limitation those relating to Huntington's Year 2000 readiness--that are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained in or implied by Huntington's statements due to a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; the risks of Year 2000 disruption; and extended disruption of vital infrastructure. The management of Huntington encourages readers of this Financial Supplement to the Proxy Statement to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance.

ACQUISITIONS AND OTHER STRATEGIC INITIATIVES

In June 1998, Huntington completed the acquisition of sixty former Barnett Banks banking offices in Florida from NationsBank Corporation (the Branch Purchase). The transaction was accounted for as a purchase; accordingly, the assets acquired and liabilities assumed were recorded at estimated fair

TABLE 2
-------------------------------------------------------------------------------------------------------------
CHANGE IN NET INTEREST INCOME DUE TO CHANGES IN AVERAGE VOLUME AND INTEREST RATES (1)
-------------------------------------------------------------------------------------------------------------
                                                           1998                                1997
                                                --------------------------        ---------------------------
                                                    Increase (Decrease)                Increase (Decrease)
                                                       From Previous                      From Previous
                                                       Year Due To:                        Year Due To:
                                                --------------------------        ---------------------------
Fully Tax Equivalent Basis (2)                            Yield/                             Yield/
(in millions of dollars)                        Volume     Rate     Total         Volume      Rate      Total
-------------------------------------------------------------------------------------------------------------
Interest bearing deposits in banks              $  0.6    $ (0.1)   $  0.5        $ (0.3)    $  ---   $  (0.3)
Trading account securities                         ---       ---       ---          (0.4)       0.1      (0.3)
Federal funds sold and securities purchased
     under resale agreements                      10.4       0.1      10.5          (1.3)      (0.1)     (1.4)
Mortgages held for sale                           11.1      (1.0)     10.1           1.4        ---       1.4
Taxable securities                               (28.7)     (2.3)    (31.0)         10.0       (3.9)      6.1
Tax-exempt securities                             (1.6)     (1.8)     (3.4)         (2.6)       ---      (2.6)
Total loans                                       76.9     (47.2)     29.7         145.6       56.7     202.3
                                                ------    ------    ------        ------     ------    ------
    TOTAL EARNING ASSETS                          68.7     (52.3)     16.4         152.4      52.8      205.2
                                                ------    ------    ------        ------     ------    ------

Interest bearing demand deposits                  10.2       1.8      12.0           3.6        0.6       4.2
Savings deposits                                   7.5       6.1      13.6           7.0        7.1      14.1
Other domestic time deposits                      24.1      (4.7)     19.4          22.2       (2.8)     19.4
Certificates of deposit of $100,000 or more       (3.0)      0.6      (2.4)         22.6        1.3      23.9
Foreign time deposits                            (16.0)     (0.3)    (16.3)          4.5       (0.7)      3.8
Short-term borrowings                            (35.8)    (12.9)    (48.7)         (3.3)       0.6      (2.7)
Medium-term notes                                 52.3      (3.9)     48.4           9.3      (13.3)     (4.0)
Subordinated notes and other long-term debt,
     including capital securities                  7.6      (9.5)     (1.9)         13.7        1.1      14.8
                                                ------    ------    ------        ------     ------    ------
    TOTAL INTEREST BEARING LIABILITIES            46.9     (22.8)     24.1          79.6       (6.1)     73.5
                                                ------    ------    ------        ------     ------    ------
    NET INTEREST INCOME                         $ 21.8    $(29.5)   $ (7.7)       $ 72.8     $ 58.9    $131.7
                                                ------    ------    ------        ------     ------    ------
                                                ------    ------    ------        ------     ------    ------

(1) The change in interest rates due to both rate and volume has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.
(2) Calculated assuming a 35% tax rate.

                                              HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
--------------------------------------------------------------------------------

value. The Branch Purchase added approximately $1.3 billion in loans and $2.3 billion in deposits. Intangible assets arising from the transaction totaled approximately $460 million. The acquired branches' results of operations have been included in Huntington's consolidated totals from the date of the acquisition only.

      In October 1998, Huntington announced several initiatives to strengthen the company's financial performance. These included the realignment of the banking network; the exit of under-performing product lines and delivery channels; implementation of numerous cost savings measures, including the reduction of approximately 10% of workforce positions; and a repositioning of the balance sheet to maximize returns on equity. When fully implemented, management anticipates that these actions will result in an estimated $125 million in sustainable pretax annual profit improvements. In connection with these initiatives, Huntington incurred one-time, pre-tax expenses of $90 million in the fourth quarter of 1998. This special charge included $32 million related to exit activities, $26 million for severance and other personnel-related items, $20 million from the closure of banking offices, and $12 million of fixed asset write-offs.

      "Operating" results, as used below, refers to Huntington's financial performance before the impact of the fourth quarter 1998 special charges and the merger-related expenses incurred in connection with the acquisition in 1997 of First Michigan Bank Corporation, a $3.6 billion bank holding company headquartered in Holland, Michigan (First Michigan).

OVERVIEW

      Huntington's operating earnings totaled $362.1 million in 1998, up from $338.9 million in the preceding year, and $304.3 million in 1996. On a diluted per share basis, operating earnings were $1.70 in the recent year, versus $1.60 and $1.42, respectively, in 1997 and 1996. Reported net income for 1998, including special charges, was $301.8 million, or $1.41 per share. Per share amounts for all prior periods have been restated to reflect the ten percent stock dividend distributed to shareholders in July 1998.

TABLE 3
---------------------------------------------------------------------------------------------------------------------
LOAN PORTFOLIO COMPOSITION                                                 DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
(in millions of dollars)                        1998            1997           1996            1995            1994
---------------------------------------------------------------------------------------------------------------------
Commercial                                   $  6,027        $  5,271       $  5,130        $  4,869        $  4,285
Real Estate
     Construction                                 919             864            699             524             414
     Mortgage                                   3,640           3,598          3,623           3,552           3,736
Consumer
      Loans                                     6,958           6,463          6,123           5,741           5,214
      Lease financing                           1,911           1,542          1,183             784             572
                                             --------        --------       --------        --------        --------
        Total Loans                          $ 19,455        $ 17,738       $ 16,758        $ 15,470        $ 14,221
                                             --------        --------       --------        --------        --------
                                             --------        --------       --------        --------        --------

Note: There are no loans outstanding which would be considered a concentration of lending in any particular industry or group of industries.

TABLE 4
--------------------------------------------------------------------------------------------------------------------
MATURITY SCHEDULE OF SELECTED LOANS
--------------------------------------------------------------------------------------------------------------------
(in millions of dollars)                                             DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                                  After One
                                                  Within          But Within          After
                                                 One Year         Five Years       Five Years         Total
                                                -----------       ----------       ----------       ---------
Commercial                                       $  1,371          $  3,815         $    841         $  6,027
Real estate - construction                            381               402              136              919
                                                 --------          --------         --------         --------
            TOTAL                                $  1,752          $  4,217         $    977         $  6,946
                                                 --------          --------         --------         --------
                                                 --------          --------         --------         --------

Variable interest rates                                            $  2,451         $    649
                                                                   --------         --------
                                                                   --------         --------

Fixed interest rates                                               $  1,766         $    328
                                                                   --------         --------
                                                                   --------         --------

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

      On an operating basis, return on average equity (ROE) was 17.54% in 1998 and return on average assets (ROA) was 1.35%. In the two preceding years, ROE was 17.88% and 17.13%, respectively, and ROA was 1.35% and 1.30%. Adjusted for the impact of intangible assets and related amortization expense, "cash" basis ROE improved to 24.35% for 1998, compared with 21.36% for 1997 and 19.88% in 1996. Cash basis ROA was 1.45% in the recent twelve months versus 1.41% and 1.36% in 1997 and 1996, respectively.

      Total assets were $28.3 billion at December 31, 1998, up nearly 6% from year-end 1997. The Branch Purchase drove much of the asset growth, complemented by new loan production, including a significant increase in mortgages held for sale. A strategic repositioning of the balance sheet, designed to improve equity returns, resulted in other portions of the balance sheet showing reductions from 1997. These initiatives included the sale of $3.4 billion of securities available for sale, the exit of out-of-market credit card operations through the sale of approximately $90 million of loans outstanding, and the closure of the Pittsburgh indirect loan production office. Huntington also sold 59 properties with a book value approximating $110 million, that included a mix of branch banking offices, regional offices, and operations facilities, which the company will continue to operate under long-term leases.

      Adjusted for the impact of the Branch Purchase and loan sales/securitizations, average total loans outstanding were up 4.2% from 1997. Both commercial and consumer loans grew more than 5%. Residential mortgage refinancing activity, coupled with the impact of the General Motors strike on automobile dealer floor plan lending, softened overall loan growth.

      Core deposits, adjusted for the Branch Purchase, increased 3.1% with particular strength in transaction accounts and savings products--up 5.5% and 3.2%, respectively. Core deposits represent Huntington's most significant source of funding; when combined with other core funding sources, they provide approximately 76% of Huntington's funding needs.

      In terms of wholesale liabilities, Huntington issued $300 million of subordinated notes in 1998 as well as an additional $100 million of capital securities through Huntington Capital II, a special-purpose subsidiary.

LINES OF BUSINESS

      For internal reporting and planning purposes, Huntington segments its operations into five distinct lines of business: retail banking, corporate banking, dealer sales, private financial group, and treasury/other. Line of business results are determined based upon Huntington's business profitability reporting system which assigns balance sheet and income statement items to each of the business segments identified above. This is a dynamic process that mirrors Huntington's organizational and management structure. Accordingly, the results are not necessarily comparable with similar information published by other financial institutions that may define business segments differently. In addition, methodologies used to assign certain balance sheet, income statement, and overhead items may change as Huntington continues to refine the data and its allocation assumptions used to present segment information.

      A description of each line of business and its operating earnings contribution is discussed below:

RETAIL BANKING

      Retail Banking provides products and services to retail and small community banking business customers. This business unit's products include home equity loans, first mortgage loans, installment loans, credit cards, deposit products, as well as investment and insurance services. These products and services are offered through Huntington's traditional banking network, in-store branches, Direct Bank, and Web Bank.

CORPORATE BANKING

      Customers in this segment represent the small, middle-market, and large corporate banking relationships which use a variety of banking products and services including, but not limited to, commercial loans, asset based financing, international trade, and cash management. Huntington's capital markets division also provides alternative financing solutions for larger business clients, including privately placed debt and syndicated commercial lending.

DEALER SALES

      Dealer Sales product offerings pertain to the automobile lending sector and include floor plan financing, as well as indirect consumer loans and leases. Indirect consumer lending comprises the vast majority of the business and involves dealerships selling Huntington's products to individuals purchasing or leasing vehicles.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

PRIVATE FINANCIAL GROUP

      Huntington's Private Financial Group (PFG) provides an array of products and services designed to meet the needs of Huntington's higher wealth banking customers. Revenue is derived through personal trust, asset management, investment advisory, and other wealth management services. Huntington's Private Financial Group provides customers with "one-stop shopping" for all their financial needs.

TREASURY/OTHER

      Huntington uses a match-funded transfer pricing system to allocate interest income and interest expense to its business segments. This approach consolidates the interest rate risk management of the company into its Treasury Group. As part of its overall interest rate risk and liquidity management strategy, Treasury administers an investment portfolio of approximately $5 billion. Revenue and expense associated with these activities remain within Treasury. Additionally, the Treasury/Other group absorbs unassigned equity that may be used to fund acquisitions or other internal growth initiatives. Costs associated with intangibles that have not been allocated to the major business lines are also included in the Other category.

EARNINGS CONTRIBUTION BY BUSINESS SEGMENT

      Retail banking provided 43% of Huntington's operating earnings for 1998. This segment represents 36% of Huntington's outstanding loan portfolio, and generates retail deposits, the key source of funding for Huntington. Retail Banking is allocated from Treasury a "deposit credit" based on the cost of deposits gathered versus rates available on wholesale funds of similar duration. The Corporate Banking lending portfolio represents approximately
31% of Huntington's total loan book and was responsible for 29% of 1998 operating earnings. Dealer Sales represented 29% of the loans outstanding and provided a 14% earnings contribution in the recent year. Private Financial Group, a very profitable and growing business segment, generated 6% of the annual operating earnings, mostly driven by its fee-based services. Treasury/Other includes approximately $30 million of securities gains in 1998.


                                    [GRAPH]

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

RESULTS OF OPERATIONS

NET INTEREST INCOME

      Huntington's net interest income was $1,021.1 million in 1998, compared with $1,027.2 million and $895.1 million, respectively, in 1997 and 1996. The net interest margin, on a fully tax equivalent basis, was 4.28% during the recent twelve months, versus 4.44% and 4.19% in the two preceding years. The margin decline is primarily due to the drop in earning asset yields, as the highly competitive marketplace continues to erode loan spreads across much of the banking industry. Interest rate swaps and other off-balance sheet financial instruments used for asset/liability management purposes provided benefits of $27.3 million and $6.0 million in the recent two years versus a reduction of $52.1 million in 1996.

PROVISION AND ALLOWANCE FOR LOAN LOSSES

      The provision for loan losses was $105.2 million in 1998, down slightly from $107.8 million one year ago. In 1996, the provision totaled $76.4 million. Net charge-offs as a percent of average total loans were .51% in the year just ended versus .50% in 1997 and .44% in 1996. Consumer losses were up 10.1% from 1997, while commercial charge-offs increased 5.6%.

      The allowance for loan losses (ALL) is maintained at a level considered appropriate by management, based on its estimate of probable losses in the loan portfolio. The procedures employed by Huntington in evaluating the adequacy of the ALL include an analysis of specific credits that are generally selected for review on the basis of size and relative risk, portfolio trends, recent loss experience, prevailing economic conditions, and other relevant factors. For analytical purposes, the ALL has been allocated to various portfolio segments. However, the total ALL is available to absorb losses from any segment of the portfolio.

      At December 31, 1998, the ALL was $290.9 million and represented 1.50% of total loans, up modestly from 1.46% a year ago. The ALL covered non-performing loans more than three times, consistent with the prior year's level. Additional information regarding the ALL and asset quality appears in the section "Credit Risk".

NON-INTEREST INCOME

      Non-interest income totaled $438.2 million in 1998, versus $342.8 million and $314.1 million, respectively, in 1997 and 1996. Excluding securities gains, non-interest income increased 22% over last year. Fee income continues to be a growing source of revenue for Huntington, as it represented 28.6% of total revenues in the recent year, versus 24.6% in 1997. Improvements were evident in all non-interest income categories, led by brokerage and insurance services, electronic banking, and mortgage banking. Huntington also generated $28.7 million of income from Bank Owned Life Insurance policies in 1998. Included in "Other" non-interest income is a gain of $9.5 million from the sale of Huntington's out-of-market credit card portfolio.

NON-INTEREST EXPENSE

      On an operating basis, non-interest expense was $823.9 million, compared with $751.9 million and $675.5 million in the two preceding years. Fueling the expenses were higher sales commissions related to growth in fee-based businesses; additional telecommunication costs resulting from continued expansion of Huntington's ATM network; contract programming for Year 2000 remediation; systems conversions and other costs of consolidating operations; and intangible asset amortization attributable to the Branch Purchase.

      Huntington believes it is well positioned to achieve significant efficiencies in the future. The movement to a common operating platform is substantially completed, banking activities are provided under a single interstate charter, and the number of operations and processing centers has been significantly reduced. Moreover, the company recently announced several additional strategic actions that are expected to enhance profitability, including its plans to close approximately 39 underperforming banking offices and terminate certain business activities including employee benefit plan administrative services. In connection with the initiatives, Huntington expects to eliminate approximately 1,000 positions, or roughly 10% of its work force.

      During the fourth quarter of 1998, Huntington recorded a $90 million (approximately $60 million net of taxes, or $.28 per share) special charge as a result of the above-mentioned strategic actions. It is anticipated that the exit activities and the closure of banking offices will be completed by the end of 1999. At the recent year end, approximately $54 million of the reserves remained from the special charge. See note 2 to the Consolidated Financial Statements for additional information regarding the 1998 Special Charge.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

TABLE 5

SUMMARY OF ALLOWANCE FOR LOAN LOSSES AND SELECTED STATISTICS
---------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                         1998            1997           1996          1995           1994
---------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, BEGINNING OF YEAR  $   258,171     $  230,778     $  222,487    $  225,225     $ 233,123
LOAN LOSSES
     Commercial                                   (24,512)       (23,276)       (23,904)      (15,947)      (11,450)
     Real estate
          Construction                                (80)          (375)           ---          (392)       (5,957)
          Mortgage                                 (3,358)        (2,663)        (2,768)       (5,086)       (5,840)
     Consumer
          Loans                                   (84,961)       (74,761)       (59,843)      (39,000)      (27,283)
          Leases                                  (13,444)        (9,648)        (4,492)       (1,989)         (962)
                                              -----------     ----------     ----------      ---------    ---------
     Total loan losses                           (126,355)      (110,723)       (91,007)      (62,414)      (51,492)
                                              -----------     ----------     ----------      ---------    ---------
RECOVERIES OF LOANS PREVIOUSLY CHARGED OFF
     Commercial                                     4,546          4,373          4,884         3,696         8,204
     Real estate
          Construction                                441            111            556             5             1
          Mortgage                                  2,167            619          1,402           977           859
     Consumer
          Loans                                    23,140         16,382         13,457        11,156        10,830
          Leases                                    1,554          1,057            721           303           353
                                              -----------     ----------     ----------      ---------    ---------
     Total recoveries of loans
        previously charged off                     31,848         22,542         21,020        16,137        20,247
                                              -----------     ----------     ----------      ---------    ---------
NET LOAN LOSSES                                   (94,507)       (88,181)       (69,987)      (46,277)      (31,245)
                                              -----------     ----------     ----------      ---------    ---------
PROVISION FOR LOAN LOSSES                         105,242        107,797         76,371        36,712        21,954
ALLOWANCE ACQUIRED/OTHER                           22,042          7,777          1,907         6,827         1,393
                                              -----------     ----------     ----------      ---------    ---------
ALLOWANCE FOR LOAN LOSSES, END OF YEAR        $   290,948     $  258,171     $  230,778    $  222,487    $  225,225
                                              -----------     ----------     ----------      ---------    ---------
                                              -----------     ----------     ----------      ---------    ---------

AS A % OF AVERAGE TOTAL LOANS
     Net loan losses                                0.51%          0.50%          0.44%         0.30%          0.23%
     Provision for loan losses                      0.57%          0.61%          0.48%         0.24%          0.16%
Allowance for loan losses as a %
     of total loans (end of period)                 1.50%          1.46%          1.38%         1.44%          1.58%
Net loan loss coverage (1)                          6.72x          7.01x          7.62x        10.07x         13.86x

(1) Income before income taxes (excluding special charges) and the provision for loan losses to net loan losses.

------------------------------------------------------------------------------------------------------------------------
TABLE 6
------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF ALLOWANCE FOR LOAN LOSSES
------------------------------------------------------------------------------------------------------------------------
                     1998                 1997                1996                 1995                1994
------------------------------------------------------------------------------------------------------------------------
                            Percent               Percent             Percent              Percent             Percent
                            of Loans              of Loans            of Loans             of Loans            of Loans
                            to Total              to Total            to Total             to Total            to Total
(in thousands of dollars)   Loans                 Loans               Loans                Loans               Loans
------------------------------------------------------------------------------------------------------------------------
Commercial        $ 82,129   31.0%     $ 86,439    29.7%    $113,555   30.6%     $119,200   31.5%    $133,542   30.1%
Real estate
   Construction     11,112    4.7         8,140     4.9        2,033    4.2         2,258    3.4        1,454    2.9
   Mortgage         40,070   18.7        38,598    20.3       18,987   21.6        18,179   23.0       20,601   26.3
Consumer

   Loans           104,198   35.8        75,405    36.4       54,564   36.5        43,880   37.1       36,315   36.7
   Leases           17,823    9.8         6,631     8.7        3,457    7.1         3,651    5.0        2,632    4.0
Unallocated         35,616    ---        42,958     ---       38,182    ---        35,319    ---       30,681    ---
                  --------- ------     --------   ------    --------  ------     --------  ------    --------  ------
Total             $290,948  100.0%     $258,171   100.0%    $230,778  100.0%     $222,487  100.0%    $225,225  100.0%
                  --------- ------     --------   ------    --------  ------     --------  ------    --------  ------
                  --------- ------     --------   ------    --------  ------     --------  ------    --------  ------

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

      In connection with the acquisition of First Michigan in 1997, Huntington incurred a merger-related charge of $51 million consisting primarily of personnel, facilities, and systems costs, as well as $12 million of professional fees and other costs to effect the business combination. At December 31, 1998, the merger-related reserve had been fully used.

PROVISION FOR INCOME TAXES

      The provision for income taxes was $138.4 million in 1998, down from $166.5 million in 1997, and $153.0 million in 1996. Huntington's effective tax rate decreased to 31.4% in the recent year versus 36.3% in 1997. The lower rate is due primarily to a higher mix of tax-exempt income. In addition, the 1997 rate was higher than normal as a result of significant nondeductible expenses incurred in connection with the First Michigan and other bank acquisitions.

YEAR 2000

      The Year 2000 problem is the result of many existing computer programs using only the last two-digits, as opposed to four digits, to indicate the year. Such computer systems may be unable to recognize a year that begins with "20" instead of "19". If not corrected, many computer programs could cause systems to fail or other computer errors, leading to possible disruptions in operations or creation of erroneous results.

      Huntington, in an enterprise-wide effort, is taking steps to ensure that its internal systems are secure from such failure and that its current products will perform. The company's Year 2000 Plan (the Plan) addresses all systems, software, hardware, and infrastructure components. In addition, business processes are being assessed and validated throughout the organization.

      The Plan identifies and addresses "Mission Critical" and "Non-mission Critical" components for Information Technology (IT) systems, Non-information Technology (Non-IT) systems, and business processes. IT includes, for example, systems that service loan and deposit customers. Non-IT systems include, among other things, security systems, elevators, utilities, and voice/data communications. An application, system, or process is Mission Critical if it is vital to the successful continuance of a core business activity.

      Huntington's progress towards meeting the Plan's goals for both IT and Non-IT systems, which follows a five phase approach recommended by federal bank regulators, is as follows:

                               Percent      Completion
         Phase                Complete         Date
------------------------    ------------   ------------
MISSION CRITICAL
Awareness                      100%         06/30/1998
Assessment                     100%         09/30/1998
Renovation                      95%         06/30/1999
Testing/Validation              95%         06/30/1999
Implementation                  73%         06/30/1999

NON-MISSION CRITICAL
Awareness                      100%         06/30/1998
Assessment                     100%         12/31/1998
Renovation                      90%         06/30/1999
Testing/Validation              63%         06/30/1999
Implementation                  58%         10/31/1999

      Huntington depends on various third-party vendors, suppliers, and service providers. The activities undertaken by these third parties can vary from processing and settlement of automated teller transactions to mortgage loan processing. Huntington will be dependent on the continued service by its vendors, suppliers, service providers, and ultimately its customers' continued operations in order to avoid business interruptions. Any interruption in a third party's ability to provide goods and services, such as issues with telecommunication links, power, and transportation, could present problems. Huntington has identified approximately ten material third-party relationships with a focus on those considered "Mission Critical." Huntington is presently working with each of these parties to test transactions and/or interfaces between its processors, obtain appropriate information from each party, or assess each party's ability to be prepared for the Year 2000.

      Over forty full-time staff members are dedicated to the Year 2000 effort and, on a part-time basis, multitudes of internal personnel from various disciplines throughout the Huntington organization are also working on this project. Furthermore, Huntington has engaged an independent consultant to establish a Year 2000 Program Management Office (PMO). The PMO organizes Huntington's Year 2000 project management activities beyond the technical information services group into all business units. The PMO creates the methodology that is used in every business unit and also brings a quality assurance process that reviews the thoroughness of the actions taken to remedy the Year 2000 problem.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

     Identifiable costs for the Year 2000 project incurred in 1998 were $13.1 million. Management estimates it will cost an additional $16 million to bring its systems and business processes into compliance and to implement elements of its contingency plan. However, these expenses are not expected to materially impact operating results in any one period. These estimated costs incorporate not only incremental third-party expenses but also include salary and benefit costs of employees redeployed and full implementation of a call center to handle increased customer inquiries before and after January 1, 2000.

     Major business risks associated with the Year 2000 problem include, but are not limited to, infrastructure failures, disruptions to the economy in general, excessive cash withdrawal activity, closure of government offices, foreign banks, and clearing houses, and increased problem loans and credit losses in the event that borrowers fail to properly respond to the problem. These risks, along with the risk of Huntington failing to adequately complete the remaining phases of its project work and the resulting possible inability to properly process core business transactions and meet contractual servicing agreements, could expose Huntington to loss of revenues, litigation, and asset quality deterioration.

    The Year 2000 problem is unique in that it has never previously occurred; thus, it is not possible to completely foresee or quantify the overall or any specific financial or operational impacts to Huntington or to third parties which provide Mission Critical services to the company. Huntington has, however, implemented several proactive processes to identify and mitigate risk involving systems and processes over which it has control, including strengthening its Business Resumption Plan for the Year 2000 by adding alternatives for systems and networks in support of critical applications. The modifications to Huntington's contingency plan are now complete and have been tested and validated for all core business processes. Huntington's senior management believes successful modifications to existing systems and conversions to new systems will substantially reduce the risk of Year 2000 disruption.

INTEREST RATE RISK AND LIQUIDITY MANAGEMENT

INTEREST RATE RISK MANAGEMENT

Huntington seeks to achieve consistent growth in net interest income and net income while managing volatility arising from shifts in interest rates. The Asset and Liability Management Committee (ALCO) oversees financial risk management, establishing broad policies and specific

TABLE 7
---------------------------------------------------------
INVESTMENT SECURITIES               DECEMBER 31,
---------------------------------------------------------
(in thousands of dollars)    1998      1997       1996
---------------------------------------------------------
U.S. Treasury and
     Federal Agencies       $   156   $   656   $111,559
States and political
      subdivisions           24,778    32,354    233,458
Other Securities                ---       ---        118
                            -------   -------   --------
TOTAL INVESTMENT
     SECURITIES             $24,934   $33,010   $345,135
                            -------   -------   --------
                            -------   -------   --------

---------------------------------------------------------
AMORTIZED COST AND FAIR VALUES BY MATURITY
AT DECEMBER 31, 1998
---------------------------------------------------------
                           AMORTIZED    FAIR
(in thousands of dollars)     COST      VALUE      YIELD
---------------------------------------------------------
U.S. Treasury and
     Federal Agencies
      1-5 years             $   156    $   156     6.57%
                            -------    -------
       Total                    156        156
                            -------    -------

States and political
     subdivisions
      Under 1 year            4,318      3,937     8.45%
      1-5 years              13,310     13,530     7.59%
      6-10 years              5,463      5,674     8.44%
      Over 10 years           1,687      1,747     8.70%
                            -------    -------
       Total                 24,778     24,888
                            -------    -------

TOTAL INVESTMENT
     SECURITIES             $24,934    $25,044
                            -------    -------
                            -------    -------

Note: Weighted average yields were calculated on the basis of amortized cost and have been adjusted to a fully tax equivalent basis, assuming a 35% tax rate.

operating limits that govern a variety of financial risks inherent in Huntington's operations, including interest rate, liquidity, counterparty, settlement, and market risks. On and off-balance sheet strategies and tactics are reviewed and monitored regularly by ALCO to ensure consistency with approved risk tolerances.

       Interest rate risk management is a dynamic process, encompassing the business flows onto the balance sheet, wholesale investment and funding, and the changing market and business environment. Effective management of interest rate risk begins with appropriately diversified investments and funding sources. To accomplish its overall balance sheet objectives, Huntington regularly accesses a variety of global markets--money, bond, futures, and options--as well as numerous trading exchanges. In addition, dealers in over-the-counter financial instruments provide availability of interest rate swaps as needed.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

      Measurement and monitoring of interest rate risk is an ongoing process. A key element in this process is Huntington's estimation of the amount that net interest income will change over a twelve to twenty-four month period given a directional shift in interest rates. The income simulation model used by Huntington captures all assets, liabilities, and off-balance sheet financial instruments, accounting for significant variables that are believed to be affected by interest rates. These include prepayment speeds on mortgages and consumer installment loans, cash flows of loans and deposits, principal amortization on revolving credit instruments, and balance sheet growth assumptions. The model also captures embedded options, e.g. interest rate caps/floors or call options, and accounts for changes in rate relationships, as various rate indices lead or lag changes in market rates. While these assumptions are inherently uncertain, management assigns probabilities and, therefore, believes that, at any point in time, the model provides a reasonably accurate estimate of Huntington's interest rate risk exposure. Management reporting of this information is regularly shared with the Board of Directors.

      At December 31, 1998, the results of Huntington's interest sensitivity analysis indicated that net interest income would increase by approximately 1% given a 100 to 200 basis point decrease in the federal funds rate (assuming the change occurs evenly over the next year and that corresponding changes in other market rates occur as forecasted). Net interest income would be expected to decrease by approximately 1% if rates rose 100 basis points and would drop 2% in the event of a 200 basis point increase.

      Active interest rate risk management necessitates the use of various types of off-balance sheet financial instruments, primarily interest rate swaps. Risk that is created by different indices on products, by unequal terms to maturity of assets and liabilities, and by products that are appealing to customers but incompatible with current risk limits can be eliminated or decreased in a cost efficient manner by utilizing interest rate swaps. Often, the swap strategy has enabled Huntington to lower the overall cost of raising wholesale funds. Similarly, financial futures, interest rate caps and floors, options, and forward rate agreements are used to control financial risk effectively. Off-balance sheet instruments are often preferable to similar cash instruments because, though performing identically, they require less capital while preserving access to the marketplace.

Table 8
-------------------------------------------------------------
SECURITIES AVAILABLE FOR SALE        December 31,
-------------------------------------------------------------
(in thousands of dollars)    1998        1997        1996
-------------------------------------------------------------
U.S. Treasury and
    Federal Agencies      $4,096,134  $5,001,034   $4,714,821
Other                        685,281     708,780      494,572
                          ----------  ----------   ----------
TOTAL SECURITIES
    AVAILABLE FOR SALE    $4,781,415  $5,709,814   $5,209,393
                          ----------  ----------   ----------
                          ----------  ----------   ----------
AMORTIZED COST  AND  FAIR VALUES BY MATURITY
     AT DECEMBER 31, 1998
-----------------------------------------------------------
                           AMORTIZED     FAIR
(in thousands of dollars)    COST        VALUE    YIELD (1)
-----------------------------------------------------------
U.S. Treasury
     Under 1 year        $    1,000  $    1,007        7.00%
     1-5 years               63,537      65,364        5.50%
     6-10 years             169,959     176,945        5.52%
                         ----------  ----------
        Total               234,496     243,316
                         ----------  ----------
Federal Agencies
     Mortgage-backed
        securities
     1-5 years                   11          11        8.13%
     6-10 years              87,342      89,162        6.79%
     Over 10 years        1,356,722   1,363,015        6.40%
                         ----------  ----------
        Total             1,444,075   1,452,188
                         ----------  ----------
     Other agencies
     1-5 years              968,753     975,253        6.00%
     6-10 years             678,245     684,230        5.71%
     Over 10 years          740,139     741,147        6.39%
                         ----------  ----------
        Total             2,387,137   2,400,630
                         ----------  ----------
Total U.S. Treasury and
     Federal Agencies     4,065,708   4,096,134
                         ----------  ----------

Other
     Under 1 year             7,492       7,478        8.33%
     1-5 years              188,551     190,871        7.48%
     6-10 years             204,788     210,698        7.36%
     Over 10 years          268,319     268,930        6.05%
     Marketable equity
         securities           8,359       7,304        5.52%
                         ----------  ----------
        Total               677,509     685,281
                         ----------  ----------
TOTAL SECURITIES
AVAILABLE FOR SALE       $4,743,217  $4,781,415
                         ----------  ----------
                         ----------  ----------

At December 31, 1998, Huntington had no concentrations of securities by a single issuer in excess of 10% of shareholders' equity.

(1) Weighted average yields were calculated on the basis of amortized cost.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

TABLE 9
---------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP PORTFOLIO                                     DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
                                                              LIABILITY CONVERSION SWAPS
                                                     -------------------------------------------
                                       ASSET                      Receive                               BASIS
                                     CONVERSION      Receive       fixed-       Pay                  PROTECTION
(in millions of dollars)               SWAPS          Fixed      amortizing    fixed      Total         SWAPS
---------------------------------------------------------------------------------------------------------------
                                        (1)

Notional value                          $ 941        $1,620         $ 152       $975      $2,747       $ 985

Average maturity (years)                 3.60          3.88          0.90       2.57        3.25        1.27

Market value                            $ 7.0        $ 41.2         $ 0.3     $ (9.8)     $ 31.7       $(0.1)

Average rate:
   Receive                               6.22%         6.33%         5.63%      5.35%       5.94%       5.23%
   Pay                                   5.29          5.43          5.62       5.25        5.38        5.14

(1) Receive fixed only at December 31, 1998.

      Table 9 above illustrates the approximate market values, estimated maturities and weighted average rates of the interest rate swaps used by Huntington in its interest rate risk management program at December 31, 1998.

      As is the case with cash securities, the market value of interest rate swaps is largely a function of the financial market's expectations regarding the future direction of interest rates. Accordingly, current market values are not necessarily indicative of the future impact of the swaps on net interest income. This will depend, in large part, on the shape of the yield curve as well as interest rate levels. With respect to the variable rate information and the indexed amortizing swap maturities presented in Table 9, management made no assumptions regarding future changes in interest rates.

      The pay rates on Huntington's receive-fixed swaps vary based on movements in the applicable London interbank offered rate (LIBOR). Receive-fixed asset conversion swaps and receive-fixed liability conversion swaps with notional values of $600 million and $800 million, respectively, have embedded written LIBOR-based call options. The portfolio of amortizing swaps consists primarily of contracts that are indexed to the prepayment experience of a specified pool of mortgage loans. As market interest rates change, the amortization of the notional value of the swap will also change, generally slowing as rates increase and accelerating when rates fall. Basis swaps are contracts that provide for both parties to receive interest payments according to different rate indices and are used to protect against changes in spreads between market rates.

      The notional values of the swap portfolio represent contractual amounts on which interest payments to be exchanged are based. These notional values do not represent direct credit exposures. At December 31, 1998, Huntington's credit risk from interest rate swaps used for asset/liability management purposes was $103.4 million, which represents the sum of the aggregate fair value of positions that have become favorable to Huntington, including any accrued interest receivable due from counterparties. In order to minimize the risk that a swap counterparty will not satisfy its interest payment obligation under the terms of the contract, Huntington performs credit reviews on all counterparties, restricts the number of counterparties used to a select group of high quality institutions, obtains collateral, and enters into formal netting arrangements. Huntington has never experienced any past due amounts from a swap counterparty and does not anticipate nonperformance in the future by any such counterparties.

      The total notional amount of off-balance sheet instruments used by Huntington on behalf of customers (for which the related interest rate risk is offset by third party contracts) was $564 million at December 31, 1998. Total credit exposure from such contracts is not material. These separate activities, which are accounted for at fair value, are not a significant part of Huntington's operations. Accordingly, they have been excluded from the above discussion of off-balance sheet financial instruments and the related table.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

TABLE 10
---------------------------------------------------
MATURITY OF DOMESTIC CERTIFICATES OF DEPOSIT OF
$100,000 OR MORE AS OF DECEMBER 31, 1998
---------------------------------------------------
(in thousands of dollars)
---------------------------------------------------
Three months or less                   $   900,764
Over three through six months              390,580
Over six through twelve months             265,308
Over twelve months                         142,609
                                       -----------
     Total                             $ 1,699,261
                                       -----------
                                       -----------

LIQUIDITY MANAGEMENT

      Liquidity management is also a significant responsibility of ALCO. The objective of ALCO in this regard is to maintain an optimum balance of maturities among Huntington's assets and liabilities such that sufficient cash, or access to cash, is available at all times to meet the needs of borrowers, depositors, and creditors, as well as to fund corporate expansion and other activities.

      A chief source of Huntington's liquidity is derived from the large retail deposit base accessible by its network of geographically dispersed banking offices. This core funding is supplemented by Huntington's demonstrated ability to raise funds in capital markets and to access funds nationwide. The company's $6 billion domestic bank note and $2 billion European bank note programs are significant sources of wholesale funding. Under these programs, unsecured senior and subordinated notes are issuable with maturities ranging from one month to thirty years. A similar $750 million note program exists at the parent holding company, the proceeds from which are used from time to time to fund certain non-banking activities, finance acquisitions, repurchase Huntington's common stock, or for other general corporate purposes. At December 31, 1998, approximately $5.2 billion of notes were available under these programs to fund Huntington's future activities. Huntington also has $300 million of capital securities outstanding through its wholly-owned subsidiaries, Huntington Capital I and
II. A $200 million line of credit is also available to the parent holding company to support commercial paper borrowings and other short-term working capital needs.

     While liability sources are many, significant liquidity is also available from Huntington's investment and loan portfolios. ALCO regularly monitors the overall liquidity position of the business and ensures that various alternative strategies exist to cover unanticipated events. At the end of the recent year, sufficient liquidity was available to meet estimated short-term and long-term funding needs.

CREDIT RISK

     Huntington's exposure to credit risk is managed through the use of consistent underwriting standards that emphasize "in-market" lending to established borrowers. Highly leveraged transactions and excessive industry or other concentrations are avoided. The credit administration function also employs extensive monitoring procedures to ensure problem loans are promptly identified and that loans adhere to corporate policy. These procedures provide executive management with the information necessary to implement appropriate change and take corrective action as needed.

     Non-performing assets consist of loans that are no longer accruing interest, loans that have been renegotiated based upon financial difficulties of the borrower, and real estate acquired through foreclosure. Total non-performing assets were $96.1 million and $87.1 million, respectively, at December 31, 1998 and 1997. As of these same dates, non-performing loans represented .40% of total loans, and non-performing assets as a percent of total loans and other real estate were .49%. Loans past due ninety days or more but continuing to accrue interest were $51.0 million at the end of the recent year, up only slightly from $49.7 million in 1997.

     Huntington also actively manages potential problem loans that are current as to principal and interest but require closer monitoring in the event of deterioration in borrower performance. These potential problem credits totaled $27.1 million and $54.2 million, respectively, at December 31, 1998, and 1997.

TABLE 11
-------------------------------------------------------------------------------------------------------
SHORT-TERM BORROWINGS                                                Year Ended December 31,
-------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                     1998             1997            1996
-------------------------------------------------------------------------------------------------------
FEDERAL FUNDS PURCHASED AND REPURCHASE AGREEMENTS
Balance at year-end                                       $ 2,137,374      $ 3,064,344     $ 3,309,445
Weighted average interest rate at year-end                       4.05%            5.26%           5.21%
Maximum amount outstanding at month-end during the year   $ 2,897,385      $ 3,387,690     $ 3,309,445
Average amount outstanding during the year                $ 1,980,648      $ 2,733,764     $ 2,766,185
Weighted average interest rate during the year                   4.72%            5.15%           5.16%

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

CAPITAL AND DIVIDENDS

     Huntington places significant emphasis on the maintenance of strong capital, which promotes investor confidence, provides access to the national markets under favorable terms, and enhances business growth and acquisition opportunities. Huntington also recognizes the importance of managing excess capital and continually strives to maintain an appropriate balance between capital adequacy and returns to shareholders. Capital is managed at each subsidiary based upon the respective risks and growth opportunities, as well as regulatory requirements.

     Average shareholders' equity for the twelve months ended December 31, 1998, and 1997 was $2.1 billion and $1.9 billion, respectively. Huntington's ratio of average equity to average assets in the recent twelve months was 7.68%, compared with 7.53% one year ago.

     Risk-based capital guidelines established by the Federal Reserve Board set minimum capital requirements and require institutions to calculate risk-based capital ratios by assigning risk weightings to assets and off-balance sheet items, such as interest rate swaps and loan commitments. These guidelines further define "well-capitalized" levels for Tier 1, Total Capital, and Leverage ratio purposes at 6%, 10%, and 5%, respectively. At the recent year end, Huntington's Tier 1 risk-based capital ratio was 7.10%, its total risk-based capital ratio was 10.73%, and its leverage ratio was 6.37%, each of which exceeds the "well-capitalized" requirements.

     Cash dividends declared were $.76 a share in 1998, up 11.8% from 1997. A 10% stock dividend was also distributed to shareholders in the year just ended, marking the twenty-fifth consecutive year in which Huntington has issued a stock split or stock dividend.

     In September 1998, the Board of Directors authorized the reactivation of Huntington's common stock repurchase program, which was previously suspended in May 1997 due to the First Michigan pooling-of-interests merger transaction. In connection with the reinstatement of the program, the Board of Directors also increased the number of shares authorized for repurchase to 15 million, up from approximately 3 million shares remaining when the

TABLE 12
----------------------------------------------------------------------------------------------------------------------
NON-PERFORMING ASSETS AND PAST DUE LOANS                                     DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                       1998         1997         1996        1995         1994        1993
----------------------------------------------------------------------------------------------------------------------
Non-accrual loans                            $  72,429   $   65,981   $   55,040   $  55,423   $   47,524   $   81,310
Renegotiated loans                               4,706        5,822        4,422       5,320        3,768        3,080
                                             ---------   ----------   ----------   ---------   ----------   ----------
TOTAL NON-PERFORMING LOANS                      77,135       71,803       59,462      60,743       51,292       84,390
                                             ---------   ----------   ----------   ---------   ----------   ----------
Other real estate, net                          18,964       15,343       17,208      23,598       54,153       66,578
                                             ---------   ----------   ----------   ---------   ----------   ----------
TOTAL NON-PERFORMING ASSETS                  $  96,099   $   87,146   $   76,670   $  84,341   $  105,445   $  150,968
                                             ---------   ----------   ----------   ---------   ----------   ----------
                                             ---------   ----------   ----------   ---------   ----------   ----------
ACCRUING LOANS PAST DUE 90 DAYS OR MORE      $  51,037   $   49,608   $   39,267   $  30,937   $   23,753   $   28,623
                                             ---------   ----------   ----------   ---------   ----------   ----------
                                             ---------   ----------   ----------   ---------   ----------   ----------
NON-PERFORMING LOANS AS A % OF TOTAL LOANS       0.40%        0.40%        0.35%       0.39%        0.36%        0.67%

NON-PERFORMING ASSETS AS A % OF TOTAL
LOANS AND OTHER REAL ESTATE                      0.49%        0.49%        0.46%       0.54%        0.74%        1.19%

ALLOWANCE FOR LOAN LOSSES AS A % OF
NON-PERFORMING LOANS                           377.19%      359.55%      388.11%     366.28%      439.10%      276.24%

ALLOWANCE FOR LOAN LOSSES AND OTHER REAL
ESTATE AS A % OF NON-PERFORMING ASSETS         301.00%      294.32%      297.12%     250.06%      199.12%      146.25%

ACCRUING LOANS PAST DUE 90 DAYS OR MORE
TO TOTAL LOANS                                   0.26%        0.28%        0.23%       0.20%        0.17%        0.23%

Note: For 1998, the amount of interest income which would have been recorded under the original terms for total loans classified as non-accrual or renegotiated was $6.4 million. Amounts actually collected and recorded as interest income for these loans totaled $2.9 million.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

plan was suspended. The shares will be purchased through open market purchases and privately negotiated transactions. Repurchased shares will be reserved for reissue in connection with Huntington's dividend reinvestment, stock option, and other benefit plans as well as for stock dividends and other corporate purposes. In 1998, Huntington repurchased approximately 1.1 million shares.

FOURTH QUARTER RESULTS

     On an operating basis, earnings for the fourth quarter of 1998 were $91.5 million, compared with $90.6 million in the same period last year. On a diluted per share basis, operating earnings were $.43, versus $.42 per share in 1997. ROE for the most recent quarter was 17.87%, compared with 18.23% for the same period a year ago. ROA was 1.31%, versus 1.41% in last year's final three months. Cash basis ROE was 29.44% in the recent quarter compared with 21.78% in the comparable period of 1997. Cash basis ROA was 1.45% versus 1.48% one year ago. Reported net income for the fourth quarter of 1998, including special charges, was $31.2 million, or $.15 per share. ROE was 6.10% and ROA was .45%.

     Net interest income was $267.3 million in the recent quarter, an increase of 3% over the corresponding period last year. This increase was driven by growth in, and a favorable mix of, earning assets as well as a less expensive liability structure. Compression in loan spreads and higher non-earning assets mitigated these benefits and caused a narrowing of the margin percentage. Commercial loans, indirect automobile financing, credit card, and home equity lending each posted double-digit growth in the recent three months. As a result, total loans increased 6.6% (annualized) from the prior quarter, despite softness in real estate portfolio lending. Core deposits grew 3.2%, primarily due to increases in transaction accounts of 2.4% and savings deposits of 13.8%.

     The provision for loan losses was $34.3 million in the last quarter of the year, compared with $26.2 million in the same period of 1997. Annualized net charge-offs were .61% of average loans in both the fourth quarters of 1998 and 1997.

     Non-interest income, excluding securities gains, was $106.7 million for the recent quarter, up from $87.5 million for the three months ended December 31, 1997, or an increase of 22%. Improvements were broad-based with substantial increases in brokerage and insurance and electronic banking. Non-interest expense, excluding special charges, totaled $208.9 million in the most recent three months, versus $188.5 million in the final three months of 1997. The recently announced expense reduction initiatives have already contributed to a 7.3% decrease in personnel and related costs versus the prior quarter and helped reduce the fourth quarter efficiency ratio to 52.98%.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

CONSOLIDATED AVERAGE BALANCES AND INTEREST RATES
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1998
                                                                             -----------------------------------------------
                                                                                               INTEREST
Fully Tax Equivalent Basis (1)                                                 AVERAGE         INCOME/           YIELD/
(in millions of dollars)                                                       BALANCE         EXPENSE            RATE
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $      10         $     1.0          5.22%
Trading account securities                                                          11               0.6          5.71
Federal funds sold and securities purchased
   under resale agreements                                                         229              12.9          5.64
Mortgages held for sale                                                            289              20.2          6.99
Securities:
      Taxable                                                                    4,896             308.8          6.31
      Tax exempt                                                                   247              21.9          8.83
                                                                             ---------         ---------
           Total Securities                                                      5,143             330.7          6.43
                                                                             ---------         ---------
Loans:
     Commercial                                                                  5,629             469.0          8.33
     Real Estate
          Construction                                                             829              71.7          8.65
          Mortgage                                                               3,604             304.2          8.44
     Consumer
           Loans                                                                 6,679             593.9          8.89
           Leases                                                                1,693             120.1          7.09
                                                                             ---------         ---------
           Total Consumer loans                                                  8,372             714.0          8.53
                                                                             ---------         ---------
Total Loans                                                                     18,434           1,558.9          8.46
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                280              85.4
                                                                             ---------         ---------
Net loans                                                                       18,154           1,644.3          8.92
                                                                             ---------         ---------
Total earning assets                                                            24,116           2,009.7          8.33%
                                                                             ---------         ---------
Cash and due from banks                                                            975
All other assets                                                                 2,081
                                                                             ---------
TOTAL ASSETS                                                                 $  26,892
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   3,287
     Interest bearing demand deposits                                            3,585              96.4          2.69%
     Savings deposits                                                            3,277             114.0          3.46
     Other domestic time deposits                                                6,291             349.1          5.55
                                                                             ---------         ---------
          Total core deposits                                                   16,440             559.5          4.25
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                      1,870             107.0          5.72
Foreign time deposits                                                              103               5.9          5.66
                                                                             ---------         ---------
     Total deposits                                                             18,413             672.4          4.44
                                                                             ---------         ---------
Short-term borrowings                                                            2,084              97.7          4.83
Medium-term notes                                                                2,903             164.6          5.67
Subordinated notes and other long-term debt,
   including capital securities                                                    876              43.6          4.98
                                                                             ---------         ---------
     Total interest bearing liabilities                                         20,989             978.3          4.66%
                                                                             ---------         ---------
All other liabilities                                                              552
Shareholders' equity                                                             2,064
                                                                             ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  26,892
                                                                             ---------
                                                                             ---------
Net interest rate spread                                                                                          3.67%
Impact of non-interest bearing funds on margin                                                                    0.61%
NET INTEREST MARGIN                                                                            $ 1,031.4          4.28%
                                                                                               ---------
                                                                                               ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1997
                                                                             -----------------------------------------------
                                                                                               Interest
Fully Tax Equivalent Basis (1)                                                 Average         Income/           Yield/
(in millions of dollars)                                                       Balance         Expense            Rate
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $       9         $     0.5          5.47%
Trading account securities                                                          10               0.6          5.70
Federal funds sold and securities purchased
   under resale agreements                                                          44               2.4          5.50
Mortgages held for sale                                                            131              10.1          7.75
Securities:
      Taxable                                                                    5,351             339.8          6.35
      Tax exempt                                                                   264              25.3          9.55
                                                                             ---------         ---------
           Total Securities                                                      5,615             365.1          6.50
                                                                             ---------         ---------
Loans:
     Commercial                                                                  5,302             456.6          8.61
     Real Estate
          Construction                                                             813              73.8          8.85
          Mortgage                                                               3,761             326.9          8.71
     Consumer
           Loans                                                                 6,299             574.8          9.12
           Leases                                                                1,406             106.7          7.59
                                                                             ---------         ---------
           Total Consumer loans                                                  7,705             681.5          8.84
                                                                             ---------         ---------
Total Loans                                                                     17,581           1,538.8          8.75
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                253              75.8
                                                                             ---------         ---------
Net loans                                                                       17,328           1,614.6          9.18
                                                                             ---------         ---------
Total earning assets                                                            23,391           1,993.3          8.52%
                                                                             ---------         ---------
Cash and due from banks                                                            910
All other assets                                                                 1,103
                                                                             ---------
TOTAL ASSETS                                                                 $  25,151
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   2,774
     Interest bearing demand deposits                                            3,204              84.4          2.64%
     Savings deposits                                                            3,056             100.4          3.28
     Other domestic time deposits                                                5,857             329.7          5.63
                                                                             ---------         ---------
          Total core deposits                                                   14,891             514.5          4.25
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                      1,922             109.4          5.70
Foreign time deposits                                                              382              22.2          5.81
                                                                             ---------         ---------
     Total deposits                                                             17,195             646.1          4.48
                                                                             ---------         ---------
Short-term borrowings                                                            2,826             146.4          5.18
Medium-term notes                                                                1,983             116.2          5.86
Subordinated notes and other long-term debt,
   including capital securities                                                    739              45.5          6.16
                                                                             ---------         ---------
     Total interest bearing liabilities                                         19,969             954.2          4.78%
                                                                             ---------         ---------
All other liabilities                                                              514
Shareholders' equity                                                             1,894
                                                                             ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  25,151
                                                                             ---------
                                                                             ---------
Net interest rate spread                                                                                          3.74%
Impact of non-interest bearing funds on margin                                                                    0.70%
NET INTEREST MARGIN                                                                            $ 1,039.1          4.44%
                                                                                               ---------
                                                                                               ---------
(1) Fully tax equivalent yields are calculated assuming a 35% tax rate.
    Average loan balances include non-accruing loans. Interest income includes cash received on non-accruing loans.


                                       F-15

                                             HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1996
                                                                             -----------------------------------------------
                                                                                               Interest
Fully Tax Equivalent Basis (1)                                                 Average         Income/           Yield/
(in millions of dollars)                                                       Balance         Expense            Rate
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $      14         $     0.8          5.85%
Trading account securities                                                          16               0.9          5.66
Federal funds sold and securities purchased
   under resale agreements                                                          67               3.8          6.03
Mortgages held for sale                                                            113               8.7          7.74
Securities:
      Taxable                                                                    5,194             333.7          6.42
      Tax exempt                                                                   291              27.9          9.59
                                                                             ---------         ---------
           Total Securities                                                      5,485             361.6          6.59
                                                                             ---------         ---------
Loans:
     Commercial                                                                  4,955             396.9          8.01
     Real Estate
          Construction                                                             580              50.7          8.75
          Mortgage                                                               3,614             312.3          8.64
     Consumer
           Loans                                                                 5,880             528.4          8.99
           Leases                                                                  950              74.8          7.87
                                                                             ---------         ---------
           Total Consumer loans                                                  6,830             603.2          8.83
                                                                             ---------         ---------
Total Loans                                                                     15,979           1,363.1          8.53
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                231              49.2
                                                                             ---------         ---------
Net loans                                                                       15,748           1,412.3          8.84
                                                                             ---------         ---------
Total earning assets                                                            21,674           1,788.1          8.26%
                                                                             ---------         ---------
Cash and due from banks                                                            901
All other assets                                                                 1,031
                                                                             ---------
TOTAL ASSETS                                                                 $  23,375
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   2,664
     Interest bearing demand deposits                                            3,068              80.2          2.61%
     Savings deposits                                                            2,836              86.3          3.04
     Other domestic time deposits                                                5,463             310.3          5.68
                                                                             ---------         ---------
          Total core deposits                                                   14,031             476.8          4.19
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                      1,525              85.5          5.61
Foreign time deposits                                                              305              18.4          6.03
                                                                             ---------         ---------
     Total deposits                                                             15,861             580.7          4.40
                                                                             ---------         ---------
Short-term borrowings                                                            2,883             149.1          5.17
Medium-term notes                                                                1,835             120.2          6.55
Subordinated notes and other long-term debt,
   including capital securities                                                    516              30.7          5.96
                                                                             ---------         ---------
     Total interest bearing liabilities                                         18,430             880.7          4.78%
                                                                             ---------         ---------
All other liabilities                                                              505
Shareholders' equity                                                             1,776
                                                                             ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  23,375
                                                                             ---------
                                                                             ---------
Net interest rate spread                                                                                          3.48%
Impact of non-interest bearing funds on margin                                                                    0.71%
NET INTEREST MARGIN                                                                            $   907.4          4.19%
                                                                                               ---------
                                                                                               ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1995
                                                                             -----------------------------------------------
                                                                                               Interest
Fully Tax Equivalent Basis (1)                                                 Average         Income/           Yield/
(in millions of dollars)                                                       Balance         Expense            Rate
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $      26         $     1.6          5.99%
Trading account securities                                                          23               1.6          7.29
Federal funds sold and securities purchased
   under resale agreements                                                          93               5.6          6.10
Mortgages held for sale                                                            133              10.0          7.58
Securities:
      Taxable                                                                    4,679             310.7          6.64
      Tax exempt                                                                   342              33.2          9.73
                                                                             ---------         ---------
           Total Securities                                                      5,021             343.9          6.85
                                                                             ---------         ---------
Loans:
     Commercial                                                                  4,703             403.3          8.58
     Real Estate
          Construction                                                             473              41.6          8.79
          Mortgage                                                               3,834             328.1          8.56
     Consumer
           Loans                                                                 5,508             494.2          8.97
           Leases                                                                  657              51.0          7.76
                                                                             ---------         ---------
           Total Consumer loans                                                  6,165             545.2          8.84
                                                                             ---------         ---------
Total Loans                                                                     15,175           1,318.2          8.69
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                227              43.4
                                                                             ---------         ---------
Net loans                                                                       14,948           1,361.6          8.97
                                                                             ---------         ---------
Total earning assets                                                            20,471           1,724.3          8.43%
                                                                             ---------         ---------
Cash and due from banks                                                            883
All other assets                                                                   972
                                                                             ---------
TOTAL ASSETS                                                                 $  22,099
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   2,477
     Interest bearing demand deposits                                            2,815              68.6          2.44%
     Savings deposits                                                            2,666              77.9          2.92
     Other domestic time deposits                                                5,382             300.3          5.58
                                                                             ---------         ---------
          Total core deposits                                                   13,340             446.8          4.11
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                      1,269              74.8          5.89
Foreign time deposits                                                              262              17.0          6.50
                                                                             ---------         ---------
     Total deposits                                                             14,871             538.6          4.34
                                                                             ---------         ---------
Short-term borrowings                                                            2,422             138.1          5.70
Medium-term notes                                                                2,103             146.4          6.96
Subordinated notes and other long-term debt,
   including capital securities                                                    529              33.8          6.38
                                                                             ---------         ---------
     Total interest bearing liabilities                                         17,448             856.9          4.91%
                                                                             ---------         ---------
All other liabilities                                                              432
Shareholders' equity                                                             1,742
                                                                             ---------         ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  22,099
                                                                             ---------         ---------
                                                                             ---------         ---------
Net interest rate spread                                                                                          3.52%
Impact of non-interest bearing funds on margin                                                                    0.72%
NET INTEREST MARGIN                                                                            $   867.4          4.24%
                                                                                               ---------
                                                                                               ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1994
                                                                             -----------------------------------------------
                                                                                               Interest
Fully Tax Equivalent Basis (1)                                                 Average         Income/           Yield/
(in millions of dollars)                                                       Balance         Expense            Rate
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $       8         $     0.5          6.23%
Trading account securities                                                          14               0.9          6.16
Federal funds sold and securities purchased
   under resale agreements                                                         134               5.8          4.30
Mortgages held for sale                                                            367              25.9          7.06
Securities:
      Taxable                                                                    3,713             226.5          6.10
      Tax exempt                                                                   419              42.0         10.03
                                                                             ---------         ---------
           Total Securities                                                      4,132             268.5          6.50
                                                                             ---------         ---------
Loans:
     Commercial                                                                  4,140             350.1          8.46
     Real Estate
          Construction                                                             396              30.6          7.73
          Mortgage                                                               3,474             278.3          8.01
     Consumer
           Loans                                                                 4,837             401.6          8.31
           Leases                                                                  485              34.7          7.15
                                                                             ---------         ---------
           Total Consumer loans                                                  5,322             436.3          8.20
                                                                             ---------         ---------
Total Loans                                                                     13,332           1,095.3          8.21
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                235              40.1
                                                                             ---------         ---------
Net loans                                                                       13,097           1,135.4          8.52
                                                                             ---------         ---------
Total earning assets                                                            17,987           1,437.0          7.99%
                                                                             ---------         ---------
Cash and due from banks                                                            841
All other assets                                                                   906
                                                                             ---------
TOTAL ASSETS                                                                 $  19,499
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   2,390
     Interest bearing demand deposits                                            2,984              65.9          2.21%
     Savings deposits                                                            2,935              68.0          2.32
     Other domestic time deposits                                                4,383             187.3          4.27
                                                                             ---------         ---------
          Total core deposits                                                   12,692             321.2          3.12
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                        914              39.3          4.30
Foreign time deposits                                                              286              12.2          4.25
                                                                             ---------         ---------
     Total deposits                                                             13,892             372.7          3.24
                                                                             ---------         ---------
Short-term borrowings                                                            1,606              59.2          3.68
Medium-term notes                                                                1,532              75.2          4.91
Subordinated notes and other long-term debt,
   including capital securities                                                    562              39.8          7.09
                                                                             ---------         ---------
     Total interest bearing liabilities                                         15,202             546.9          3.60%
                                                                             ---------         ---------
All other liabilities                                                              286
Shareholders' equity                                                             1,621
                                                                             ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  19,499
                                                                             ---------
                                                                             ---------
Net interest rate spread                                                                                          4.39%
Impact of non-interest bearing funds on margin                                                                    0.56%
NET INTEREST MARGIN                                                                            $   890.1          4.95%
                                                                                               ---------
                                                                                               ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  1993
                                                                             -----------------------------------------------
                                                                                               Interest
Fully Tax Equivalent Basis (1)                                                 Average         Income/           Yield/
(in millions of dollars)                                                       Balance         Expense            Rate
--------------------------------------------------------------------         -----------------------------------------------
ASSETS
Interest bearing deposits in banks                                           $      30         $     1.3          4.27%
Trading account securities                                                          10               0.5          5.04
Federal funds sold and securities purchased
   under resale agreements                                                         103               3.3          3.22
Mortgages held for sale                                                            827              60.2          7.28
Securities:
      Taxable                                                                    4,703             284.5          6.05
      Tax exempt                                                                   464              49.6         10.70
                                                                             ---------         ---------
           Total Securities                                                      5,167             334.1          6.47
                                                                             ---------         ---------
Loans:
     Commercial                                                                  3,823             321.5          8.41
     Real Estate
          Construction                                                             445              31.1          6.99
          Mortgage                                                               3,084             253.9          8.24
     Consumer
           Loans                                                                 4,008             364.6          9.10
           Leases                                                                  349              27.8          7.97
                                                                             ---------         ---------
           Total Consumer loans                                                  4,357             392.4          9.01
                                                                             ---------         ---------
Total Loans                                                                     11,709             998.9          8.53
                                                                             ---------         ---------
Allowance for loan losses/loan fees                                                215              33.2
                                                                             ---------         ---------
Net loans                                                                       11,494           1,032.1          8.82
                                                                             ---------         ---------
Total earning assets                                                            17,846           1,431.5          8.02%
                                                                             ---------         ---------
Cash and due from banks                                                            787
All other assets                                                                   923
                                                                             ---------
TOTAL ASSETS                                                                 $  19,341
                                                                             ---------
                                                                             ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                           $   2,384
     Interest bearing demand deposits                                            2,908              70.2          2.41%
     Savings deposits                                                            2,863              75.4          2.63
     Other domestic time deposits                                                4,376             187.6          4.29
                                                                             ---------         ---------
          Total core deposits                                                   12,531             333.2          3.28
                                                                             ---------         ---------
Certificates of deposit of $100,000 or more                                      1,049              39.8          3.79
Foreign time deposits                                                              455              15.0          3.30
                                                                             ---------         ---------
     Total deposits                                                             14,035             388.0          3.33
                                                                             ---------         ---------
Short-term borrowings                                                            2,503              73.8          2.95
Medium-term notes                                                                  478              20.3          4.23
Subordinated notes and other long-term debt,
   including capital securities                                                    613              32.7          5.35
                                                                             ---------         ---------
     Total interest bearing liabilities                                         15,244             514.8          3.38%
                                                                             ---------         ---------
All other liabilities                                                              298
Shareholders' equity                                                             1,415
                                                                             ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  19,341
                                                                             ---------
                                                                             ---------
Net interest rate spread                                                                                          4.64%
Impact of non-interest bearing funds on margin                                                                    0.50%
NET INTEREST MARGIN                                                                            $   916.7          5.14%
                                                                                               ---------
                                                                                               ---------

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------
SELECTED ANNUAL INCOME STATEMENT DATA
-------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
(in thousands of dollars,              ------------------------------------------------------------------------------
except per share amounts)                 1998          1997         1996          1995          1994         1993
---------------------------------------------------------------------------------------------------------------------
TOTAL INTEREST INCOME                  $1,999,364    $1,981,473   $1,775,734    $1,709,627    $1,418,610   $1,410,401
TOTAL INTEREST EXPENSE                    978,271       954,243      880,648       856,860       546,880      514,812
                                       ----------    ----------   ----------    ----------    ----------   ----------
NET INTEREST INCOME                     1,021,093     1,027,230      895,086       852,767       871,730      895,589
Provision for loan losses                 105,242       107,797       76,371        36,712        21,954       84,682
                                       ----------    ----------   ----------    ----------    ----------   ----------
NET INTEREST INCOME AFTER
 PROVISION FOR LOAN LOSSES                915,851       919,433      818,715       816,055       849,776      810,907
                                       ----------    ----------   ----------    ----------    ----------   ----------
Service charges on deposit accounts       126,403       117,852      107,669        97,505        88,457       83,570
Mortgage banking                           60,006        55,715       43,942        39,309        47,194       63,964
Trust services                             50,754        48,102       42,237        37,627        35,278       33,879
Brokerage and insurance income             36,710        27,084       20,856        17,979        14,721       16,342
Electronic banking fees                    29,202        22,705       12,013         6,190         3,405        2,078
Bank Owned Life Insurance income           28,712            --           --            --            --           --
Credit card fees                           21,909        20,467       23,086        18,757        18,589       18,084
Other                                      54,711        42,936       46,640        48,343        34,773       35,967
                                       ----------    ----------   ----------    ----------    ----------   ----------
TOTAL NON-INTEREST INCOME BEFORE
 SECURITY GAINS                           408,407       334,861      296,443       265,710       242,417      253,884
                                       ----------    ----------   ----------    ----------    ----------   ----------
Securities gains                           29,793         7,978       17,620         9,380        2,297        27,316
                                       ----------    ----------   ----------    ----------    ----------   ----------
TOTAL NON-INTEREST INCOME                 438,200       342,839      314,063       275,090       244,714      281,200
                                       ----------    ----------   ----------    ----------    ----------   ----------
Personnel and related costs               428,539       392,793      360,865       344,905       347,361      350,615
Outside data processing and
 other services                            74,795        66,683       58,367        53,582        56,424       49,924
Equipment                                  62,040        57,867       50,887        44,646        44,806       43,012
Net occupancy                              54,123        49,509       49,676        47,824        46,304       45,496
Marketing                                  32,260        32,782       20,331        17,598        20,074       18,163
Telecommunications                         29,429        21,527       16,567        13,946        13,068       11,454
Amortization of intangible assets          25,689        13,019       10,220         9,471         9,612        6,671
Legal and other professional services      25,160        24,931       20,313        18,656        18,457       21,060
Printing and supplies                      23,673        21,584       19,602        18,103        18,379       18,405
Franchise and other taxes                  22,103        19,836       20,359        17,083        16,149       15,920
Other                                      46,118        51,414       48,323        76,247        92,886      108,731
                                       ----------    ----------   ----------    ----------    ----------   ----------
TOTAL NON-INTEREST EXPENSE BEFORE
 SPECIAL CHARGES                          823,929       751,945      675,510       662,061       683,520      689,451
Special charges, including merger costs    90,000        51,163           --            --            --           --
                                       ----------    ----------   ----------    ----------    ----------   ----------
TOTAL NON-INTEREST EXPENSE                913,929       803,108      675,510       662,061       683,520      689,451
                                       ----------    ----------   ----------    ----------    ----------   ----------
INCOME BEFORE INCOME TAXES                440,122       459,164      457,268       429,084       410,970      402,656
Provision for income taxes                138,354       166,501      152,999       147,283       134,650      135,731
                                       ----------    ----------   ----------    ----------    ----------   ----------
NET INCOME                              $ 301,768    $  292,663   $  304,269    $  281,801    $  276,320   $  266,925
                                       ----------    ----------   ----------    ----------    ----------   ----------
                                       ----------    ----------   ----------    ----------    ----------   ----------
PER COMMON SHARE (1)
 Net income
   Basic                                    $1.43         $1.39        $1.44         $1.29         $1.27        $1.25
   Diluted                                  $1.41         $1.38        $1.42         $1.28         $1.26        $1.23
Cash dividends declared                     $0.76         $0.68        $0.62         $0.56         $0.51        $0.42

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income                    $1,021,093    $1,027,230   $  895,086    $  852,767    $  871,730   $  895,589
Tax Equivalent Adjustment (2)              10,307        11,864       12,363        14,602        18,405       21,072
                                       ----------    ----------   ----------    ----------    ----------   ----------
Tax Equivalent Net Interest Income     $1,031,400    $1,039,094   $  907,449    $  867,369    $  890,135   $  916,661
                                       ----------    ----------   ----------    ----------    ----------   ----------
                                       ----------    ----------   ----------    ----------    ----------   ----------

(1)    Adjusted for stock dividends and stock splits, as applicable.
(2)    Calculated assuming a 35% tax rate.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

MARKET PRICES, KEY RATIOS
AND STATISTICS (QUARTERLY DATA)

-------------------------------------------------------------------------------

QUARTERLY COMMON STOCK SUMMARY (1)                                      1998
----------------------------------             ------------------------------------------------------
                                                 IV Q            III Q          II Q           I Q
                                               --------         -------       --------       --------
High                                           $31 1/2          $33 7/8       $34 9/16       $34 7/32
Low                                             23 5/8           22            29 9/16        29 1/16
Close                                           30 1/16          25 1/8        30 9/16        33 1/8
Cash dividends declared                        $0.20            $0.20         $0.18          $0.18

                                                                        1997
                                               ------------------------------------------------------
                                                 IV Q            III Q          II Q           I Q
                                               --------         -------       --------       --------
High                                           $35 5/16         $34 5/16      $25 1/16       $26 1/4
Low                                             28 5/8           24 1/16       21 5/16        20 11/16
Close                                           32 3/4           32 3/4        24 3/4         21 11/16
Cash dividends declared                        $0.18            $0.18         $0.16          $0.16


(1)    Adjusted for stock splits and stock dividends, as applicable.
       Note: Stock price quotations were obtained from NASDAQ.

-----------------------------------------------------------------------------------------------------
                                                                        1998
KEY RATIOS AND STATISTICS (1)                  ------------------------------------------------------
                                                 IV Q            III Q          II Q           I Q
----------------------------------             --------         -------       --------       --------
MARGIN ANALYSIS - AS A %
OF AVERAGE EARNING ASSETS (2)
Interest Income                                  8.17%           8.33%          8.37%          8.48%
Interest Expense                                 3.93            4.15           4.14           4.18
                                                ------          ------         ------         ------
  Net Interest Margin                            4.24%           4.18%          4.23%          4.30%
                                                ------          ------         ------         ------
                                                ------          ------         ------         ------

RETURN ON
  Average total assets                           1.31%           1.28%          1.42%          1.38%
  Average total assets- cash basis               1.45%           1.43%          1.49%          1.44%

  Average shareholders' equity                  17.87%          16.43%         17.70%         17.73%
  Average shareholders' equity- cash basis      29.44%          26.59%         21.17%         21.09%

                                                                        1997
                                               ------------------------------------------------------
                                                 IV Q            III Q          II Q           I Q
                                               --------         -------       --------       --------
MARGIN ANALYSIS - AS A %
OF AVERAGE EARNING ASSETS (2)
Interest Income                                  8.51%           8.52%          8.62%          8.43%
Interest Expense                                 4.07            4.11           4.08           4.04
                                                ------          ------         ------         ------
   Net Interest Margin                           4.44%           4.41%          4.54%          4.39%
                                                ------          ------         ------         ------
                                                ------          ------         ------         ------

RETURN ON

  Average total assets                           1.41%           1.37%          1.33%          1.27%
  Average total assets- cash basis               1.48%           1.44%          1.40%          1.33%

  Average shareholders' equity                  18.23%          17.85%         18.07%         17.42%
  Average shareholders' equity- cash basis      21.78%          21.37%         21.90%         20.59%

(1) Presented on an "operating" basis (excludes special charges and related taxes).
(2)    Presented on a fully tax equivalent basis assuming a 35% tax rate.

                                             HUNTINGTON BANCSHARES INCORPORATED
Management's Discussion and Analysis
-------------------------------------------------------------------------------

SELECTED QUARTERLY INCOME STATEMENT DATA

-------------------------------------------------------------------------------

                                                                                 1998
(in thousands of dollars,                                    -------------------------------------------
except per share amounts)                                      IVQ         IIIQ        IIQ         IQ
-------------------------------------------------------      --------    --------    --------   --------
TOTAL INTEREST INCOME                                        $500,395    $505,221    $491,268   $502,480
TOTAL INTEREST EXPENSE                                        233,094     253,706     243,839    247,632
                                                             --------    --------    --------   --------
NET INTEREST INCOME                                           267,301     251,515     247,429    254,848
Provision for loan losses                                      34,306      24,160      24,595     22,181
                                                             --------    --------    --------   --------
NET INTEREST INCOME AFTER
 PROVISION FOR LOAN LOSSES                                    232,995     227,355     222,834    232,667
                                                             --------    --------    --------   --------
Service charges on deposit accounts                            33,992      32,493      30,428     29,490
Mortgage banking                                               15,388      15,270      15,191     14,157
Trust services                                                 12,924      12,502      12,745     12,583
Brokerage and insurance income                                  9,848      10,057       8,520      8,285
Electronic banking fees                                         8,037       7,897       7,520      5,748
Bank Owned Life Insurance income                                8,098       8,098       7,168      5,348
Credit card fees                                                6,367       5,197       5,450      4,895
Other                                                          12,057      12,512      18,318     11,824
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST INCOME BEFORE
 SECURITY GAINS                                               106,711     104,026     105,340     92,330
                                                             --------    --------    --------   --------
Securities gains                                                1,773      10,615      14,316      3,089
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST INCOME                                     108,484     114,641     119,656     95,419
                                                             --------    --------    --------   --------
Personnel and related costs                                   103,600     111,744     108,483    104,712
Outside data processing and other services                     20,915      17,550      16,988     19,342
Equipment                                                      16,202      15,001      15,688     15,149
Net occupancy                                                  11,602      15,019      14,063     13,439
Amortization of intangible assets                               9,436       9,467       3,393      3,393
Marketing                                                       8,251       8,762       8,315      6,932
Telecommunications                                              8,173       7,793       7,450      6,013
Legal and other professional services                           7,847       5,291       6,234      5,788
Printing and supplies                                           6,450       5,851       5,611      5,761
Franchise and other taxes                                       5,554       5,523       5,526      5,500
Other                                                          10,902       9,876      14,927     10,413
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST EXPENSE BEFORE
  SPECIAL CHARGES                                             208,932     211,877     206,678    196,442
Special charges, including merger costs                        90,000          --          --         --
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST EXPENSE                                    298,932     211,877     206,678    196,442
                                                             --------    --------    --------   --------
INCOME BEFORE INCOME TAXES                                     42,547     130,119     135,812    131,644
Provision for income taxes                                     11,329      41,364      43,503     42,158
                                                             --------    --------    --------   --------

NET INCOME                                                   $ 31,218    $ 88,755    $ 92,309   $ 89,486
                                                             --------    --------    --------   --------
                                                             --------    --------    --------   --------

PER COMMON SHARE (1)
 Net income--Diluted                                            $0.15       $0.42       $0.43      $0.42
 Cash dividends declared                                        $0.20       $0.20       $0.18      $0.18

OPERATING RESULTS (2)
 Net income                                                  $ 91,518    $ 88,755    $ 92,309   $ 89,486
 Net income per common share
   Diluted                                                      $0.43       $0.42       $0.43      $0.42
   Diluted--cash basis (3)                                      $0.47       $0.45       $0.45      $0.43


                                                                                 1997
(in thousands of dollars,                                    -------------------------------------------
except per share amounts)                                      IVQ         IIIQ        IIQ         IQ
-------------------------------------------------------      --------    --------    --------   --------
TOTAL INTEREST INCOME                                        $499,760    $502,821    $503,018   $475,874
TOTAL INTEREST EXPENSE                                        240,197     245,663     240,060    228,323
                                                             --------    --------    --------   --------
NET INTEREST INCOME                                           259,563     257,158     262,958    247,551
Provision for loan losses                                      26,235      28,351      30,831     22,380
                                                             --------    --------    --------   --------
NET INTEREST INCOME AFTER
 PROVISION FOR LOAN LOSSES                                    233,328     228,807     232,127    225,171
                                                             --------    --------    --------   --------
Service charges on deposit accounts                            31,035      30,382      28,841     27,594
Mortgage banking                                               15,889      20,672      10,157      8,997
Trust services                                                 12,019      12,124      11,814     12,145
Brokerage and insurance income                                  6,131       7,614       6,254      7,085
Electronic banking fees                                         6,175       5,965       6,200      4,365
Bank Owned Life Insurance income                                   --          --          --         --
Credit card fees                                                6,634       5,112       4,787      3,934
Other                                                           9,593      12,986       9,844     10,513
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST INCOME BEFORE
 SECURITY GAINS                                                87,476      94,855      77,897     74,633
                                                             --------    --------    --------   --------
Securities gains                                                1,034       1,242       3,604      2,098
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST INCOME                                      88,510      96,097      81,501     76,731
                                                             --------    --------    --------   --------
Personnel and related costs                                    97,217     101,334      96,994     97,248
Outside data processing and other services                     19,067      16,665      16,454     14,497
Equipment                                                      16,004      14,503      14,173     13,187
Net occupancy                                                  11,755      12,772      11,650     13,332
Amortization of intangible assets                               3,285       3,382       3,406      2,946
Marketing                                                       8,187       7,845       7,785      8,965
Telecommunications                                              5,636       5,639       5,285      4,967
Legal and other professional services                           8,318       6,095       5,089      5,429
Printing and supplies                                           6,239       5,384       5,035      4,926
Franchise and other taxes                                       4,576       4,685       5,335      5,240
Other                                                           8,248      15,443      14,599     13,124
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST EXPENSE BEFORE
  SPECIAL CHARGES                                             188,532     193,747     185,805    183,861
Special charges, including merger costs                            --      51,163          --         --
                                                             --------    --------    --------   --------
TOTAL NON-INTEREST EXPENSE                                    188,532     244,910     185,805    183,861
                                                             --------    --------    --------   --------
INCOME BEFORE INCOME TAXES                                    133,306      79,994     127,823    118,041
Provision for income taxes                                     42,657      38,762      44,220     40,862
                                                             --------    --------    --------   --------

NET INCOME                                                   $ 90,649    $ 41,232    $ 83,603   $ 77,179
                                                             --------    --------    --------   --------
                                                             --------    --------    --------   --------

PER COMMON SHARE (1)
 Net income--Diluted                                            $0.42       $0.20       $0.39      $0.37
 Cash dividends declared                                        $0.18       $0.18       $0.16      $0.16

OPERATING RESULTS (2)
 Net income                                                  $ 90,649    $ 87,466    $ 83,603   $ 77,179
 Net income per common share
   Diluted                                                      $0.42       $0.41       $0.39      $0.37
   Diluted--cash basis (3)                                      $0.44       $0.43       $0.41      $0.38


(1)    Adjusted for stock dividends and stock splits, as applicable.
(2) Presented on an "operating basis" (excludes special charges and related taxes).
(3) Tangible or "Cash Basis" net income excludes amortization of goodwill and other intangibles.

                                             HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------

REPORT OF MANAGEMENT

     The integrity of the financial statements and other financial information contained in this Financial Supplement to the Proxy Statement is the responsibility of the management of Huntington. Such financial information has been prepared in accordance with generally accepted accounting principles, based on the best estimates and judgment of management.

     Huntington maintains a system of internal accounting controls designed to provide reasonable assurance that transactions are executed and recorded in accordance with management's authorization and that the assets of Huntington are properly safeguarded. This system includes the careful selection and training of staff, the communication of policies and procedures consistent with the highest standards of business conduct, and the maintenance of an internal audit function.

     The Audit Committee of the Board of Directors is composed entirely of outside directors and it meets periodically with both internal and independent auditors to review the results and recommendations of their audits. This Committee selects the independent auditor with the approval of shareholders.

     The accounting firm of Ernst & Young LLP has been engaged by Huntington to audit its financial statements, and their report appears to the right.

/s/ FRANK WOBST

Frank Wobst
Chairman and
Chief Executive Officer


/s/ GERALD R. WILLIAMS

Gerald R. Williams
Executive Vice President
and Chief Financial Officer


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Huntington Bancshares Incorporated

     We have audited the accompanying consolidated balance sheets of Huntington Bancshares Incorporated and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Huntington Bancshares Incorporated and Subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                           /s/ ERNST & YOUNG LLP

Columbus, Ohio
January 13, 1999

                                              HUNTINGTON BANCSHARES INCORPORATED
Consolidated Financial Statements
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  DECEMBER 31,
                                                                          -----------------------------
(in thousands of dollars)                                                     1998             1997
-------------------------------------------------------------------       ------------     ------------
ASSETS
Cash and due from banks                                                   $  1,215,814     $  1,142,450
Interest bearing deposits in banks                                             102,564           39,618
Trading account securities                                                       3,839            7,082
Federal funds sold and securities purchased under resale agreements            135,764          509,119
Mortgages held for sale                                                        466,664          192,948
Securities available for sale - at fair value                                4,781,415        5,709,814
Investment securities - fair value $25,044 and $33,383, respectively            24,934           33,010
Total loans                                                                 19,454,551       17,738,248
    Less allowance for loan losses                                             290,948          258,171
                                                                          ------------     ------------
Net loans                                                                   19,163,603       17,480,077
                                                                          ------------     ------------
Bank owned life insurance                                                      727,837          400,000
Premises and equipment                                                         447,038          389,481
Customers' acceptance liability                                                 22,591           27,818
Accrued income and other assets                                              1,204,273          799,123
                                                                          ------------     ------------
TOTAL ASSETS                                                              $ 28,296,336     $ 26,730,540
                                                                          ------------     ------------
                                                                          ------------     ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits
  Non-interest bearing                                                    $  3,129,199     $  2,549,518
  Interest bearing                                                           4,642,147        3,762,862
Savings deposits                                                             3,690,040        3,133,014
Other domestic time deposits                                                 6,186,985        6,115,534
                                                                          ------------     ------------
   Total Core Deposits                                                      17,648,371       15,560,928
                                                                          ------------     ------------
Certificates of deposit of $100,000 or more                                  1,699,261        1,903,657
Foreign time deposits                                                          375,140          519,133
                                                                          ------------     ------------
     Total Deposits                                                         19,722,772       17,983,718
                                                                          ------------     ------------
Short-term borrowings                                                        2,216,644        3,141,671
Bank acceptances outstanding                                                    22,591           27,818
Medium-term notes                                                            2,539,900        2,332,150
Subordinated notes and other long-term debt                                    707,359          498,889
Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely the junior subordinated debentures
   of the parent company                                                       300,000          200,000
Accrued expenses and other liabilities                                         638,275          520,903
                                                                          ------------     ------------
     Total Liabilities                                                      26,147,541       24,705,149
                                                                          ------------     ------------
Shareholders' equity
  Preferred stock - authorized 6,617,808 shares; none outstanding
  Common stock - without par value; authorized 500,000,000
    shares; issued and outstanding 212,596,344 and 193,279,797
    shares, respectively                                                     2,152,076        1,528,768
  Less 1,850,007 and 1,543,371 treasury shares, respectively                   (49,271)         (36,791)
  Capital surplus                                                              (14,161)         404,235
  Accumulated other comprehensive income                                        24,693           14,800
  Retained earnings                                                             35,458          114,379
                                                                          ------------     ------------
  Total Shareholders' Equity                                                 2,148,795        2,025,391
                                                                          ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $ 28,296,336     $ 26,730,540
                                                                          ------------     ------------
                                                                          ------------     ------------

See notes to consolidated financial statements.

                                              HUNTINGTON BANCSHARES INCORPORATED
Consolidated Financial Statements
--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------
(in thousands of dollars, except per share amounts)         1998          1997            1996
---------------------------------------------------   ------------    ------------    ------------
Interest and fee income
  Loans                                               $  1,641,081    $  1,611,541    $  1,411,551
  Securities                                               323,595         356,388         349,937
  Other                                                     34,688          13,544          14,246
                                                      ------------    ------------    ------------
        TOTAL INTEREST INCOME                            1,999,364       1,981,473       1,775,734
                                                      ------------    ------------    ------------
Interest expense
  Deposits                                                 672,433         646,121         580,685
  Short-term borrowings                                     97,656         146,397         149,088
  Medium-term notes                                        164,590         116,221         120,147
  Subordinated notes and other long-term debt               43,592          45,504          30,728
                                                      ------------    ------------    ------------
        TOTAL INTEREST EXPENSE                             978,271         954,243         880,648
                                                      ------------    ------------    ------------

        NET INTEREST INCOME                              1,021,093       1,027,230         895,086
Provision for loan losses                                  105,242         107,797          76,371
                                                      ------------    ------------    ------------
        NET INTEREST INCOME
          AFTER PROVISION FOR LOAN LOSSES                  915,851         919,433         818,715
                                                      ------------    ------------    ------------
Total non-interest income                                  438,200         342,839         314,063
Total non-interest expense                                 913,929         803,108         675,510
                                                      ------------    ------------    ------------
        INCOME BEFORE INCOME TAXES                         440,122         459,164         457,268
Provision for income taxes                                 138,354         166,501         152,999
                                                      ------------    ------------    ------------
        NET INCOME                                    $    301,768    $    292,663    $    304,269
                                                      ------------    ------------    ------------
                                                      ------------    ------------    ------------

PER COMMON SHARE (1)
  Net income
    Basic                                                    $1.43           $1.39           $1.44
    Diluted                                                  $1.41           $1.38           $1.42
  Cash dividends declared                                    $0.76           $0.68           $0.62

AVERAGE COMMON SHARES(1)
    Basic                                              211,426,422     209,884,443     211,740,756
    Diluted                                            213,454,215     212,447,637     213,764,495

(1)  Adjusted for stock dividends and stock splits, as applicable.

See notes to consolidated financial statements.

                                             HUNTINGTON BANCSHARES INCORPORATED
Consolidated Financial Statements
-------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF
CHANGES IN SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------

                                                                                                              ACCUMULATED
                                                                                                                OTHER
                                             COMMON        COMMON      TREASURY     TREASURY       CAPITAL   COMPREHENSIVE
(in thousands, except per share amounts)     SHARES        STOCK        SHARES       STOCK         SURPLUS      INCOME
---------------------------------------------------------------------------------------------------------------------------
BALANCE -- JANUARY 1, 1996                   163,172    $ 1,075,057     (8,352)    $(180,632)    $  382,732     $ 42,790
  Comprehensive Income:
    Net income
    Unrealized net holding losses on
      securities available for sale arising
      during the period                                                                                          (56,721)
      Total comprehensive income
  Stock issued for acquisitions                                          4,733       102,760          5,037
  Cash dividends declared ($0.62 per share)
  Stock options exercised                                                  284         5,385         (4,318)
  10% stock dividend                          10,431        208,110      2,837        78,030          2,444
  Treasury shares purchased                                            (10,419)     (246,341)        (2,819)
  Treasury shares sold:
    Shareholder dividend reinvestment plan                               1,405        31,189            805
    Employee benefit plans                                                 227         4,975            397
  Conversion of convertible notes                 50            345
  Pre-merger transactions of pooled
    subsidiary                                 8,612          7,456                                  16,898
                                             -------    -----------    -------     ---------     ----------     --------
BALANCE -- DECEMBER 31, 1996                 182,265      1,290,968     (9,285)     (204,634)       401,176      (13,931)
                                             -------    -----------    -------     ---------     ----------     --------
  Comprehensive Income:
    Net income
    Unrealized net holding gains on
      securities available for sale arising
      during the period                                                                                           28,731
      Total comprehensive income:
  Stock issued for acquisitions                                          3,244        73,775         16,463
  Cash dividends declared ($0.68 per share)
  Stock options exercised                                                  461         7,000         (3,641)
  10% stock dividend                           9,181        236,214      5,274       124,920        (51,488)
  Treasury shares purchased                                             (1,930)      (53,427)        (2,748)
  Treasury shares sold:
    Shareholder dividend reinvestment plan                                 534        11,968          2,345
    Employee benefit plans                                                 159         3,607          1,110
  Pre-merger transactions of pooled
    subsidiary                                 1,833          1,586                                  41,018
                                             -------    -----------    -------     ---------     ----------     --------
BALANCE -- DECEMBER 31, 1997                 193,279      1,528,768     (1,543)      (36,791)       404,235       14,800
                                             -------    -----------    -------     ---------     ----------     --------
  Comprehensive Income:
    Net income
    Unrealized net holding gains on
      securities available for sale arising
      during the period                                                                                            9,893
      Total comprehensive income
  Stock issued for acquisition                                             160         3,883         (3,815)
  Cash dividends declared ($0.76 per share)
  Stock options exercised                                                  736        14,350        (10,348)
  10% stock dividend                          19,317        623,308        (83)                    (404,437)
  Treasury shares purchased                                             (1,139)      (31,192)
  Treasury shares sold to
    employee benefit plans                                                  19           479            204
                                             -------    -----------    -------     ---------     ----------     --------
BALANCE -- DECEMBER 31, 1998                 212,596    $ 2,152,076     (1,850)    $ (49,271)    $  (14,161)    $ 24,693
                                             -------    -----------    -------     ---------     ----------     --------
                                             -------    -----------    -------     ---------     ----------     --------


                                                RETAINED
(in thousands, except per share amounts)        EARNINGS         TOTAL
---------------------------------------------------------------------------
BALANCE -- JANUARY 1, 1996                     $  452,746     $ 1,772,693
  Comprehensive Income:
    Net income                                    304,269         304,269
    Unrealized net holding losses on
      securities available for sale arising
      during the period                                           (56,721)
                                                              -----------
      Total comprehensive income                                  247,548
                                                              -----------
  Stock issued for acquisitions                                   107,797
  Cash dividends declared ($0.62 per share)      (111,120)       (111,120)
  Stock options exercised                                           1,067
  10% stock dividend                             (288,790)           (206)
  Treasury shares purchased                                      (249,160)
  Treasury shares sold:
    Shareholder dividend reinvestment plan                         31,994
    Employee benefit plans                                          5,372
  Conversion of convertible notes                                     345
  Pre-merger transactions of pooled
    subsidiary                                    (45,026)        (20,672)
                                               ----------     -----------
BALANCE -- DECEMBER 31, 1996                      312,079       1,785,658
                                               ----------     -----------
  Comprehensive Income:
    Net income                                    292,663         292,663
    Unrealized net holding gains on
      securities available for sale arising
      during the period                                            28,731
                                                              -----------
      Total comprehensive income                                  321,394
                                                              -----------
  Stock issued for acquisitions                                    90,238
  Cash dividends declared ($0.68 per share)      (128,013)       (128,013)
  Stock options exercised                                           3,359
  10% stock dividend                             (309,846)           (200)
  Treasury shares purchased                                       (56,175)
  Treasury shares sold:
    Shareholder dividend reinvestment plan                         14,313
    Employee benefit plans                                          4,717
  Pre-merger transactions of pooled
    subsidiary                                    (52,504)         (9,900)
                                               ----------     -----------
BALANCE -- DECEMBER 31, 1997                      114,379       2,025,391
                                               ----------     -----------
  Comprehensive Income:
    Net income                                    301,768         301,768
    Unrealized net holding gains on
      securities available for sale arising
      during the period                                             9,893
                                                              -----------
      Total comprehensive income                                  311,661
                                                              -----------
  Stock issued for acquisition                                         68
  Cash dividends declared ($0.76 per share)      (161,447)       (161,447)
  Stock options exercised                                           4,002
  10% stock dividend                             (219,242)           (371)
  Treasury shares purchased                                       (31,192)
  Treasury shares sold to
    employee benefit plans                                            683
                                               ----------     -----------
BALANCE -- DECEMBER 31, 1998                   $   35,458     $ 2,148,795
                                               ----------     -----------
                                               ----------     -----------

See notes to consolidated financial statements.

                                              HUNTINGTON BANCSHARES INCORPORATED
Consolidated Financial Statements
--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------
(in thousands of dollars)                                           1998          1997           1996
-----------------------------------------------------           -----------    -----------   ------------
OPERATING ACTIVITIES
   Net Income                                                   $   301,768    $   292,663   $   304,269
   Adjustments to reconcile net income to net cash
   provided by operating activities
       Provision for loan losses                                    105,242        107,797        76,371
       Provision for depreciation and amortization                   80,956         63,383        91,903
       Deferred income tax expense                                    2,769         47,687        35,740
       Decrease (increase) in trading account securities              3,243         (5,209)       11,051
       (Increase) decrease in mortgages held for sale              (273,716)       (71,526)       46,909
       Net gains on sales of securities                             (29,793)        (7,978)      (17,620)
       Net gains on sales of loans                                   (9,903)       (12,200)       (1,382)
       Decrease (increase) in accrued income receivable              31,663         (7,003)        6,319
       Net increase in other assets                                 (79,588)      (111,259)      (53,471)
       Decrease in accrued expenses                                  65,938         15,993       (26,066)
       Net (decrease) increase in other liabilities                 (31,150)        11,228         5,111
                                                                -----------    -----------   -----------
         NET CASH PROVIDED BY OPERATING ACTIVITIES                  167,429        323,576       479,134
                                                                -----------    -----------   -----------
INVESTING ACTIVITIES
   (Increase) decrease in interest bearing deposits in banks        (62,946)       (36,185)      286,537
   Proceeds from:
     Maturities and calls of investment securities                    8,348         90,287       104,180
     Maturities and calls of securities available for sale        1,356,659        787,788       477,462
     Sales of securities                                          3,782,540      2,297,166     2,743,036
   Purchases of:
     Investment securities                                             (355)        (2,962)      (19,247)
     Securities available for sale                               (4,043,068)    (2,958,135)   (3,111,606)
   Proceeds from sales of loans                                     142,801        357,396       110,737
   Net loan originations, excluding sales                          (724,662)    (1,209,015)   (1,354,362)
   Proceeds from sale of premises and equipment                     176,513          8,243         1,664
   Purchases of premises and equipment                             (147,045)       (45,849)      (51,617)
   Proceeds from sales of other real estate                          13,856         17,441        18,627
   Purchases of Bank Owned Life Insurance                          (300,000)      (400,000)           --
   Net cash received (paid) in purchase acquisitions                417,031         (2,294)          631
                                                                -----------    -----------   -----------
         NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES       619,672     (1,096,119)     (793,958)
                                                                -----------    -----------   -----------
FINANCING ACTIVITIES
   (Decrease) increase in total deposits                           (495,638)     1,025,005       521,255
   (Decrease) increase in short-term borrowings                    (925,027)      (251,629)      307,317
   Proceeds from issuance of long-term debt                         300,000         95,500        66,866
   Payment of long-term debt                                        (90,038)      (122,372)      (58,421)
   Proceeds from issuance of medium-term notes                    1,395,000      1,792,150     1,540,300
   Payment of medium-term notes                                  (1,187,250)    (1,245,300)   (1,934,000)
   Proceeds from issuance of capital securities                     100,000        200,000            --
   Dividends paid on common stock, including pre-merger
     dividends of pooled subsidiary                                (157,632)      (132,760)     (125,379)
   Repurchases of common stock                                      (31,192)       (56,175)     (258,415)
   Proceeds from issuance of common stock                             4,685         27,266        43,971
                                                                -----------    -----------   -----------
         NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES    (1,087,092)     1,331,685       103,494
                                                                -----------    -----------   -----------
         CHANGE IN CASH AND CASH EQUIVALENTS                       (299,991)       559,142      (211,330)
         CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD         1,651,569      1,092,427     1,303,757
                                                                -----------    -----------   -----------
         CASH AND CASH EQUIVALENTS AT END OF PERIOD             $ 1,351,578    $ 1,651,569   $ 1,092,427
                                                                -----------    -----------   -----------
                                                                -----------    -----------   -----------

NOTE: Huntington made interest payments of $995,625, $964,203, and $886,020 in 1998, 1997, and 1996, respectively. Federal income tax payments were $77,407 in 1998, $114,755 in 1997, and $120,645 in 1996.

See notes to consolidated financial statements.

                                              HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.   ACCOUNTING POLICIES

     NATURE OF OPERATIONS: Huntington Bancshares Incorporated (Huntington) is a multi-state bank holding company organized under Maryland law in 1966 and headquartered in Columbus, Ohio. Through its subsidiaries, Huntington conducts a full-service commercial and consumer banking business and provides other financial products and services, principally to domestic customers.

     BASIS OF PRESENTATION: The consolidated financial statements include the accounts of Huntington and its subsidiaries and are presented on the basis of generally accepted accounting principles (GAAP). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current year's presentation.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates.

     NEW PRONOUNCEMENTS: In June 1997, the Financial Accounting Standards Board
(FASB) issued Statement No. 130, "Reporting Comprehensive Income." Pursuant to this rule, the Consolidated Statements of Changes in Shareholders' Equity now include a new measure called "Comprehensive Income," which includes net income as well as certain items that are reported within a separate component of shareholders' equity that bypass net income. Currently, Huntington's only component of Other Comprehensive Income is its unrealized gains (losses) on securities available for sale.

     The FASB also issued Statement No. 131, "Disclosure about Segments of an Enterprise and Related Information" in June 1997. The provisions of this Statement require disclosure of financial and descriptive information about an enterprise's operating segments. The Statement defines an operating segment as a component of an enterprise that engages in business activities that generate revenue and incur expense. A segment is further defined as a component whose operating results are reviewed by the chief operating decision-maker in the determination of resource allocation and performance, and for which discrete financial information is available. It also establishes standards for related disclosures about products and services, geographic areas, and major customers.
Note 15 to the Consolidated Financial Statements includes the segment information required by the new standard.

     In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This Statement establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. The Statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows gains and losses from derivatives to offset related results on the hedged item in the income statement, and requires that a company must formally document, designate, and assess the effectiveness of transactions for which hedge accounting is applied.

     FAS 133 is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. FAS 133 cannot be applied retroactively.

     Huntington expects to adopt FAS 133 in the first quarter of 2000. Based on information available, the impact of adoption is not expected to be material to the Consolidated Financial Statements.

     SECURITIES: Debt securities that Huntington has both the positive intent and ability to hold to maturity are classified as investments and are carried at amortized cost. Securities purchased with the intention of recognizing short-term profits are placed in the trading account and carried at fair value. Securities not classified as investments or trading are designated available for sale and carried at fair value. Unrealized gains and losses on securities available for sale are carried as a separate component of accumulated other comprehensive income in shareholders' equity. Unrealized gains and losses on securities classified as trading are reported in earnings. The amortized cost of specific securities sold is used to compute realized gains and losses.

     LOANS: Loans are stated at the principal amount outstanding, net of unearned discount. Interest income on loans is primarily accrued based on principal amounts outstanding. Income from lease financing is recognized on a basis to achieve a constant periodic rate of return on the outstanding investment. The accrual of interest income on loans and leases is discontinued when the collection of principal, interest, or both is doubtful. When interest accruals are suspended, interest income accrued in the current period is generally reversed. Huntington uses the cost recovery method in accounting for cash

                                              HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.   ACCOUNTING POLICIES (CONTINUED)

received on non-accrual loans. Under this method, cash receipts are applied entirely against principal until the loan has been collected in full, after which time any additional cash receipts are recognized as interest income.

     Net direct loan origination costs/fees, when material, are deferred and amortized over the term of the loan as a yield adjustment.

     ALLOWANCE FOR LOAN LOSSES: The allowance for loan losses reflects management's judgment as to the level considered appropriate to absorb probable losses in the loan portfolio. This judgment is based on a review of individual loans, historical loss experience, economic conditions, portfolio trends, and other factors. The allowance is increased by provisions charged to earnings and reduced by charge-offs, net of recoveries.

     The portion of the allowance for loan losses related to impaired loans (non-accruing and restructured credits, exclusive of smaller, homogeneous loans) is based on discounted cash flows using the loans initial effective interest rate or the fair value of the collateral for collateral-dependent loans.

     OTHER REAL ESTATE: Other real estate acquired through partial or total satisfaction of loans, is included in other assets and carried at the lower of cost or fair value less estimated costs of disposition. At the date of acquisition, any losses are charged to the allowance for loan losses. Subsequent write-downs are included in non-interest expense. Realized losses from disposition of the property and declines in fair value that are considered permanent are charged to the reserve for other real estate, as applicable.

     PREMISES AND EQUIPMENT: Premises and equipment are stated at cost, less accumulated depreciation. Depreciation is computed principally by the straight-line method over the estimated useful lives of the related assets. Estimated useful lives employed are on average 30 years for buildings, 10 to 20 years for building improvements, 10 years for land improvements, 3 to 7 years for equipment, and 10 years for furniture and fixtures.

     MORTGAGE BANKING ACTIVITIES: Mortgages held for sale are reported at the lower of cost or aggregate market value primarily as determined by outstanding commitments from investors.

     Capitalized mortgage servicing rights (MSRs) are evaluated for impairment based on the fair value of those rights, using a disaggregated approach. MSRs are amortized on an accelerated basis over the estimated period of net servicing revenue.

     BUSINESS COMBINATIONS: Net assets of entities acquired, for which the purchase method of accounting was used by Huntington, were recorded at their estimated fair value at the date of acquisition. The excess of cost over the fair value of net assets acquired (goodwill) is being amortized over periods generally up to 25 years. Core deposits and other identifiable acquired intangible assets are amortized over their estimated useful lives.

     OFF-BALANCE SHEET FINANCIAL INSTRUMENTS: Huntington uses certain off-balance sheet financial instruments, principally interest rate swaps, in connection with its asset/liability management activities. Purchased interest rate options (including caps and floors), futures, and forwards are also used to manage interest rate risk. Provided these instruments meet specific criteria, they are considered hedges and accounted for under the accrual or deferral methods, as more fully discussed below. Off-balance sheet financial instruments that do not meet the required criteria are carried on the balance sheet at fair value with realized and unrealized changes in that value recognized in earnings. Similarly, if the hedged item is sold or its outstanding balance otherwise declines below that of the related hedging instrument, the off-balance sheet product is marked-to-market and the resulting gain or loss is included in earnings. Accrual accounting is used when the cash flows attributable to the hedging instrument satisfy the objectives of the asset/liability management strategy. Huntington uses the accrual method for substantially all of its interest rate swaps as well as for interest rate options. Amounts receivable or payable under these agreements are recognized as an adjustment to the interest income or expense of the hedged item. There is no recognition on the balance sheet for changes in the fair value of the hedging instrument, except for interest rate swaps designated as hedges of securities available for sale, for which changes in fair values are reported in accumulated other comprehensive income. Premiums paid for interest rate options are deferred as a component of other assets and amortized to interest income or expense over the contract term. Gains and losses on terminated hedging instruments are also deferred and amortized to interest income or expense generally over the remaining life of the hedged item.

                                              HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.   ACCOUNTING POLICIES (CONTINUED)
     Huntington employs deferral accounting when the market value of the hedging instrument meets the objectives of the asset/liability management strategy and the hedged item is reported at other than fair value. In such cases, gains and losses associated with futures and forwards are deferred as an adjustment to the carrying value of the related asset or liability and are recognized in the corresponding interest income or expense accounts over the remaining life of the hedged item.

     STATEMENT OF CASH FLOWS: Cash and cash equivalents are defined as `Cash and due from banks' and "Federal funds sold and securities purchased under resale agreements."

--------------------------------------------------------------------------------

2.   1998 SPECIAL CHARGE

     In October 1998, Huntington announced several initiatives to strengthen its financial performance. These initiatives included the realignment of the banking network; the exit of underperforming product lines and delivery channels; the reduction of 1,000 work force positions, or approximately 10% of the total employee base; and other cost savings measures. As a result of the above initiatives, Huntington incurred a special charge of $90 million in the fourth quarter of the year. Included in the one-time expenses were severance costs for terminated employees, the non-cash write-off of information systems equipment and software that were abandoned in the fourth quarter of the year, the write-down to fair value of retail banking offices to be closed, the costs to terminate certain long-term lease contracts related to retail banking offices to be closed, and the estimated amounts to be written off or paid to complete the exit activities, as more fully described below, that were begun in 1998. Management expects that the actions discussed below will be substantially complete by the fourth quarter of 1999.

     The work force reduction spans the entire organization and is in large part attributable to continued internal consolidation efforts by Huntington that resulted in the formation of a single interstate banking charter, as well as continued efficiency opportunities in back room operations such as loan and deposit administration. Through December 31, 1998, 409 employees had been terminated.

     Operational equipment charges relate to the write-off of $4 million in computer equipment that was abandoned and replaced in the fourth quarter of 1998. In addition, Huntington abandoned certain customized software projects with a book value of $8 million that were determined not to be economically viable and had no alternative use within the organization.

     The retail banking office costs stem from Huntington's announcement that it will close 39 underperforming banking offices, substantially all of which will be closed by the end of the second quarter of 1999. Non-cash charges relate to the write-down to fair value (estimated selling price) of 20 branches that are to be closed and held for disposal. These branches have a remaining carrying value of approximately $4 million. Other non-cash charges relate to the write-off of leasehold improvements in 19 branches that are to be closed. The cash portion of the charge relates to amounts to be paid to terminate lease and other contracts on the branches that are to be closed.

     Non-cash exit costs relate to unrecoverable assets associated with discontinued business activities such as returned check processing, commercial equipment leasing, out of geographic market credit card lending, and the indirect lending operation in Pittsburgh. Cash exit costs relate principally to the decision to terminate the employee benefit plan administrative services business. Such business was exited in the fourth quarter of 1998. The costs primarily are composed of cash payments to third party vendors to be incurred to fulfill Huntington's contractual obligations with regard to benefit plan customers prior to the transfer of the administrative service to another vendor.

     Revenues and operating income of activities exited and retail banking offices to be closed are not significant to Huntington's operating results.

     The table below summarizes the major components of the special charge, as well as the related amounts applied against the reserve in 1998. Huntington expects that the remaining reserve of $54 million, which represents estimated future cash outlays, will be substantially utilized during 1999.

--------------------------------------------------------------------------------------
                                 EMPLOYEE   OPERATIONS      RETAIL      EXIT
(in millions of dollars)           COSTS    EQUIPMENT    BANK OFFICES   COSTS    TOTAL
--------------------------------------------------------------------------------------
Special Charge                     $  26      $  12         $  20       $  32    $  90
Utilization:
   Cash                               (8)        --            --          (7)     (15)
   Non-cash                           --        (12)           (5)         (4)     (21)
                                   -----      -----         -----       -----    -----
Balance as of December 31, 1998    $  18      $  --         $  15       $  21    $  54
                                   -----      -----         -----       -----    -----
                                   -----      -----         -----       -----    -----

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

3.   MERGERS AND ACQUISITIONS
     On June 26, 1998, Huntington completed the acquisition of sixty former Barnett Banks banking offices in Florida from NationsBank Corporation. The transaction was accounted for as a purchase, and accordingly, the assets acquired and liabilities assumed were recorded at estimated fair value. The transaction added approximately $1.3 billion in loans and $2.3 billion in deposits. Intangible assets arising from the acquisition totaled approximately $460 million. The acquired branches' results of operations have been included in Huntington's consolidated totals from the date of the acquisition only.

     On September 30, 1997, Huntington completed its acquisition of First Michigan, a $3.6 billion bank holding company headquartered in Holland, Michigan. Huntington issued approximately 32.2 million shares of common stock to the shareholders of First Michigan in a transaction accounted for as a pooling of interests. In connection with the acquisition, Huntington incurred a merger-related charge of $51 million consisting primarily of personnel, facilities, and systems costs, as well as $12 million of professional fees and other costs to effect the business combination. At December 31, 1998, the merger-related reserve had been fully used.

-------------------------------------------------------------------------------
4.    SECURITIES AVAILABLE FOR SALE

           Amortized cost, unrealized gains and losses, and fair values of securities available for sale as of December 31, 1998 and 1997, were:
-------------------------------------------------------------------------------

                                                                 UNREALIZED
                                                            ---------------------
                                             AMORTIZED      GROSS          GROSS        FAIR
(in thousands of dollars)                    COST           GAINS          LOSSES       VALUE
--------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998
U.S. Treasury                               $  234,496      $ 8,820       $  ---       $  243,316
Federal Agencies
    Mortgage-backed securities               1,444,075       12,098         3,985       1,452,188
    Other agencies                           2,387,137       21,892         8,399       2,400,630
                                            ----------      -------       -------      ----------
    Total U.S. Treasury and Federal
         Agencies                            4,065,708       42,810        12,384       4,096,134
Other Securities                               677,509       11,689         3,917         685,281
                                            ----------      -------       -------      ----------
    Total securities available for sale     $4,743,217      $54,499       $16,301      $4,781,415
                                            ----------      -------       -------      ----------
                                            ----------      -------       -------      ----------
AT DECEMBER 31, 1997
U.S. Treasury                               $  730,862      $ 4,501       $ 5,689      $  729,674
Federal Agencies
    Mortgage-backed securities               1,368,502        8,031         5,093       1,371,440
    Other agencies                           2,888,971       16,049         5,100       2,899,920
                                            ----------      -------       -------      ----------
    Total U.S. Treasury and Federal
         Agencies                            4,988,335       28,581        15,882       5,001,034
Other Securities                               698,584       11,953         1,757         708,780
                                            ----------      -------       -------      ----------
    Total securities available for sale     $5,686,919      $40,534       $17,639      $5,709,814
                                            ----------      -------       -------      ----------
                                            ----------      -------       -------      ----------


     Contractual maturities of securities available for sale as of December 31, 1998 and 1997, were:
-------------------------------------------------------------------------------

                               AMORTIZED       FAIR                                         AMORTIZED           FAIR
(in thousands of dollars)         COST         VALUE         (in thousands of dollars)         COST             VALUE
-------------------------------------------------------      ----------------------------------------------------------
AT DECEMBER 31, 1998                                         AT DECEMBER 31, 1997
Under 1 year                   $    8,492    $    8,485      Under 1 year                   $   18,148       $   18,145
1 - 5 years                     1,220,852     1,231,499      1 - 5 years                     2,381,776        2,387,294
6 - 10 years                    1,140,334     1,161,035      6 - 10 years                    1,805,524        1,812,872
Over 10 years                   2,365,180     2,373,092      Over 10 years                   1,419,307        1,430,374
Marketable equity securities        8,359         7,304      Marketable equity securities       62,164           61,129
                               ----------    ----------                                     ----------       ----------
      Total                    $4,743,217    $4,781,415           Total                     $5,686,919       $5,709,814
                               ----------    ----------                                     ----------       ----------
                               ----------    ----------                                     ----------       ----------

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

4.   SECURITIES AVAILABLE FOR SALE (CONTINUED)

     Gross gains from sales of securities of $41.5. million, $12.3 million, and $24.7 million were realized in 1998, 1997, and 1996, respectively. Gross losses totaled $11.7 million in 1998, $4.3 million in 1997, and $7.1 million in 1996. Huntington securitized and transferred to securities available for sale $108.7 million and $115.1 million of residential mortgage loans in 1998 and 1997, respectively.

------------------------------------------------------------------------------

5.   INVESTMENT SECURITIES

     Amortized cost, unrealized gains and losses, and fair values of investment securities as of December 31, 1998 and 1997, were:


                                                 UNREALIZED
                                            -------------------
                            AMORTIZED       GROSS        GROSS          FAIR
(in thousands of dollars)     COST          GAINS        LOSSES         VALUE
-----------------------------------------------------------------------------
AT DECEMBER 31, 1998
U.S. Treasury and
  Federal Agencies            $   156        $---          $---       $   156
States and political
  subdivisions                 24,778         154            44        24,888
                              -------        ----          ----       -------
    Total investment
        securities            $24,934        $154          $ 44       $25,044
                              -------        ----          ----       -------
                              -------        ----          ----       -------

AT DECEMBER 31, 1997
U.S. Treasury and
  Federal Agencies            $   656        $---          $---       $   656
States and political
  subdivisions                 32,354         471            98        32,727
                              -------        ----          ----       -------
     Total investment
        securities            $33,010        $471          $ 98       $33,383
                              -------        ----          ----       -------
                              -------        ----          ----       -------


     Amortized cost and fair values by contractual maturity at December 31, 1998 and 1997, were:


------------------------------------------------------
                              AMORTIZED        FAIR
(in thousands of dollars)       COST           VALUE
------------------------------------------------------
AT DECEMBER 31, 1998
Under 1 year                   $ 4,318         $ 3,937
1 - 5 years                     13,466          13,686
6 - 10 years                     5,463           5,674
Over 10 years                    1,687           1,747
                               -------         -------
       Total                   $24,934         $25,044
                               -------         -------
                               -------         -------

AT DECEMBER 31, 1997
Under 1 year                   $ 6,311         $ 6,310
1 - 5 years                     14,248          14,375
6 - 10 years                     9,605           9,788
Over 10 years                    2,846           2,910
                               -------         -------
       Total                   $33,010         $33,383
                               -------         -------
                               -------         -------


     The portfolio of investment securities acquired in the September 1997 First Michigan merger was sold and/or transferred to the available for sale category to maintain Huntington's existing interest rate risk position. At the date of sale/transfer, amortized cost and fair value were $225.3 million and $233.5 million, respectively.

------------------------------------------------------------------------------

6.   LOANS

     At December 31, 1998 and 1997, loans were comprised of the following:


----------------------------------------------------------
(in thousands of dollars)          1998             1997
----------------------------------------------------------
Commercial                     $ 6,026,736     $ 5,270,660
Real estate
     Construction                  919,326         863,635
     Commercial                  2,231,786       2,370,652
     Residential                 1,408,289       1,228,446
 Consumer
     Loans                       6,957,772       6,462,716
     Leases                      1,910,642       1,542,139
                               -----------     -----------
        Total loans            $19,454,551     $17,738,248
                               -----------     -----------
                               -----------     -----------


     Huntington's subsidiaries have granted loans to their officers, directors, and related associates. Such loans were made in the ordinary course of business under normal credit terms, including interest rate and collateralization, and do not represent more than the normal risk of collection. These loans to related parties are summarized as follows:


------------------------------------------------------------
(in thousands of dollars)         1998            1997
------------------------------------------------------------
Balance, beginning of year     $ 206,971       $173,491
     Loans made                   97,887        126,503
     Repayments                 (161,945)       (46,828)
     Changes due to status
        of  executive officers
        and directors            (10,744)       (46,195)
                               ---------       --------
Balance, end of year           $ 132,169       $206,971
                               ---------       --------
                               ---------       --------


                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

7.   ALLOWANCE FOR LOAN LOSSES

     A summary of the transactions in the allowance for loan losses and details regarding impaired loans follows for the three years ended December 31:


-----------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                           1998            1997             1996
-----------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF YEAR                                        $ 258,171       $ 230,778        $222,487
Allowance related to acquisitions/other                              22,042           7,777           1,907
Loan losses                                                        (126,355)       (110,723)        (91,007)
Recoveries of loans previously charged off                           31,848          22,542          21,020
Provision for loan losses                                           105,242         107,797          76,371
                                                                  ---------       ---------        --------
BALANCE, END OF YEAR                                              $ 290,948       $ 258,171        $230,778
                                                                  ---------       ---------        --------
                                                                  ---------       ---------        --------

RECORDED BALANCE OF IMPAIRED LOANS, AT END OF YEAR:
   With related allowance for loan losses                         $  13,277       $  20,593        $ 11,770
   With no related allowance for loan losses                         18,340          14,166          17,503
                                                                  ---------       ---------        --------
      Total                                                       $  31,617       $  34,759        $ 29,273
                                                                  ---------       ---------        --------
                                                                  ---------       ---------        --------

AVERAGE BALANCE OF IMPAIRED LOANS FOR THE YEAR                    $  32,547       $  33,968        $ 31,519
                                                                  ---------       ---------        --------
                                                                  ---------       ---------        --------

ALLOWANCE FOR LOAN LOSSES RELATED TO IMPAIRED LOANS               $   4,459       $   6,449        $  4,785
                                                                  ---------       ---------        --------
                                                                  ---------       ---------        --------


------------------------------------------------------------------------------

8.   PREMISES AND EQUIPMENT

     At December 31, 1998 and 1997, premises and equipment stated at cost were comprised of the following:


----------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                                          1998            1997
----------------------------------------------------------------------------------------------------------
Land and land improvements                                                       $  61,902       $  71,313
Buildings                                                                          257,066         286,320
Leasehold improvements                                                              98,162          93,485
Equipment                                                                          439,435         355,668
                                                                                ----------      ----------
    Total premises and equipment                                                   856,565         806,786
Less accumulated depreciation and amortization                                     409,527         417,305
                                                                                ----------      ----------
Net premises and equipment                                                      $  447,038      $  389,481
                                                                                ----------      ----------
                                                                                ----------      ----------


     Depreciation and amortization charged and rental income credited to expense were as follows:


------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                           1998          1997          1996
------------------------------------------------------------------------------------------------------
Total depreciation and amortization                                $40,489       $41,383       $39,492
                                                                   -------       -------       -------
                                                                   -------       -------       -------

Rental income credited to occupancy expense                        $13,133       $14,842       $11,966
                                                                   -------       -------       -------
                                                                   -------       -------       -------


     In 1998, Huntington entered into a sale/leaseback agreement that included the sale of 59 properties with a book value approximating $110 million. The transaction included a mix of branch banking offices, regional offices, and operations facilities, which Huntington will continue to operate under a long-term lease. Proceeds of $174.1 million received from the sale were used to reduce short-term debt. The resulting deferred gain is being amortized as a reduction of occupancy expense over the lease term.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

9.   SHORT-TERM BORROWINGS

     At December 31, 1998 and 1997, short-term borrowings were comprised of the following:

-------------------------------------------------------------
(in thousands of dollars)          1998               1997
-------------------------------------------------------------
Federal funds purchased
  and securities sold
  under agreements to
  repurchase                      $2,137,374       $3,064,344

Commercial paper                      30,133           40,050
Other                                 49,137           37,277
                                  ----------       ----------
Total short-term borrowings       $2,216,644       $3,141,671
                                  ----------       ----------
                                  ----------       ----------

     Information concerning securities sold under agreements to repurchase is summarized as follows:

-------------------------------------------------------------
(in thousands of dollars)          1998               1997
-------------------------------------------------------------
Average balance during
  the year                      $1,304,499      $1,253,724
Average interest rate
  during the year                    4.48%           4.58%
Maximum month-end
  balance during the year       $1,647,599      $1,356,785

     Commercial paper is issued by Huntington Bancshares Financial Corporation, a non-bank subsidiary, with principal and interest guaranteed by Huntington Bancshares Incorporated (Parent Company).

     Huntington has the ability to borrow under a line of credit totaling $200 million to support short-term working capital needs. Under the terms of the agreement, a quarterly fee must be paid and there are no compensating balances required. The line is cancelable, by Huntington, upon written notice and terminates August 23, 2000. There were no borrowings under the line in 1998 or 1997.

     Securities pledged to secure public or trust deposits, repurchase agreements, and for other purposes were $2.0 billion and $2.1 billion at December 31, 1998 and 1997, respectively.

-------------------------------------------------------------------------------

10.  CAPITAL SECURITIES

     The Company obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely the junior subordinated debentures of the parent company ("Capital Securities") were issued by two wholly-owned business trusts, Huntington Capital I and II ("the Trusts"). Huntington Capital I was formed in January 1997 while Huntington Capital II was formed in June 1998. The Trusts used the proceeds from the issuance of the Capital Securities, together with Huntington's investment in the common stock of the Trusts, to purchase debentures of the parent company. The junior subordinated debentures of the parent company are the only assets of the Trusts. The debentures and their related income statement effects are eliminated in Huntington's consolidated financial statements.

     The parent company has entered into contractual arrangements that, taken collectively and in the aggregate, constitute a full and unconditional guarantee by the parent company of the Trusts' obligations under the Capital Securities. The contractual arrangements guarantee payment of (a) accrued and unpaid distributions required to be paid on the Capital Securities; (b) the redemption price with respect to any Capital Securities called for redemption by the Trusts; and (c) payments due upon voluntary or involuntary liquidation, winding-up, or termination of the Trusts, as set forth in the Guarantee. The Capital Securities, and common stock, and related debentures are summarized as follows:

----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                                                 Interest
                                                                                  Rate of
                                                              Principal          Securities         Maturity of
                               Capital         Common         Amount of             and           Securities and
(in thousands of dollars)     Securities       Stock          Debentures         Debentures         Debentures
----------------------------------------------------------------------------------------------------------------
Huntington Capital I           $200,000        $6,186          $206,186       LIBOR + .70%  (1)     02/01/2027
Huntington Capital II           100,000         3,093           103,093       LIBOR + .625% (2)     06/15/2028
                               --------        ------          --------
Total                          $300,000        $9,279          $309,279
                               --------        ------          --------
                               --------        ------          --------

(1) Variable effective rate at December 31, 1998 and 1997, of 5.92% and 6.48%, respectively.

(2) Variable effective rate at December 31, 1998, of 5.85%.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

11.  DEBT
     At December 31, 1998 and 1997, Huntington's debt consisted of the following:

------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                                              1998         1997
------------------------------------------------------------------------------------------------------------
MEDIUM-TERM
  Parent company (maturing through 1999)                                            $   60,000    $  220,000
  Subsidiary bank (maturing through 2007)                                            2,479,900     2,112,150
                                                                                    ----------    ----------
    TOTAL MEDIUM-TERM DEBT                                                           2,539,900     2,332,150
                                                                                    ----------    ----------
LONG-TERM
  Subordinated notes, 7 5/8%, maturing in 2003, face value $150,000 at December 31,
    1998 and 1997, net of discount                                                     149,724       149,657
  Subordinated notes, 7 7/8%, maturing in 2002, face value $150,000 at December 31,
    1998 and 1997, net of discount                                                     149,505       149,376
  Subordinated notes, 6 3/4%, maturing in 2003, face value $100,000 at December 31,
    1998 and 1997, net of discount                                                      99,852        99,819
  Subordinated notes, 6 3/5%, maturing in 2018, face value $200,000 at December 31,
    1998, net of discount                                                              198,278           ---
  Subordinated notes, Floating Rate, maturing in 2008, face value $100,000 at
    December 31, 1998, net of discount                                                 100,000           ---
  Federal Home Loan Bank notes maturing through 1999                                    10,000        95,500
  Other                                                                                    ---         4,537
                                                                                    ----------    ----------
    TOTAL SUBORDINATED NOTES AND OTHER LONG-TERM DEBT                                  707,359       498,889
                                                                                    ----------    ----------
TOTAL DEBT                                                                          $3,247,259    $2,831,039
                                                                                    ----------    ----------
                                                                                    ----------    ----------

PARENT COMPANY OBLIGATIONS:

     The 7 7/8% Notes are not redeemable prior to maturity in 2002, and do not provide for any sinking fund. Interest rate swaps were used by Huntington to convert the Notes to a variable interest rate. At December 31, 1998, the effective interest rate on the swap-adjusted Notes was 5.96%.

     The Medium-term notes had weighted average interest rates of 6.12% and 5.99% at December 31, 1998 and 1997, respectively.

SUBSIDIARY OBLIGATIONS:

The 7 5/8% Notes and the 6 3/4% Notes were both issued by The Huntington National Bank in 1993. Adjusted for the effects of interest rate swaps, the effective rates were 5.82% and 5.26%, respectively, at December 31, 1998. These Notes are not redeemable prior to maturity in 2003, and do not provide for any sinking fund. The 6 3/5% Notes and the Floating Rate Notes were issued by The Huntington National Bank in 1998. Adjusted for the effects of interest rate swaps, the interest rates were 5.68% and 5.73% at December 31, 1998. The Floating Rate Notes are based on the three-month London Interbank Offered Rate (LIBOR).

     The Medium-term bank notes had weighted average interest rates of 5.57% and 5.98% at December 31, 1998 and 1997, respectively. The stated interest rates on certain of these notes have also been modified by interest rate swaps. At December 31, 1998, the weighted average effective interest rate on the swap-adjusted Medium-term bank notes was 5.16%.

     The Federal Home Loan Bank notes mature serially from February 1999 through December 1999, and had a weighted average interest rate of 6.15% and 5.84% at December 31, 1998 and 1997, respectively. These advances cannot be prepaid without penalty.

     The terms of Huntington's medium and long-term debt obligations contain various restrictive covenants including limitations on the acquisition of additional debt in excess of specified levels, dividend payments, and the disposition of subsidiaries. As of December 31, 1998, Huntington was in compliance with all such covenants.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

11.  DEBT (CONTINUED)
     The following table summarizes the maturities of Huntington's medium and long-term debt:


YEAR                 (in thousands of dollars)
----------------------------------------------
1999                           $1,537,750
2000                              340,000
2001                              475,000
2002                              242,150
2003                              305,000
2004 and thereafter               350,000
                               ----------
                                3,249,900
Discount                           (2,641)
                               ----------
Total                          $3,247,259
                               ----------
                               ----------

----------------------------------------------

12.  OPERATING LEASES
     At December 31, 1998, Huntington and its subsidiaries were obligated under noncancelable operating leases for land, buildings, and equipment. Many of these leases contain renewal options, and certain leases provide options to purchase the leased property during or at the expiration of the lease period at specified prices. Some leases contain escalation clauses calling for rentals to be adjusted for increased real estate taxes and other operating expenses, or proportionately adjusted for increases in the consumer or other price indices. The following summary reflects the future minimum rental payments, by year, required under operating leases that, as of December 31, 1998, have initial or remaining noncancelable lease terms in excess of one year.

     Excluded from the following amounts are minimum sublease rentals of $50.3 million due in the future under noncancelable subleases. The rental expense for all operating leases was $23.3 million for 1998, compared with $25.2 million in 1997 and $23.0 million in 1996.


YEAR                 (in thousands of dollars)
----------------------------------------------
1999                           $ 41,206
2000                             38,458
2001                             36,515
2002                             34,406
2003                             32,164
2004 and thereafter             429,918
                               --------
Total Minimum Payments         $612,667
                               --------
                               --------

13.  OFF-BALANCE SHEET TRANSACTIONS
     In the normal course of business, Huntington is party to financial instruments with varying degrees of credit and market risk in excess of the amounts reflected as assets and liabilities in the consolidated balance sheet. Loan commitments and letters of credit are commonly used to meet the financing needs of customers, while interest rate swaps, purchased options, futures, and forwards are an integral part of Huntington's asset/liability management activities. To a much lesser extent, various financial instrument agreements are entered into to assist customers in managing their exposure to interest rate fluctuations. These customer agreements, for which Huntington counters interest rate risk through offsetting third party contracts, are considered trading activities.

     The credit risk arising from loan commitments and letters of credit, represented by their contract amounts, is essentially the same as that involved in extending loans to customers, and both arrangements are subject to Huntington's standard credit policies and procedures. Collateral is obtained based on management's credit assessment of the customer and, for commercial transactions, may consist of accounts receivable, inventory, income-producing properties, and other assets. Residential properties are the principal form of collateral for consumer commitments.

     Notional values of interest rate swaps and other off-balance sheet financial instruments significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to Huntington, including any accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements, and other contract provisions. At December 31, 1998, Huntington's credit risk from these off-balance sheet arrangements, including trading activities, was approximately $131.3 million.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

13.  OFF-BALANCE SHEET TRANSACTIONS  (CONTINUED)
     The contract or notional amount of financial instruments with off-balance sheet risk at December 31, 1998 and 1997, is presented in the following table:

--------------------------------------------------------------------------
(in millions of dollars)                         1998             1997
--------------------------------------------------------------------------
CONTRACT AMOUNT REPRESENTS CREDIT RISK
     Commitments to extend credit
     Commercial                                  $3,833         $  4,058
     Consumer                                     3,820            2,992
     Other                                          227              314
     Standby letters of credit                      758              677
     Commercial letters of credit                   138              132

NOTIONAL AMOUNT EXCEEDS CREDIT RISK
     Asset/liability management activities
     Interest rate swaps                          4,673            3,194
     Purchased interest rate options                965              679
     Interest rate forwards and futures             620              267

     Trading activities
     Interest rate swaps                            496              126
     Interest rate options                           68               53


     Commitments to extend credit generally have short-term, fixed expiration dates, are variable rate, and contain clauses that permit Huntington to terminate or otherwise renegotiate the contracts in the event of a significant deterioration in the customer's credit quality. These arrangements normally require the payment of a fee by the customer, the pricing of which is based on prevailing market conditions, credit quality, probability of funding, and other relevant factors. Since many of these commitments are expected to expire without being drawn upon, the contract amounts are not necessarily indicative of future cash requirements. The interest rate risk arising from these financial instruments is insignificant as a result of their predominantly short-term, variable rate nature.

     Standby letters of credit are conditional commitments issued by Huntington to guarantee the performance of a customer to a third party. These guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. Most of these arrangements mature within two years.
Approximately 38% of standby letters of credit are collateralized, and nearly 90% are expected to expire without being drawn upon.

     Commercial letters of credit represent short-term, self-liquidating instruments that facilitate customer trade transactions and have maturities of no longer than ninety days. These instruments are normally secured by the merchandise or cargo being traded.

     Interest rate swaps are agreements between two parties to exchange periodic interest payments that are calculated on a notional principal amount. Huntington enters into swaps to synthetically alter the repricing characteristics of designated earning assets and interest bearing liabilities and, on a much more limited basis, as an intermediary for customers. Because only interest payments are exchanged, cash requirements of swaps are significantly less than the notional amounts.

     Interest rate futures are commitments to either purchase or sell a financial instrument at a future date for a specified price or yield and may be settled in cash or through delivery of the underlying financial instrument. Forward contracts, used primarily by Huntington in connection with its mortgage banking activities, settle in cash at a specified future date based on the differential between agreed interest rates applied to a notional amount. Huntington also purchases interest rate options (e.g. caps and floors) to manage fluctuating interest rates. Premiums paid for interest rate options grant Huntington the right to receive at specified future dates the amount, if any, by which a specified market interest rate exceeds the fixed cap rate or falls below the fixed floor rate, applied to a notional amount. Exposure to loss from interest rate contracts changes as interest rates fluctuate.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

14.  REGULATORY MATTERS

     The bank subsidiary of Huntington is required to maintain reserve balances with the Federal Reserve Bank. During 1998, the average balance of these deposits was $192.5 million.

     Payment of dividends to Huntington by its subsidiary bank is subject to various regulatory restrictions. Regulatory approval is required prior to the declaration of any dividends in excess of available retained earnings. The amount of dividends that may be declared without regulatory approval is further limited to the sum of net income for that year and retained net income for the preceding two years, less any required transfers to surplus. Huntington's subsidiary bank could, without regulatory approval, declare dividends in 1999 of approximately $153.0 million plus an additional amount equal to its net income through the date of declaration.

     The subsidiary bank is also restricted as to the amount and type of loans it may make to Huntington. At December 31, 1998, the subsidiary bank could lend to Huntington $222.7 million, subject to the qualifying collateral requirements defined in the regulations.

     Huntington and its bank subsidiary are subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain actions by regulators that, if undertaken, could have a material effect on Huntington's and its bank subsidiary's financial statements. Capital adequacy guidelines require minimum ratios of 4.00% for Tier I risk-based capital, 8.00% for total risk-based capital, and 3.00% for Tier I leverage. To be considered well capitalized under the regulatory framework for prompt corrective action, the ratios must be at least 6.00%, 10.00%, and 5.00%, respectively.

     Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk-weightings of assets and certain off-balance sheet items, and other factors. As of December 31, 1998 and 1997, Huntington has met all capital adequacy requirements. In addition, its bank subsidiary had regulatory capital ratios in excess of the levels established for well capitalized institutions.

     Presented in the table below are the capital ratios of Huntington and its bank subsidiary, The Huntington National Bank, as well as a comparison of the period-end capital balances with the related amounts established by the regulatory agencies.

--------------------------------------------------------------------------------------------------------------
                                                                                Capital Amounts
                                                                 ---------------------------------------------
(in millions of dollars)                        Ratios           Actual         Minimum       Well Capitalized
--------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 1998:
Tier I Risk-Based Capital
     Huntington Bancshares Incorporated          7.10%           $1,720          $  970            $1,454
     The Huntington National Bank                6.28             1,507             960             1,440
Total Risk-Based Capital
     Huntington Bancshares Incorporated         10.73             2,601           1,939             2,424
     The Huntington National Bank               10.48             2,515           1,920             2,400
Tier I Leverage
     Huntington Bancshares Incorporated          6.37             1,720             810             1,350
     The Huntington National Bank                5.61             1,507             806             1,343

AS OF DECEMBER 31, 1997:
Tier I Risk-Based Capital
     Huntington Bancshares Incorporated          8.83%           $1,954          $  885            $1,328
     The Huntington National Bank                6.62             1,456             880             1,321
Total Risk-Based Capital
     Huntington Bancshares Incorporated         11.68             2,584           1,770             2,213
     The Huntington National Bank               11.10             2,443           1,761             2,201
Tier I Leverage
     Huntington Bancshares Incorporated          7.77             1,954             755             1,258
     The Huntington National Bank                5.70             1,456             766             1,276

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

15.  LINES OF BUSINESS

     Huntington segments its operations into five distinct lines of business:
Retail Banking; Corporate Banking; Dealer Sales; Private Financial Group; and Treasury/Other. Line of business results are determined based upon Huntington's business profitability reporting system, which assigns balance sheet and income statement items to each of the business segments. The process is designed around Huntington's organizational and management structure and accordingly, the results are not necessarily comparable with similar information published by other financial institutions. Listed below is certain financial information regarding Huntington's 1998 results by line of business. For a detailed description of the individual segments, refer to page F-4 of Huntington's Management's Discussion and Analysis.


------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Private
INCOME STATEMENT                    Retail         Corporate           Dealer        Financial        Treasury/    Huntington
(IN THOUSANDS OF DOLLARS)           Banking         Banking            Sales          Group             Other     Consolidated
------------------------------------------------------------------------------------------------------------------------------
Net interest income (FTE)          $576,211        $235,041         $164,774        $31,585          $ 23,789       $1,031,400
Provision for Loan Losses            39,934          14,631           49,655          1,022               ---          105,242
Non-Interest Income                 242,152          70,381            7,992         43,978            73,697          438,200
Non-Interest Expense                543,969         134,697           49,074         39,989           146,200          913,929
Income Taxes/FTE Adjustment          79,704          52,982           25,119         11,727           (20,871)         148,661
                                   --------        --------         --------        -------          --------       ----------
Net Income                         $154,756        $103,112         $ 48,918        $22,825          $(27,843)      $  301,768
                                   --------        --------         --------        -------          --------       ----------
                                   --------        --------         --------        -------          --------       ----------

Depreciation and Amortization      $ 43,438        $  7,408         $  1,412        $ 1,370          $ 27,328       $   80,956
                                   --------        --------         --------        -------          --------       ----------
                                   --------        --------         --------        -------          --------       ----------


BALANCE SHEET
(IN MILLIONS OF DOLLARS)
------------------------------
Identifiable Assets (avg)          $  7,652        $  6,003         $  5,268        $   597          $  7,372        $  26,892

Total Deposits (avg)               $ 16,392        $    997         $     62        $   475          $    487        $  18,413

Capital Expenditures               $     37        $      6         $    ---        $   ---          $    104        $     147


------------------------------------------------------------------------------

16.  LEGAL CONTINGENCIES

     In the ordinary course of business, there are various legal proceedings pending against Huntington and its subsidiaries. In the opinion of management, the aggregate liabilities, if any, arising from such proceedings are not expected to have a material adverse effect on Huntington's consolidated financial position.

------------------------------------------------------------------------------

17.  EMPLOYEE BENEFIT PLANS

     Huntington sponsors a non-contributory defined benefit pension plan covering substantially all employees. The plan provides benefits based upon length of service and compensation levels. The funding policy of Huntington is to contribute an annual amount which is at least equal to the minimum funding requirements but not more than that deductible under the Internal Revenue Code. Plan assets, held in trust, primarily consist of mutual funds.

     Huntington's unfunded defined benefit post-retirement plan provides certain health care and life insurance benefits to retired employees who have attained the age of 55 and have at least 10 years of service. For any employee retiring on or after January 1, 1993, post-retirement healthcare and life insurance benefits are based upon the employee's number of months of service and are limited to the actual cost of coverage.

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

17.  EMPLOYEE BENEFIT PLANS (CONTINUED)

     The following table reconciles the funded status of the pension plan and the post-retirement benefit plan at the applicable September 30 measurement dates with the amounts recognized in the consolidated balance sheet at December 31:


-----------------------------------------------------------------------------------------------------------------------
                                                              Pension                             Post-Retirement
                                                              Benefits                               Benefits
-----------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                            1998                 1997               1998                1997
-----------------------------------------------------------------------------------------------------------------------
Projected benefit obligation at
     beginning of year                             $178,325             $163,113           $ 40,477            $ 32,203
Changes due to:
     Service cost                                    11,979               10,698              1,410                 959
     Interest cost                                   12,897               12,502              3,080               2,386
     Benefits paid                                  (16,619)             (11,701)            (3,148)             (2,694)
     Plan amendments                                    ---                  ---                846               4,139
     Actuarial assumptions                           11,959                3,713              3,786               3,484
                                                   --------             --------           --------            --------
     Total changes                                   20,216               15,212              5,974               8,274
                                                   --------             --------           --------            --------
Projected benefit obligation at end of year         198,541              178,325             46,451              40,477
                                                   --------             --------           --------            --------

Fair value of plan assets at
     beginning of year                              194,336              158,903                ---                 ---
Changes due to:
     Actual return on plan assets                     4,608               47,943                ---                 ---
     Benefits paid                                  (19,217)             (12,510)               ---                 ---
                                                   --------             --------           --------            --------
     Total changes                                  (14,609)              35,433                ---                 ---
                                                   --------             --------           --------            --------
Fair value of plan assets at end of year            179,727              194,336                ---                 ---
                                                   --------             --------           --------            --------
Projected benefit obligation less
      (greater) than plan assets                    (18,814)              16,011            (46,451)            (40,477)
Unrecognized net actuarial loss (gain)                2,145              (26,920)            (1,119)             (4,653)
Unrecognized prior service cost                     (13,578)             (14,905)             9,078               6,474
Unrecognized transition (asset)/
     liability, net of amortization                  (1,545)              (1,986)            17,649              19,679
                                                   --------             --------           --------            --------
Accrued liability                                  $(31,792)            $(27,800)          $(20,843)           $(18,977)
                                                   --------             --------           --------            --------
                                                   --------             --------           --------            --------

Weighted-average assumptions at September 30:
   Discount rate                                       7.00%                7.50%              7.00%               7.50%
   Expected return on plan assets                      9.25%                8.75%               N/A                 N/A
   Rate of compensation increase                       5.00%                5.00%               N/A                 N/A


      The following table shows the components of pension cost recognized in 1998, 1997, and 1996:.


----------------------------------------------------------------------------------------------------------------------
                                                    Pension Benefits                      Post-Retirement Benefits
                                         ------------------------------------        ---------------------------------
(in thousands of dollars)                  1998           1997         1996           1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
Service cost                             $ 11,979       $ 10,698     $ 11,243        $1,410      $  959         $1,214
Interest cost                              12,897         12,502       11,731         3,080       2,386          2,832
Expected return on plan assets            (16,447)       (14,197)     (12,404)          ---         ---            ---
Amortization of transition asset             (319)          (341)        (367)        1,261       1,331          1,331
Amortization of prior service cost         (1,326)             1          140           670         259            500
Recognized net actuarial (gain) loss         (620)          (755)          24           (52)       (323)             6
                                         --------       --------     --------        -------     ------         ------
Benefit cost                             $  6,164       $  7,908     $ 10,367        $6,369      $4,612         $5,883
                                         --------       --------     --------        -------     ------         ------
                                         --------       --------     --------        -------     ------         ------


     The 1999 health care cost trend rate was projected to be 8.50% for pre-65 participants and 7.50% for post-65 participants compared with estimates of 9.25% and 8.00% in 1998. These rates are assumed to decrease gradually until they reach 4.75% in the year 2005 and remain at that level thereafter.

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

17.  EMPLOYEE BENEFIT PLANS (CONTINUED)

     The assumed health care cost trend rate has a significant effect on the amounts reported. A one-percentage point increase would increase service and interest costs and post-retirement benefit obligation by $103 thousand and $1.1 million, respectively. A one-percentage point decrease would reduce service and interest costs by $124 thousand and post-retirement benefit obligation by $1.3 million.

     Huntington also sponsors an unfunded Supplemental Executive Retirement Plan, a nonqualified plan that provides certain key officers of Huntington and its subsidiaries with defined pension benefits in excess of limits imposed by federal tax law. At December 31, 1998 and 1997, the accrued pension cost for this plan totaled $9.8 million and $10.5 million, respectively. Pension expense for the plan was $1.2 million in 1998, and $1.3 million in both 1997, and 1996.

     Huntington has a contributory employee investment and tax savings plan available to eligible employees. The plan was restated from an employee stock purchase plan effective April 1, 1998, and renamed the Huntington Investment and Tax Savings Plan. Matching contributions by Huntington equal 100% on the first 3% and 50% on the next 2% of participant elective deferrals. The cost of providing this plan was $8.3 million in 1998, $9.7 million in 1997 and $9.0 million in 1996.

------------------------------------------------------------------------------

18.  STOCK OPTIONS

     Huntington sponsors non-qualified and incentive stock option plans covering key employees. Approximately 19.8 million shares have been authorized under the plans, 6.6 million of which were available at December 31, 1998 for future grants. All options granted have a maximum term of ten years. Options granted on or after May 18, 1994, vest ratably over prescribed periods; all grants preceding this date became fully exercisable after one year.

     Huntington has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of Huntington's employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

     Huntington's stock option activity and related information for the three years ended December 31 is summarized below. All such data has been restated, as applicable, for subsequent stock splits and stock dividends.


                                                  1998                       1997                       1996
                                        ------------------------   ------------------------     -----------------------
                                                        WEIGHTED                   Weighted                   Weighted
                                                        AVERAGE                    Average                    Average
                                         OPTIONS        EXERCISE    Options        Exercise      Options      Exercise
(in thousands, except per share)        (IN 000'S)       PRICE     (in 000's)       Price       (in 000's)     Price
----------------------------------      ---------      ---------   ---------       --------     ---------     --------
Outstanding at beginning of period          5,417        $15.28       5,157         $12.45         5,087        $10.86
Granted                                     1,244         30.91       1,323          25.14         1,140         17.62
Exercised                                  (1,278)        10.92        (891)         13.45        (1,009)        10.14
Forfeited/Expired                            (222)        22.82        (172)         15.69           (61)        14.75
                                           ------                     -----                       ------
Outstanding at end of period                5,161        $19.80       5,417         $15.28         5,157        $12.45
                                           ------                     -----                       ------
                                           ------                     -----                       ------
Exercisable at end of period                2,906        $14.52       3,242         $11.61         3,117        $ 9.96
                                           ------                     -----                       ------
                                           ------                     -----                       ------
Weighted-average fair value of
   options granted during the year                       $ 8.59                     $ 6.94                      $ 5.02


     Exercise prices for options outstanding as of December 31, 1998, ranged from $5.30 to $32.27. The weighted-average remaining contractual life of these options is 6.9 years.

     The fair value of the options presented above was estimated at the date of grant using a Black-Scholes option pricing model. The following weighted-average assumptions were used for 1998, 1997, and 1996, respectively: risk-free interest rates of 5.28%, 6.44%, and 6.78%; dividend yields of 2.59%, 2.86%, and 3.41%; volatility factors of the expected market price of Huntington's common stock of .262, .262, and .280; and a weighted average expected option life of 6 years.

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Statements
------------------------------------------------------------------------------

18.  STOCK OPTIONS (CONTINUED)

     The following pro forma disclosures present Huntington's net income and earnings per common share under the fair value method of accounting for stock options:


-----------------------------------------------------------------------
                                      Year Ended December 31,
-----------------------------------------------------------------------
(in millions, except per
   share amounts)                  1998           1997            1996
-----------------------------------------------------------------------
PRO FORMA
Net income                        $297.8         $290.6          $303.2
Earnings per common
   share--diluted                 $ 1.40         $ 1.37          $ 1.42


------------------------------------------------------------------------------

19.  EARNINGS PER SHARE AND COMMON STOCK
     REPURCHASE PROGRAM

     Basic earnings per share is the amount of earnings for the period available to each share of common stock outstanding during the reporting period. Diluted earnings per share is the amount of earnings available to each share of common stock outstanding during the reporting period adjusted for the potential issuance of common shares for stock options and the conversion impact of convertible equity instruments. The calculation of basic and diluted earnings per share follows for each of the three years ended December 31:


-------------------------------------------------------------------------
(in thousands, except per
 share amounts)                     1998           1997            1996
-------------------------------------------------------------------------
Net income                        $301,768       $292,663        $304,269
Impact of convertible
   debt                                ---            ---              13
                                  --------       ---------       --------
   Diluted net income             $301,768       $292,663        $304,282
                                  --------       ---------       --------
                                  --------       ---------       --------
Average common
   shares outstanding              211,426        209,884         211,741
Dilutive effect of:
   Stock options                     2,028          2,564           1,991
   Convertible debt                    ---            ---              33
                                  --------       ---------       --------
   Diluted common
       shares outstanding          213,454        212,448         213,765
                                  --------       ---------       --------
                                  --------       ---------       --------
Earnings per share
   Basic                          $   1.43       $   1.39        $   1.44
   Diluted                        $   1.41       $   1.38        $   1.42


     Average common shares outstanding and the dilutive effect of stock options and convertible debt have been adjusted for subsequent stock dividends and stock splits, as applicable.

     In September 1998, the Board of Directors authorized the reactivation of Huntington's common stock repurchase program, which was previously suspended in May 1997 due to the First Michigan pooling-of-interests merger transaction. In connection with the reinstatement of the program, the Board of Directors also increased the number of shares authorized for repurchase to 15 million, up from approximately 3 million shares remaining when the plan was suspended. The shares will be purchased through open market purchases and privately negotiated transactions.

     Repurchased shares will be reserved for reissue in connection with Huntington's dividend reinvestment, stock option, and other benefit plans as well as for stock dividends and other corporate purposes. In 1998, Huntington repurchased approximately 1.1 million shares.

------------------------------------------------------------------------------

20.  INCOME TAXES

     The following is a summary of the provision for income taxes:


-------------------------------------------------------------------------
(in thousands of dollars)           1998           1997            1996
-------------------------------------------------------------------------
Currently payable
     Federal                      $133,012       $115,197        $114,183
     State                           2,573          3,617           3,076
                                  --------       --------        --------
        Total current              135,585        118,814         117,259
                                  --------       --------        --------
Deferred tax expense
     Federal                         1,972         46,088          34,378
     State                             797          1,599           1,362
                                  --------       --------        --------
        Total deferred               2,769         47,687          35,740
                                  --------       --------        --------
Total provision for
   income taxes                   $138,354       $166,501        $152,999
                                  --------       --------        --------
                                  --------       --------        --------


     Tax expense associated with securities transactions included in the above amounts were $10.8 million in 1998, $2.9 million in 1997, and $6.2 million in 1996.

     The following is a reconcilement of income tax expense to the amount computed at the statutory rate of 35%:


-------------------------------------------------------------------------
(in thousands of dollars)            1998          1997            1996
-------------------------------------------------------------------------
Pre-tax income
   computed at the
   statutory rate                 $154,043       $160,708        $160,043
Increases (decreases):
    Tax-exempt income              (16,107)        (7,101)         (7,623)
    State income taxes               2,191          3,391           2,885
    Other-net                       (1,773)         9,503          (2,306)
                                  --------       --------        --------
Provision for income
    Taxes                         $138,354       $166,501        $152,999
                                  --------       --------        --------
                                  --------       --------        --------

     The significant components of deferred tax assets and liabilities at December 31, 1998 and 1997, are as follows:


--------------------------------------------------------
(in thousands of dollars)           1998          1997
--------------------------------------------------------
Deferred tax assets:
    Allowance for loan losses    $ 87,642       $ 85,873
    Pension and other
       employee benefits           29,214         28,131
    Premises and equipment          7,641            ---
    Revalued liabilities - net      6,991            ---
    Other                          36,322         12,535
                                 --------       --------
Total deferred tax assets         167,810        126,539
                                 --------       --------
Deferred tax liabilities:
    Lease financing               225,883        181,987
    Mortgage servicing rights      18,964         14,094
    Premises and equipment            ---         12,201
    Securities                     13,369          8,192
    Other                          27,637         23,057
                                 --------       --------
Total deferred tax liabilities    285,853        239,531
                                 --------       --------
Net deferred tax liability       $118,043       $112,992
                                 --------       --------
                                 --------       --------


                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Statements
------------------------------------------------------------------------------

21.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The following is a summary of the unaudited quarterly results of operations for the years ended December 31, 1998 and 1997:


-------------------------------------------------------------------------------------------------
(in thousands of dollars,
  except per share data)               I Q              II Q              III Q            IV Q
-------------------------------------------------------------------------------------------------
1998
Interest income                      $502,480         $491,268          $505,221         $500,395
Interest expense                      247,632          243,839           253,706          233,094
                                     --------         --------          --------         --------
Net interest income                   254,848          247,429           251,515          267,301
                                     --------         --------          --------         --------
Provision for loan losses              22,181           24,595            24,160           34,306
Securities gains                        3,089           14,316            10,615            1,773
Non-interest income                    92,330          105,340           104,026          106,711
Non-interest expense                  196,442          206,678           211,877          208,932
Special charges                           ---              ---               ---           90,000
                                     --------         --------          --------         --------
Income before income taxes            131,644          135,812           130,119           42,547
Provision for income taxes             42,158           43,503            41,364           11,329
                                     --------         --------          --------         --------
Net income                           $ 89,486         $ 92,309          $ 88,755         $ 31,218
                                     --------         --------          --------         --------
                                     --------         --------          --------         --------

Net income per common share (1)
   Basic                             $   0.42         $   0.44          $   0.42            $0.15
   Diluted                           $   0.42         $   0.43          $   0.42            $0.15


-------------------------------------------------------------------------------------------------
(in thousands of dollars,
  except per share data)               I Q              II Q              III Q            IV Q
-------------------------------------------------------------------------------------------------
1997
Interest income                      $475,874         $503,018          $502,821         $499,760
Interest expense                      228,323          240,060           245,663          240,197
                                     --------         --------          --------         --------
Net interest income                   247,551          262,958           257,158          259,563
                                     --------         --------          --------         --------
Provision for loan losses              22,380           30,831            28,351           26,235
Securities gains                        2,098            3,604             1,242            1,034
Non-interest income                    74,633           77,897            94,855           87,476
Non-interest expense                  183,861          185,805           193,747          188,532
Special charges                           ---              ---            51,163              ---
                                     --------         --------          --------         --------
Income before income taxes            118,041          127,823            79,994          133,306
Provision for income taxes             40,862           44,220            38,762           42,657
                                     --------         --------          --------         --------
Net income                           $ 77,179         $ 83,603          $ 41,232         $ 90,649
                                     --------         --------          --------         --------
                                     --------         --------          --------         --------

Net income per common share (1)
   Basic                             $   0.37         $   0.40          $   0.20         $   0.43
   Diluted                           $   0.37         $   0.39          $   0.20         $   0.42


(1) Adjusted for stock dividends and stock splits, as applicable.

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

22.  NON-INTEREST INCOME
     A summary of the components in non-interest income follows for the three years ended December 31:

----------------------------------------------------------------------------------------
(in thousands of dollars)                               1998         1997         1996
----------------------------------------------------------------------------------------
Service charges on deposit accounts                   $126,403     $117,852     $107,669
Mortgage banking                                        60,006       55,715       43,942
Trust services                                          50,754       48,102       42,237
Brokerage and insurance income                          36,710       27,084       20,856
Electronic banking fees                                 29,202       22,705       12,013
Bank Owned Life Insurance income                        28,712          ---          ---
Credit card fees                                        21,909       20,467       23,086
Other                                                   54,711       42,936       46,640
                                                      --------     --------     --------
  TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS    408,407      334,861      296,443
                                                      --------     --------     --------
Securities gains                                        29,793        7,978       17,620
                                                      --------     --------     --------
  TOTAL NON-INTEREST INCOME                           $438,200     $342,839     $314,063
                                                      --------     --------     --------
                                                      --------     --------     --------

----------------------------------------------------------------------------------------

23.  NON-INTEREST EXPENSE
     A summary of the components in non-interest expense follows for the three years ended December 31:

----------------------------------------------------------------------------------------
(in thousands of dollars)                               1998         1997         1996
----------------------------------------------------------------------------------------
Personnel and related costs                           $428,539     $392,793     $360,865
Outside data processing and other services              74,795       66,683       58,367
Equipment                                               62,040       57,867       50,887
Net occupancy                                           54,123       49,509       49,676
Marketing                                               32,260       32,782       20,331
Telecommunications                                      29,429       21,527       16,567
Amortization of intangible assets                       25,689       13,019       10,220
Legal and other professional services                   25,160       24,931       20,313
Printing and supplies                                   23,673       21,584       19,602
Franchise and other taxes                               22,103       19,836       20,359
Other                                                   46,118       51,414       48,323
                                                      --------     --------     --------
  TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL CHARGES    823,929      751,945      675,510
                                                      --------     --------     --------
Special charges, including merger costs                 90,000       51,163          ---
                                                      --------     --------     --------
  TOTAL NON-INTEREST EXPENSE                          $913,929     $803,108     $675,510
                                                      --------     --------     --------
                                                      --------     --------     --------

----------------------------------------------------------------------------------------

24.  COMPREHENSIVE INCOME
     The components of Other Comprehensive Income were as follows in each of the three years ended December 31:

----------------------------------------------------------------------------------------
(in thousands of dollars)                               1998         1997         1996
----------------------------------------------------------------------------------------
Unrealized holding gains (losses) arising during the
period:
     Unrealized net gains (losses)                    $ 45,095     $ 52,806     $(70,164)
     Related tax (expense) benefit                     (15,837)     (18,889)      24,896
                                                      --------     --------     --------
     Net                                                29,258       33,917      (45,268)
                                                      --------     --------     --------
Less: Reclassification adjustment for net gains
realized during the period:
     Realized net gains                                 29,793        7,978       17,620
     Related tax expense                               (10,428)      (2,792)      (6,167)
                                                      --------     --------     --------
     Net                                                19,365        5,186       11,453
                                                      --------     --------     --------
Total Other Comprehensive Income                      $  9,893     $ 28,731     $(56,721)
                                                      --------     --------     --------
                                                      --------     --------     --------

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

25.  FAIR VALUE OF FINANCIAL INSTRUMENTS
     The carrying amounts and estimated fair values of Huntington's financial instruments are presented in the table on the next page. Certain assets, the most significant being Bank Owned Life Insurance and premises and equipment, do not meet the definition of a financial instrument and are excluded from this disclosure. Similarly, mortgage servicing rights and deposit base and other customer relationship intangibles are not considered financial instruments and are not discussed below. Accordingly, this fair value information is not intended to, and does not, represent Huntington's underlying value. Many of the assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management. These estimations necessarily involve the use of judgment about a wide variety of factors, including but not limited to, relevancy of market prices of comparable instruments, expected future cash flows, and appropriate discount rates.

   The terms and short-term nature of certain assets and liabilities result in their carrying value approximating fair value. These include cash and due from banks, interest bearing deposits in banks, trading account securities, federal funds sold and securities purchased under resale agreements, customers' acceptance liabilities, short-term borrowings, and bank acceptances outstanding. Loan commitments and letters of credit generally have short-term, variable rate features and contain clauses that limit Huntington's exposure to changes in customer credit quality. Accordingly, their carrying values, which are immaterial at the respective balance sheet dates, are reasonable estimates of fair value.

   The following methods and assumptions were used by Huntington to estimate the fair value of the remaining classes of financial instruments:

   Mortgages held for sale are valued at the lower of aggregate cost or market value primarily as determined using outstanding commitments from investors.

   Fair values of securities available for sale and investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments. The carrying amount and fair value of securities exclude the fair value of asset/liability management interest rate contracts designated as hedges of securities available for sale.

   For variable rate loans that reprice frequently, fair values are based on carrying amounts, as adjusted for estimated credit losses. The fair values for other loans are estimated using discounted cash flow analyses and employ interest rates currently being offered for loans with similar terms. The rates take into account the position of the yield curve, as well as an adjustment for prepayment risk, operating costs, and profit. This value is also reduced by an estimate of probable losses in the loan portfolio. Although not considered financial instruments, lease financing receivables have been included in the loan totals at their carrying amounts.

   The fair values of demand deposits, savings accounts, and money market deposits are, by definition, equal to the amount payable on demand. The fair values of fixed rate time deposits are estimated by discounting cash flows using interest rates currently being offered on certificates with similar maturities.

   The fair values of Huntington's fixed rate long-term debt, as well as medium-term notes and Capital Securities, are based upon quoted market prices or, in the absence of quoted market prices, discounted cash flows using rates for similar debt with the same maturities. The carrying amount of variable rate obligations approximates fair value.

   The fair values of interest rate swap agreements and other off-balance sheet interest rate contracts are based upon quoted market prices or prices of similar instruments, when available, or calculated with pricing models using current rate assumptions.

                                            HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
------------------------------------------------------------------------------

25.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------
                                                         AT DECEMBER 31, 1998                AT DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                       CARRYING           FAIR             CARRYING           FAIR
(in thousands of dollars)                               AMOUNT            VALUE             AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS:
     Cash and short-term assets                     $  1,454,142       $  1,454,142     $  1,691,187       $  1,691,187
     Trading account securities                            3,839              3,839            7,082              7,082
     Mortgages held for sale                             466,664            466,664          192,948            192,948
     Securities                                        4,806,349          4,806,459        5,742,824          5,743,197
     Loans                                            19,163,603         19,338,129       17,480,077         17,777,451
     Customers' acceptance liability                      22,591             22,591           27,818             27,818
     Interest rate contracts:
          Asset/liability management                      19,610             67,507           17,557             42,547
          Customer accommodation                           9,638              9,638            2,606              2,606
FINANCIAL LIABILITIES:
     Deposits                                        (19,722,772)       (19,788,328)     (17,983,718)       (18,012,315)
     Short-term borrowings                            (2,216,644)        (2,216,644)      (3,141,671)        (3,141,671)
     Bank acceptances outstanding                        (22,591)           (22,591)         (27,818)           (27,818)
     Medium-term notes                                (2,539,900)        (2,560,426)      (2,332,150)        (2,341,040)
     Subordinated notes and other long-term debt        (707,359)          (733,083)        (498,889)          (517,791)
     Capital Securities                                 (300,000)          (299,609)        (200,000)          (192,726)
     Interest rate contracts:
          Asset/liability management                         ---            (11,126)             ---             (2,554)
          Customer accommodation                          (7,388)            (7,388)          (1,859)            (1,859)

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

26.  HUNTINGTON BANCSHARES INCORPORATED (PARENT COMPANY ONLY)
     FINANCIAL INFORMATION
-------------------------------------------------------------------------------
BALANCE SHEETS                                             DECEMBER 31,
-------------------------------------------------------------------------------
(in thousands of dollars)                               1998         1997
-------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                           $   179,981   $   285,926
Securities available for sale                            22,659         7,635
Due from subsidiaries
  Bank subsidiary                                       220,842       600,578
  Non-bank subsidiaries                                  18,859        10,297
Investment in subsidiaries on the equity method
  Bank subsidiary                                     2,235,414     1,721,789
  Non-bank subsidiaries                                  24,110        29,411
Excess of cost of investment in subsidiaries
  over net assets acquired                               11,586        12,155
Other assets                                             86,227        89,321
                                                    -----------   -----------
      TOTAL ASSETS                                  $ 2,799,678   $ 2,757,112
                                                    -----------   -----------
                                                    -----------   -----------
LIABILITIES
Short-term borrowings                               $    30,644   $    40,525
Medium-term notes                                        60,000       220,000
Subordinated notes
  Subsidiary trusts                                     309,279       206,187
  Unaffiliated companies                                149,505       153,913
Dividends payable                                        42,406        38,591
Accrued expenses and other liabilities                   59,049        72,505
                                                    -----------   -----------
      TOTAL LIABILITIES                                 650,883       731,721
                                                    -----------   -----------
SHAREHOLDERS' EQUITY                                  2,148,795     2,025,391
                                                    -----------   -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 2,799,678   $ 2,757,112
                                                    -----------   -----------
                                                    -----------   -----------

-------------------------------------------------------------------------------
STATEMENTS OF INCOME                           YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
(in thousands of dollars                  1998          1997         1996
-------------------------------------------------------------------------------
INCOME
  Dividends from
    Bank subsidiary                    $  186,381   $   228,892   $   348,516
    Non-bank subsidiaries                   4,000         2,961         6,385
  Interest from
    Bank subsidiary                        41,507        18,227         3,482
    Non-bank subsidiaries                     329        19,032        11,787
  Other                                     3,094         1,537           813
                                       ----------   -----------   -----------
      TOTAL INCOME                        235,311       270,649       370,983
                                       ----------   -----------   -----------
EXPENSE
  Interest on debt                         27,340        36,128        23,716
  Other                                    13,722        30,020        18,295
                                       ----------   -----------   -----------
      TOTAL EXPENSE                        41,062        66,148        42,011
                                       ----------   -----------   -----------

Income before income taxes and equity
  in undistributed net income of
  subsidiaries                            194,249       204,501       328,972
Income tax expense (benefit)                2,089        (8,630)      (13,986)
                                       ----------   -----------   -----------
Income before equity in undistributed
  net income of subsidiaries              192,160       213,131       342,958
                                       ----------   -----------   -----------
Equity in undistributed net income of
  Bank subsidiary                         106,967        80,523       (48,616)
  Non-bank subsidiaries                     2,641          (991)        9,927
                                       ----------   -----------   -----------
      NET INCOME                       $  301,768   $   292,663   $   304,269
                                       ----------   -----------   -----------
                                       ----------   -----------   -----------

                                             HUNTINGTON BANCSHARES INCORPORATED
Notes to Consolidated Financial Statements
-------------------------------------------------------------------------------

26. HUNTINGTON BANCSHARES INCORPORATED (PARENT COMPANY ONLY)
    FINANCIAL INFORMATION (CONTINUED)

--------------------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                                         YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
(in thousands of dollars)                                     1998        1997        1996
--------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Net Income                                               $ 301,768   $ 292,663   $ 304,269
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Equity in undistributed net income of subsidiaries      (109,608)    (79,532)     38,689
    Provision for amortization and depreciation                3,244       3,460       5,285
    Increase in other assets                                 (14,413)     (4,961)    (26,139)
    Decrease in other liabilities                            (15,978)    (13,942)    (18,340)
                                                           ---------   ---------   ---------
      NET CASH PROVIDED BY OPERATING ACTIVITIES              165,013     197,688     303,764
                                                           ---------   ---------   ---------

INVESTING ACTIVITIES
  (Increase) decrease in investments in subsidiaries        (386,500)    197,263      (1,433)
  Repayments from (advances to) subsidiaries                 374,140     (71,485)   (167,289)
  Other                                                          (41)    (15,000)     (4,775)
                                                           ---------   ---------   ---------
      NET CASH (USED FOR) PROVIDED BY INVESTING
       ACTIVITIES                                            (12,401)    110,778    (173,497)
                                                           ---------   ---------   ---------

FINANCING ACTIVITIES
  (Decrease) increase in short-term borrowings                (9,881)         --      15,000
  Proceeds from issuance of subordinated notes to
   subsidiary trusts                                         100,000     200,000          --
  Payment of long-term debt                                   (4,537)    (25,000)       (346)
  Proceeds from issuance of medium-term notes                     --      40,000     225,000
  Payment of medium-term notes                              (160,000)   (140,000)    (80,000)
  Dividends paid on common stock                            (157,632)   (132,760)   (125,379)
  Acquistion of treasury stock                               (31,192)    (56,175)   (258,415)
  Proceeds from issuance of treasury stock                     4,685      27,266      43,971
                                                           ---------   ---------   ---------
      NET CASH USED FOR FINANCING ACTIVITIES                (258,557)    (86,669)   (180,169)
                                                           ---------   ---------   ---------
      CHANGE IN CASH AND CASH EQUIVALENTS                   (105,945)    221,797     (49,902)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR         285,926      64,129     114,031
                                                           ---------   ---------   ---------
      CASH AND CASH EQUIVALENTS AT END OF YEAR             $ 179,981   $ 285,926   $  64,129
                                                           ---------   ---------   ---------
                                                           ---------   ---------   ---------

                                                                     Appendix I

                          HUNTINGTON BANCSHARES INCORPORATED


                        LONG-TERM INCENTIVE COMPENSATION PLAN

              As Amended and Restated, Effective for Performance Cycles
                        beginning on or after January 1, 1999
                   (including amendments adopted January 20, 1999)



                              PURPOSE; EFFECTIVE DATE

     1.1 The purpose of this Long-Term Incentive Compensation Plan (the "Plan") is to provide incentive for key employees whose sustained performance directly influences the creation of shareholder value.

     1.2 The Plan, as amended, will become effective upon approval by a majority of the votes cast by shareholders of the Corporation at the annual meeting on April 22, 1999, but will relate to Performance Cycles beginning January 1, 1999, and thereafter. No payments will be made under the Plan unless shareholder approval is obtained.


                                DEFINITION OF TERMS

     2.1 As used herein, the following words shall have the meanings stated after them, unless otherwise specifically provided:

            (a) "AWARD" shall mean any stock or cash incentive award granted to a Participant under the Plan.

            (b) "BASE SALARY" shall mean the annual cash salary payable to an Officer excluding bonuses, incentive compensation, stock options, employer contributions to pension or benefit plans, and other forms of irregular payments and deferred compensation.

            (c) "COMMITTEE" shall mean the Compensation and Stock Option Committee of the Board of Directors of the Corporation, which shall be composed of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) as hereinafter defined.

            (d) "COMMON STOCK" shall mean the shares without par value of common stock of the Corporation, whether presently or hereafter issued.

            (e)  "CORPORATION" shall mean Huntington Bancshares Incorporated.

            (f) "EXTRAORDINARY EVENTS" shall mean (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) capital gains and losses, (vi) special charges in connection with the mergers and acquisitions, and (vii) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

 .           (f)  "OFFICER" shall mean an officer of the Corporation or of a
     Subsidiary.

            (g) "PARTICIPANT" shall mean an Officer selected to participate in the Plan in accordance with section 4.1.

            (h) "PERFORMANCE CYCLE" shall mean the two, three, or four calendar year period designated by the Committee.

            (i) "QUALIFYING PERFORMANCE CRITERIA" shall mean any one or more of the following performance criteria (either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured over a period of years, on an absolute basis or relative to a pre-established target to previous years' results or to a designated comparison group, in each case as specified by the Committee):
     (a) net income, (b) earnings per share, (c) return on equity or return on average equity ("ROAE"), (d) return on assets or return on average assets,
     (e) operating expenses as a percentage of total revenues (known as the efficiency ratio). In all cases, such amounts will be on either a reported basis or adjusted to exclude the impact of intangible assets and related amortization expense (referred to as "cash basis" or "tangible" results in order to produce the highest Award) whichever will produce the higher Award.

            (j) "SECTION 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statute of similar import.

            (k) "SUBSIDIARY" shall mean a subsidiary of the Corporation of which at least 50% of the voting power is directly or indirectly owned or controlled by the Corporation.


                               ADMINISTRATION

     3.1 The Committee shall administer the Plan. The Committee is authorized to interpret and construe the Plan and to adopt such rules, regulations, and procedures for the administration of the Plan as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all decisions and determinations made by the Committee, shall be conclusive and binding on all parties including the Corporation and any person claiming an Award under the Plan.


                                 PLAN PARTICIPANTS

     4.1 Participation in the Plan shall be limited to Officers who are specified by the Committee to be key employees whose performance may, in the opinion of the Committee, significantly contribute to the long-term strategic performance and growth of the Corporation. The Committee shall select those Officers who will participate in the Plan for each Performance Cycle during the first 90 days of the Performance Cycle (or no later than such earlier or later date as may be the applicable deadline for any compensation payable to be considered performance-based pursuant to Section 162(m)) and may select Officers who are hired or promoted during a Performance Cycle to participate for the remainder of the Performance Cycle. Selection to participate in this Plan in any Performance Cycle does not require the Committee to, or imply that the Committee will, select the same person to participate in the Plan in any subsequent Performance Cycle.


                    PERFORMANCE CRITERIA AND GOALS, MAXIMUM AWARD

     5.1 During the first 90 days of each Performance Cycle (or no later than such earlier or later date as may be the applicable deadline for any compensation payable to be considered performance-based pursuant to Section 162(m)), the Committee shall establish written performance goals based on the Qualifying Performance Criteria selected by the Committee for that Performance

Cycle. The Committee may select different Qualifying Performance Criteria for different incentive groups. Awards under the Plan shall be based upon the achievement of a performance goal or goals during a Performance Cycle measured by the selected Qualifying Performance Criteria.

     5.2 Awards under the Plan shall be equal to a percentage of a Participant's Base Salary as of December 31 of the last year of a Performance Cycle determined by reference to the attainment of the Corporation's performance goals for that Performance Cycle. The Committee shall adopt a written schedule of potential Awards, expressed as a percentage of Base Salary, during the first 90 days of each Performance Cycle (or no later than such earlier or later date as may be the applicable deadline for any compensation payable to be considered performance-based pursuant to Section 162(m)). Potential Awards may vary among Participants in different incentive groups as determined by the Committee.
For an Officer who is selected to participate after the first 90 days of a Performance Cycle, the Award shall be pro-rated based upon the length of time the Officer is a Participant. No Awards shall be paid pursuant to the Plan with respect to a Performance Cycle if the Qualifying Performance Criteria for that Performance Cycle is below the minimum corporate performance goal established by the Committee. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award.

     5.3 Notwithstanding the attainment of specified performance goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be payable to any Participant based on its evaluation of Extraordinary Events and other factors. The Committee may not increase an Award payable pursuant to the provisions of the Plan. Notwithstanding any other provision of this Plan, the maximum individual Award payable under the Plan with respect to a Performance

Cycle shall be $4,000,000 (or the Corporation's Common Stock equivalent), notwithstanding that the Qualifying Performance Criteria for a Performance Cycle may exceed the maximum performance goal.


                                 PAYMENT OF AWARDS

     6.1 Awards will be made under the Plan in the form of shares of Common Stock of the Corporation; provided, however, that the maximum number of shares of Common Stock to be issued after January 1, 1999, shall not exceed 400,000 shares (which number shall be adjusted to reflect future stock splits, stock dividends, or other changes in capitalization of the Corporation); and provided further that any Participant, with the approval of the Committee, may elect to receive up to 50% of his or her Award in cash, whereupon that Participant will be entitled to receive only that number of shares of Common Stock determined as set forth in Section 9.2 or 9.3 hereof. Payment of Awards will be made as soon as practicable following the end of each Performance Cycle; provided that payments will be made only after the Committee has certified in writing, in the minutes of a Committee meeting or otherwise, that applicable performance goals and other material terms of the Plan have been satisfied.

     6.2 Except as provided in Sections 7.2 and 8.1--8.5 hereof, no Award shall be paid to an Officer who is not employed by the Corporation or a Subsidiary on the day the Award is paid.

     6.3 If at the time Participants are to receive payment of Awards, the Corporation or any Participant is prohibited from trading in Common Stock under applicable state or federal securities laws, the Committee may in its discretion withhold distribution of stock until such time as distribution is permitted; or may in its discretion authorize the entire payment to be paid in cash. If distribution of Common Stock is withheld, the Corporation shall make additional cash payments to reflect dividends paid during the period in which distribution was withheld.

     6.4 The Corporation may deduct from any payment made under this Plan all federal, state and local taxes required to be withheld with respect to such payment or may require that the Participant pay to the Corporation an amount equal to any such taxes.


                             TERMINATION OF EMPLOYMENT

     7.1 Except as provided in Section 8.1 -- 8.5 hereof, if a Participant's employment is terminated for any reason other than death, disability or retirement prior to receipt of payment of an Award with respect to a Performance Cycle, the Participant shall not receive any payment under the Plan based upon that Performance Cycle.

     7.2 In the event a Participant dies, becomes disabled, or retires before receipt of payment of an Award, as determined in the sole discretion of the Committee, the Committee may authorize payment to the Participant or the Participant's estate or beneficiary in such amount as the Committee deems appropriate.


                        CHANGE IN CONTROL OF THE CORPORATION

     8.1 In the event of a Change in Control of the Corporation, as hereinafter defined, the provisions set forth below shall apply, and in the event of any conflict between Sections 8.1 - 8.5 and any other section of the Plan, the provisions of Sections 8.1 - 8.5 shall prevail.

     8.2 Within 90 days after the Change in Control occurs, the persons who are Participants immediately prior to the Change in Control shall receive payment of Awards under the Plan in cash determined as follows:

     (a) If the Change in Control occurs before the end of the first year of a Performance Cycle, no payment shall be made with respect to that Performance Cycle.

     (b) If the Change in Control occurs during the second year of a Performance Cycle or thereafter, Participants shall receive the full amount of the Award for that Performance Cycle based upon the Qualifying Performance Criteria, as established by the Committee for that Performance Cycle, determined using all calendar years in such Performance Cycle completed prior to the year of the Change in Control. Notwithstanding the above, if the Change in Control occurs in the second year of a Performance Cycle, the determination of the Qualifying Performance Criteria used in calculating the amount the Award shall include results under the Qualifying Performance Criteria using the calendar year results for the two calendar years immediately preceding the year of the Change in Control.

     8.3 Notwithstanding Section 7.1 hereof, Participants whose employment terminates following a Change in Control, either voluntarily or involuntarily, shall receive payment of Awards in accordance with Section 8.2, unless such termination was pursuant to the commission by the Participant of a felony or an intentional act of fraud, embezzlement, or theft in connection with the Participant's duties to the Corporation.

     8.4 Notwithstanding Section 11.1 of the Plan, after a Change in Control has occurred, neither the Committee nor the Board of Directors of the Corporation shall change the performance levels for a Performance Cycle that began prior to the date the Change of Control occurred or reduce or eliminate any awards otherwise payable to an Officer under this Plan.

     8.5 For purposes of this section, a "Change in Control" of the Corporation shall be deemed to have occurred if and when, after the date hereof, any of the following have occurred:

     (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or

     (b) a majority of the Board of Directors of the Corporation at any time is comprised of other than Continuing Directors (for purposes of this section, the term "Continuing Director" means a director who was either (i) first elected or appointed as a Director prior to the date of this Agreement; or (ii) subsequently elected or appointed as a director if such director was nominated or appointed by at least a majority of the then Continuing Directors); or

     (c) any event or transaction if the Corporation would be required to report it in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

     (d) Any of the following occurs: (i) a merger or consolidation of the Corporation, other than a merger or consolidation in which the voting securities of the Corporation immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 51% or more of the combined voting power of the Corporation or surviving entity immediately after the merger or consolidation with another entity; (ii) a sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets or earning power aggregating more than 50% of the assets or earning power of the Corporation on a consolidated basis; (iii) a liquidation or dissolution of the Corporation; (iv) a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or (v) a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.


                           PURCHASE AND DELIVERY OF STOCK

     9.1 Common Stock delivered to Participants under the Plan shall be issued by the Corporation or, if the Committee so directs, shall be purchased in
the open market by an independent buying agent selected by the Corporation.   In
no case shall a Participant be entitled to receive a fractional share.

     9.2 In the event that the Common Stock to be delivered hereunder shall be issued by the Corporation, the number of shares to be issued and delivered to each Participant shall be that number of shares which could be purchased at the market price per share of Common Stock of the Corporation with the dollar amount of the Award to be made to that Participant, as provided in Section 5.2, less the amount of such Award that the Participant has elected to receive in cash. The "market price per share" of the Common Stock for purposes of this subsection shall be (1) the average of the highest and lowest sale prices per share quoted in the NASDAQ National Market System, if the shares are so quoted, (2) the mean between the bid and asked prices per share as reported by NASDAQ, if the shares are publicly traded, but are not quoted in the NASDAQ National Market System or listed on a securities exchange, or (3) if the shares are listed on a securities exchange, the average of the high and low prices at which such shares are quoted or traded on such exchange, in each case on the date on which the Committee certifies (in accordance with Section 6.1) that the performance goals and any other material terms were in fact satisfied, or if such date is not a trading day, the next preceding trading day.

     9.3 In the event that the Committee shall determine that the Common Stock to be delivered shall be purchased in the open market, the Committee shall select a buying agent which shall be a licensed securities broker that is not affiliated with the Corporation. The Corporation or a Subsidiary shall pay to the buying agent all Awards under the Plan, except amounts which Participants have elected to receive in cash, for the purchase of Common Stock in open market purchases. The buying agent will perform all functions relating to the purchase of Common Stock and will have complete discretion regarding the timing of purchases; provided that purchases shall be made within thirty days after receipt by the buying agent of funds representing Awards unless such purchases are restricted by federal or state securities laws. The buying agent shall not purchase Common Stock directly from the Corporation. Certificates for Common Stock shall be delivered to Participants promptly after purchases are made.

     9.4 Neither the Corporation nor buying agent shall have any liability to a Participant with respect to the timing of payment of Awards or the timing of purchases of Common Stock.

                             MISCELLANEOUS PROVISIONS.

     10.1 GUIDELINES - From time to time the Committee may adopt written guidelines for implementation and administration of the Plan and in conformity with Section 162(m).

     10.2 BINDING UPON SUCCESSORS - The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization which succeeds to substantially all of the assets and/or business of the Corporation. The term Corporation, whenever used in this Plan, shall mean and include any such corporation or organization after such succession.

     10.3 UNFUNDED PLAN, RESTRICTIONS ON TRANSFER - It is intended that the Plan be an "unfunded" plan for incentive compensation. The Committee may authorize the use of Trusts or other arrangements to meet the obligations hereunder, provided, however, that unless the Committee otherwise determines, the existence of such trusts or arrangements are consistent with the "unfunded" status of the Plan. Any benefits to which a Participant or his or her beneficiary may become entitled under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so transfer or encumber such benefits shall be void. This Plan does not give a Participant any interest, lien, or claim against any specific asset of the Corporation. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Corporation.

     10.4 STATUS OF AWARDS UNDER SECTION 162(m) - It is the intent of the Corporation that Awards granted to persons who are Covered Employees within the meaning of Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     10.5 DEFERRALS OF AWARDS - A Participant may elect to defer payment of the Participant's Award under the Plan if deferral of an Award under the Plan is permitted pursuant to the terms of a deferred compensation program established by the Committee existing at the time the election to defer is permitted to be made, and the Participant complies with the terms of such program. Deferred payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payment or the granting or crediting of dividend equivalents in respect of installment or deferred payments in Common Stock of the Corporation.

     10.6 EXPENSES OF PLAN - The costs and expenses of administering the Plan, including brokerage fees and commissions, if any, will be borne by the Corporation.

     10.7 NO EMPLOYMENT RIGHTS - No Participant has any right to be retained in the employ of the Corporation or any Subsidiary by virtue of participation in the Plan.

     10.8 GOVERNING LAW - The Plan shall be governed by and construed according to the laws of the State of Ohio.


                             AMENDMENT AND TERMINATION

     11.1 The Corporation may at any time terminate, or from time to time, amend the Plan by action of the Board of Directors or by action of the Committee without shareholder approval unless such approval is required to satisfy the applicable provisions of Section 162(m).

                                                                    Appendix II

                          HUNTINGTON BANCSHARES INCORPORATED


                             INCENTIVE COMPENSATION PLAN

               As Amended and Restated Effective for Performance Cycles
                        beginning on or after January 1, 1999
                    (including amendment adopted January 20, 1999)



                              PURPOSE; EFFECTIVE DATE

     1.1 The purpose of this Incentive Compensation Plan ("Plan") is to encourage, recognize, and reward exceptional levels of corporate, business unit, and individual performance. The Plan's intent is to use award dollars as a clear communication vehicle linking the interests of eligible officers with the interests of Huntington Bancshares Incorporated ("Corporation") by establishing a direct link between performance and incentive payments. The Plan serves to reinforce a management style which closely ties officer rewards to performance directly under his or her control and establishes the Corporation's willingness to reward individual performance that has a direct impact on incremental earnings. The purpose of this Incentive Compensation Plan (the "Plan") is to provide incentive for key employees whose sustained performance directly influences the creation of shareholder value.

     1.2 The Plan, as amended, will become effective upon approval by a majority of the votes cast by shareholders of the Corporation at the annual meeting on April 22, 1999, but will relate to Performance Cycles beginning January 1, 1999, and thereafter. No payments will be made under the Plan unless shareholder approval is obtained.

                                DEFINITION OF TERMS

     2.1 As used herein, the following words shall have the meanings stated after them, unless otherwise specifically provided:

          (a) "AWARD" shall mean a cash incentive payment granted to a Participant under the Plan.

          (b) "BASE SALARY" shall mean the annual cash salary payable to an Officer excluding bonuses, incentive compensation, stock options, employer contributions to pension or benefit plans, and other forms of irregular payments and deferred compensation.

          (c) "COMMITTEE" shall mean the Compensation and Stock Option Committee of the Board of Directors of the Corporation, which shall be composed of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) as hereinafter defined.

          (d)  "CORPORATION" shall mean Huntington Bancshares Incorporated.

          (e) "COVERED OFFICERS" shall mean the Participant or Participants the Committee designates in order to maintain qualified performance-based compensation within the meaning of Section 162(m).

          (f) "EXTRAORDINARY EVENTS" shall mean (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) capital gains and losses, (vi) special charges in connection with the mergers and acquisitions, and (vii) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

 .         (g)  "OFFICER" shall mean an officer of the Corporation or of a
     Subsidiary.

          (h) "PARTICIPANT" shall mean an Officer selected to participate in the Plan in accordance with section 4.1.

          (i)  "PERFORMANCE CYCLE" shall mean the calendar year.

          (j) "QUALIFYING PERFORMANCE CRITERIA" shall mean any one or more of the following performance criteria (either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured annually, on an absolute basis or relative to a pre-established target to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award):
     (a) net income, (b) earnings per share, (c) return on equity or return on average equity ("ROAE"), (d) return on assets or return on average assets, and (e) operating expenses as a percentage of total revenues (known as the "efficiency ratio"). In all cases, such amounts will be on either a reported basis or adjusted to exclude the impact of intangible assets and related amortization expense (referred to as "cash basis" or "tangible" results) whichever will produce the higher Award.

          (k) "SECTION 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statute of similar import.

          (l) "SUBSIDIARY" shall mean a subsidiary of the Corporation of which at least 50% of the voting power is directly or indirectly owned or controlled by the Corporation.

                                 ADMINISTRATION

     3.1 The Committee shall administer the Plan. The Committee is authorized to interpret and construe the Plan and to adopt such rules, regulations, and procedures for the administration of the Plan as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all decisions and determinations made by the Committee, shall be conclusive and binding on all parties including the Corporation and any person claiming an Award under the Plan.


                                 PLAN PARTICIPANTS

     4.1 Participation in the Plan shall be limited to Officers who are specified by the Committee to be key employees whose performance may, in the opinion of the Committee, significantly contribute to the long-term strategic performance and growth of the Corporation. The Committee shall select the Covered Officers and other Officers who will participate in the Plan for each Performance Cycle during the first 90 days of the Performance Cycle (or no later than such earlier or later date as may be the applicable deadline for any compensation payable to be considered performance-based pursuant to Section 162(m)) and may select Officers who are hired or promoted during a Performance Cycle to participate for the remainder of the Performance Cycle. Selection to participate in this Plan in any Performance Cycle does not require the Committee to, or imply that the Committee will, select the same person to participate in the Plan in any subsequent Performance Cycle.

                    PERFORMANCE CRITERIA AND GOALS, MAXIMUM AWARD

     5.1 PERFORMANCE CRITERIA. Awards paid under the Plan may be based upon corporate, business unit, and individual performance; however, Awards paid to Covered Officers under the Plan will be based upon the achievement of a performance goal or goals measured solely by the Qualifying Performance Criteria selected by the Committee for a Performance Cycle. Measures of performance for other Participants will be determined based upon the Qualifying Performance Criteria selected by the Committee and evaluations of the Participant's business unit and individual performance. Such evaluations will be made by the Participant's appropriate manager or senior officer. The Committee may select different Qualifying Performance Criteria for different incentive groups. The maximum annual Award payable to any Participant shall not exceed $2,500,000 notwithstanding that the Qualifying Performance Criteria for a Performance Cycle may exceed the maximum performance goal.

     5.2 PERFORMANCE GOALS. The Committee will establish annual written performance goals reflecting corporate performance. Performance goals based on the Qualifying Performance Criteria and the potential Award, expressed as a percentage of base salary as of December 31 of each plan year, that will be payable upon attainment of those performance goals, will be established in writing not later than 90 days after the commencement of the year to which the goals relate (or such earlier or later date as is permitted or required by Section 162(m)). Potential Awards may vary among Participants in different incentive groups as determined by the Committee. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award.

     5.3 ADJUSTMENTS. The Committee may increase individual Awards based upon extraordinary circumstances; however, under no circumstance may the Committee increase a Covered Officer's Award above the amount determined based on the attainment of the specified performance goals identified in accordance with
Section 5.2. In addition, notwithstanding the attainment of specified performance goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on its evaluation of Extraordinary Events or other factors. However, notwithstanding Section 9.1 or any provision of the Plan, an Award which is payable may not be reduced or eliminated following a Change in Control.


                                 PAYMENT OF AWARDS

     6.1 PAYMENT OF AWARDS. Unless payment is deferred, Awards will be payable in cash as soon as practicable following the close of the Performance Cycle and calculation of the amount of the Awards; provided that Awards will be paid to Covered Officers only after the Committee has certified in writing in the minutes of a committee meeting or otherwise that performance goals applicable to Covered Officers and other material terms of the Plan have been satisfied. Except in the situation of a Change in Control, the Committee may defer payment of an Award for such period as the Committee may determine. No Award will be paid to an officer who is not employed by the Corporation or an affiliate on the day the Award is paid except in the case of death, disability, or retirement of the officer or in the event that payment of the Award is deferred by the Committee or that a Change in Control of the Corporation has occurred. Awards are subject to federal, state and local income and other payroll tax withholding or the Corporation may require that the Participant pay to the Corporation an amount equal to any such taxes.

     In the event a Participant dies, becomes disabled, or retires before receipt of payment of an Award, as determined in the sole discretion of the Committee, the Committee may authorize payment to the Participant or the Participant's estate or beneficiary in such amount as the Committee deems appropriate.


                        CHANGE IN CONTROL OF THE CORPORATION

     7.1  INTERIM AWARDS.    In the event of a "Change in Control" of the
Corporation, as hereinafter defined, or at the direction of the Committee in anticipation of a Change in Control, the following provisions shall apply:

          (a) The Committee shall make interim incentive compensation Awards based upon the Corporation's quarterly financial statements for the quarter ending immediately prior to or coinciding with the Change in Control.

          (b) In determining the amount of interim incentive compensation Awards, the Committee shall follow the procedures for granting annual Awards, except that the Committee shall annualize each objective performance factor used in calculating such Awards. The amount of the Awards so calculated shall be pro rated based upon the quarter as of which the interim Awards are granted in accordance with the following percentages: First Quarter - 25%; Second Quarter - 50%; Third Quarter
          - 75%; and Fourth Quarter - 100%

          (c) Notwithstanding the foregoing, each interim Award to be made under this Section 7 to any Participant who received an Award under this Plan for the Performance Cycle immediately preceding the year in which the Change in Control occurs, expressed as a percentage of base salary on a pro rated basis in accordance with paragraph (b) above, shall be not less than the Award, expressed on the same basis, actually paid to that Participant under this Plan for the immediately preceding Performance Cycle.

          (d) The Committee shall grant an interim incentive compensation Award in accordance with this Section 7 to all Participants of the Plan whether or not the Participants are employed by the Corporation when the Change in Control becomes effective.

     7.2 CHANGE IN CONTROL DEFINED. For purposes of this section, a "Change in Control" of the Corporation shall be deemed to have occurred if and when, after the date hereof, any of the following occurs:

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or

     (b) A majority of the Board of Directors of the Corporation at any time is comprised of other than Continuing Directors (for purposes of this section, the term "Continuing Director" means a director who was either (i) first elected or appointed as a Director prior to the date of this Agreement; or (ii) subsequently elected or appointed as a director if such director was nominated or appointed by at least a majority of the then Continuing Directors); or

     (c) Any event or transaction if the Corporation would be required to report it in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

     (d) Any of the following occurs: (i) a merger or consolidation of the Corporation, other than a merger or consolidation in which the voting securities of the Corporation immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 51% or more of the combined voting power of the Corporation or surviving entity immediately after the merger or consolidation with another entity; (ii) a sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets or earning power aggregating more than 50% of the assets or earning power of the Corporation on a consolidated basis; (iii) a liquidation or dissolution of the Corporation; (iv) a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or (v) a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

                             MISCELLANEOUS PROVISIONS.

     8.1 GUIDELINES - From time to time the Committee may adopt written guidelines for implementation and administration of the Plan and in conformity with Section 162(m).

     8.2 BINDING UPON SUCCESSORS - The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization which succeeds to substantially all of the assets and/or business of the Corporation. The term Corporation, whenever used in this Plan, shall mean and include any such corporation or organization after such succession.

     8.3 UNFUNDED PLANS AND RESTRICTIONS ON TRANSFER - It is intended that the Plan be an "unfunded" plan for incentive compensation. The Committee may authorize the use of trusts or other arrangements to meet the obligations hereunder, provided, however, that the existence of such trusts or arrangements is consistent with the "unfunded" status of the Plan. Any benefits to which a Participant or his or her beneficiary may become entitled under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so transfer or encumber such benefits shall be void. This Plan does not give a Participant any interest, lien, or claim against any specific asset of the Corporation. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Corporation.

     8.4 STATUS OF AWARDS UNDER SECTION 162(m) - It is the intent of the Corporation that Awards granted to persons who are Covered Officers shall constitute "qualified performance-based compensation" satisfying the requirements of Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     8.5 DEFERRALS OF AWARDS - A Participant may elect to defer payment of the Participant's Award under the Plan if deferral of an Award under the Plan is permitted pursuant to the terms of a deferred compensation program established by the Committee existing at the time the election to defer is permitted to be made, and the Participant complies with the terms of such program. Deferred payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payment.

     8.6 EXPENSES OF PLAN - The costs and expenses of administering the Plan will be borne by the Corporation.

     8.7 NO EMPLOYMENT RIGHTS - No Participant has any right to be retained in the employ of the Corporation or any Subsidiary by virtue of participation in the Plan.

     8.8 GOVERNING LAW - The Plan shall be governed by and construed according to the laws of the State of Ohio.

                             AMENDMENT AND TERMINATION

     9.1 The Corporation may at any time terminate, or from time to time, amend the Plan by action of the Board of Directors or by action of the Committee without shareholder approval unless such approval is required to satisfy the applicable provisions of Section 162(m).

                        HUNTINGTON BANCSHARES INCORPORATED

        PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY / /

          [The Board of Directors recommends a vote FOR items 1, 2, 3 and 4.]

                                         WITHHOLD     FOR ALL
                       FOR ALL             ALL        EXCEPT*
                         / /               / /          / /
                                                                                                             For  Against  Abstain
1. Election of Directors.                                                2. Approval of the Corporation's    / /    / /      / /
                                                                            Amended and Restated
                                                                            Incentive Compensation Plan.
                                                                                                            For  Against  Abstain
                                                                         3. Approval of the Corporation's    / /    / /      / /
01 - Don M. Casto III                                                       Amended and Restated
02 - Patricia T. Hayot                                                      Long-Term Incentive Compensation Plan.
03 - Wm. J. Lhota                                                                                           For  Against  Abstain
04 - Timothy P. Smucker     ----------------------------                 4. Ratification of the appointment  / /    / /      / /
05 - John B Gerlach, Jr.        Nominee Exception(s)                        of Ernst & Young LLP to serve
                                                                            as independent auditors for the
                                                                            Corporation for the year 1999.
*(INSTRUCTION: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
SUCH NOMINEE'S NAME IN THE SPACE PROVIDED.)



                                                                          Signature:_________________________ Date:_______________

                                                                          Signature:_________________________ Date:_______________

                                                                          Please date and sign your name as it appears hereon. When
                                                                          signing as attorney, executor, administrator or guardian,
                                                                          please give full title.

                                                                          All joint owners must sign.

-----------------------------------------------------------------------------------------------------------------------------------
                                            DETACH PROXY CARD HERE
CONTROL NUMBER                                                                                                Huntington
                                                                                                                [LOGO]
--------------

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                 QUICK  *  EASY  *  IMMEDIATE  *  AVAILABLE 24 HOURS A DAY  *  7 DAYS A WEEK


Huntington encourages you to take advantage of a new and convenient way to vote your shares. If voting by proxy, this year you may vote by mail, or choose to vote by telephone as described below. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone, read the accompanying proxy statement and then follow these easy steps:

                                 -----------------------------------------------------------------------------------------
TO VOTE BY PHONE                     Call toll free 1-888-297-9635 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

                                     Enter the 6-digit CONTROL NUMBER located above.

                                     Option #1:  To vote as the Board of Directors recommends on ALL proposals: Press 1

                                                 When asked, please confirm your vote by pressing 1

                                     Option #2:  If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

                                 -----------------------------------------------------------------------------------------

                          If you vote by telephone, DO NOT mail back the proxy card.

                                               THANK YOU FOR VOTING!


                                              HUNTINGTON BANCSHARES INCORPORATED                                       COMMON STOCK

                     PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING -- APRIL 22, 1999

   The undersigned shareholder of Huntington Bancshares Incorporated hereby appoints Jon M. Anderson, S. Ronald Cook, Jr., and Michael T. Radcliffe, or any one or more of them, as attorneys and proxies with full power of substitution to vote all of the
Common Stock of Huntington Bancshares Incorporated which the undersigned is entitled to vote at the Annual Meeting of
Shareholders of Huntington Bancshares Incorporated to be held in the Capitol Square Banking Lobby of The Huntington National
Bank, 17 South High Street, Columbus, Ohio, on Thursday, April 22, 1999, and at any adjournment or adjournments thereof as designated on the reverse.

                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, FOR THE APPROVAL OF THE
CORPORATION'S AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN, FOR THE APPROVAL OF THE CORPORATION'S AMENDED AND RESTATED
LONG-TERM INCENTIVE COMPENSATION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

-----------------------------------------------------------------------------------------------------------------------------------

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                                                                                                      for Huntington Shareholders

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       including financial           the financial performance              dividend check                 menu
       reports                       of the company
                                                                          - Dividend direct              - Press ** to return
                                                                            deposit information            to the main menu

                                                                                                         - To exit the system,
                                                                                                           simply hang up


PLEASE RETAIN THIS CARD FOR FUTURE REFERENCE                                         ACCOUNT # ______________________________

                                     HUNTINGTON INVESTMENT AND TAX SAVINGS PLAN

                    HUNTINGTON BANCSHARES INCORPORATED
                     INSTRUCTION CARD TO PLAN TRUSTEE

     The undersigned participant in the Huntington Investment and Tax Savings Plan (the "Plan") hereby instructs The Huntington National Bank, as the Trustee of the Plan, to appoint Jon M. Anderson, S. Ronald Cook, Jr., and Michael T. Radcliffe, or any one or more of them, as attorneys and proxies with full power of substitution to vote all of the Common Stock of Huntington Bancshares Incorporated (the "Corporation") which the undersigned is entitled to vote pursuant to paragraph 11.05 (e) of the plan at the Annual Meeting of Shareholders of Huntington Bancshares Incorporated to be held in the Capitol Square Banking Lobby of The Huntington National Bank, 17 South High Street, Columbus, Ohio, on Thursday, April 22, 1999, and at any adjournment or adjournments thereof as designated on the reverse.

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

         IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT'S SHARES AS DIRECTED BY THE PLAN'S ADMINISTRATIVE COMMITTEE IN
                      ACCORDANCE WITH THE TERMS OF THE PLAN.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        HUNTINGTON BANCSHARES INCORPORATED
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /x/

[                                                                              ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of Directors.        FOR ALL          WITHHOLD             FOR ALL
                                                    ALL                EXCEPT*
01 Don M. Casto III               / /                / /                 / /
02 Patricia T. Hayot
03 Wm. J. Lhota
04 Timothy P. Smucker                      ------------------------------
05 John B. Gerlach Jr.                           Nominee Exception(s)

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE SUCH NOMINEE'S NAME IN THE SPACE PROVIDED.)

                                      FOR             AGAINST           ABSTAIN
2. Approval of the Corporation's      / /               / /               / /
   Amended and Restated Incentive
   Compensation Plan.

                                      FOR             AGAINST           ABSTAIN
3. Approval of the Corporation's      / /               / /               / /
   Amended and Restated Long-Term
   Incentive Compensation Plan.

                                      FOR             AGAINST           ABSTAIN
4. Ratification of the appointment    / /               / /               / /
   of Ernst & Young LLP to serve as
   independent auditors for the
   Corporation for the year 1999.



                                         Date:                           , 1999
                                              ---------------------------

                                         (Signature)
                                                    ---------------------------

                                              Please date and sign your name
                                                   as it appears hereon.

-------------------------------------------------------------------------------
                     ^ DETACH VOTING INSTRUCTION CARD HERE ^
CONTROL NUMBER

--------------                                                           [LOGO]

--------------


                    NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

Huntington encourages you to take advantage of a new and convenient way to vote your shares. If voting by proxy, this year you may vote by mail, or choose to vote by telephone as described below. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your voting instruction card. To vote by telephone, read the accompanying proxy statement and then follow these easy steps:

                   -------------------------------------------------------------
TO VOTE BY PHONE   Call toll free 1-888-297-9635 in the United States or
                   Canada any time on a touch tone telephone.  There is NO
                   CHARGE to you for the call.

                   Enter the 6-digit Control Number located above.

                   Option #1: To vote as the Board of Directors recommends on
                              ALL proposals: Press 1.
                              When asked, please confirm your vote by pressing 1

                   Option #2 If you choose to vote on each proposal separately, press 0 and follow the simple recorded
                             instructions.
                   -------------------------------------------------------------


      If you vote by telephone, DO NOT mail back the voting instruction card.
                             THANK YOU FOR VOTING!